Annual Report
                                                                        CLASS: Q
                                                                   June 30, 1999

                                                               U.S. EQUITY FUNDS
                                                    Pilgrim LargeCap Growth Fund
                                                      Pilgrim MidCap Growth Fund
                                                    Pilgrim SmallCap Growth Fund

                                                      INTERNATIONAL EQUITY FUNDS
                                                   Pilgrim Worldwide Growth Fund
                                          Pilgrim International Core Growth Fund
                                      Pilgrim International SmallCap Growth Fund
                                                 Pilgrim Emerging Countries Fund

                                                                    INCOME FUNDS
                                                   Pilgrim Strategic Income Fund
                                                         Pilgrim High Yield Fund
                                                      Pilgrim High Yield Fund II

                                                           EQUITY & INCOME FUNDS
                                                           Pilgrim Balanced Fund
                                                        Pilgrim Convertible Fund

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Pilgrim
Funds
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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------



             Chairman's Message ..............................    1
             Portfolio Managers' Reports:
                  U.S. Equity Funds ..........................    2
                  International Equity Funds .................    8
                  Income Funds ...............................   16
                  Equity & Income Funds ......................   22
             Report of Independent Auditors ..................   27
             Statements of Assets and Liabilities ............   28
             Statements of Operations ........................   36
             Statements of Changes in Net Assets .............   42
             Financial Highlights:
                  U.S. Equity Funds ..........................   49
                  International Equity Funds .................   52
                  Income Funds ...............................   56
                  Equity & Income Funds ......................   59
             Notes to Financial Statements ...................   61
             Portfolios of Investments:
                  U.S. Equity Funds ..........................   76
                  International Equity Funds .................   88
                  Income Funds ...............................  111
                  Equity & Income Funds ......................  123
             Shareholder Meetings ............................  132
             Other Information ...............................  135
             Tax Information .................................  136

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Pilgrim
Funds
-------

                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Annual Report for those Pilgrim Funds which offer Q classes(1). Effective May 21, 1999 Pilgrim assumed management of the Nicholas-Applegate retail funds. Our fund family now has 20 funds of varying types which provide more core investment choices for the serious investor.

There are three U.S. Equity Funds, four International Equity Funds, three Income Funds and two Equity & Income Funds which are included in this Annual Report.

Strategic Income, High Yield, High Yield II and Balanced Funds are all managed by seasoned investment professionals at Pilgrim Investments, Inc. LargeCap Growth, MidCap Growth, SmallCap Growth, Worldwide Growth, International Core Growth, International SmallCap Growth, Emerging Countries and Convertible Funds continue to be managed by Nicholas-Applegate Capital Management who has delivered solid gains to shareholders in the past. Each money manager has extensive knowledge and proven experience in their specialized market segments.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.TM/SM


Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
August 25, 1999

(1) The Annual Report for all other Pilgrim Fund classes has been issued separately.

-----------
U.S. Equity
Funds
-----------

Pilgrim
LargeCap
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Andrew Gallagher, Partner, Portfolio Manager; Bill Chenoweth, CFA, Partner, Portfolio Manager; Thomas Sullivan, Portfolio Manager; Emmy Sobieski, CFA, Portfolio Manager; Trisha Schuster, CFA, Portfolio Manager.

GOAL: Pilgrim LargeCap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of large U.S. companies.

MARKET OVERVIEW: During the second quarter of 1999, returns for large-cap stocks were solid. The S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies, and Russell 1000 Index, an unmanaged index of the 1,000 largest companies in the Russell 3000 Index, each gained 7.1%. However, their returns were exceeded by small-caps and mid-caps for the first time since the third quarter of 1997. For much of the past few years, investors have shown a decided preference for the liquidity and safety of large-cap stocks, especially a select few companies.

During the second quarter, investors showed renewed interest in the fundamental strengths and attractive valuations within smaller-cap segments. The U.S. stock market was also characterized by higher long-term interest rates and the outperformance of value versus growth stocks.

PERFORMANCE: For the three-month period ending June 30, 1999*, the Fund's Class Q shares provided a total return of 12.64%, compared to the Russell 1000 Growth Index, an unmanaged index consisting of those companies among the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth, which gained 3.85% for the same period.

PORTFOLIO SPECIFICS: Superior stock selection, especially in the consumer services and technology sectors, resulted in the fund's outperformance. The top-performing holdings in the quarter were MGM Grand, AT&T and Republic Service. In addition to strong gambling operations, MGM benefits from its convention center operations, a recent acquisition and cost-cutting efforts. AT&T continues to build on its traditional strength in long-distance communications by branching out into wireless and cable.

During the quarter, as a result of our bottom-up approach, we increased our exposure to technology-related stocks to approximately 30% of the fund. We trimmed exposure to consumer non-durables, consumer services and retail stocks during the quarter.

MARKET OUTLOOK: We view the Fed's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the stock market. In addition, the Fed's announcement that it had changed its bias from "tightening" to "neutral" may relieve some investor worries about the potential for additional rate hikes in the near future. This bodes well for growth stocks. We are encouraged by the broader advance stocks displayed in the second quarter. The environment for active management has improved.

We continue to see robust growth opportunities within the technology sector, especially the telecommunications and telecommunications equipment industries where demand remains strong. In addition, wireless communications, particularly among companies specializing in digital technology, remains an area of strength.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                             7/21/97      6/98      6/30/99
                                             -------      ----      -------

Pilgrim LargeCap Growth Fund Class Q         10,000      13,606     23,264
Russell 1000 Growth Index                    10,000      12,428     16,018

                                    Average Annual Total Returns
                                 for the periods ended June 30, 1999
                                 -----------------------------------
                                                 Since Inception
                                      1 Year         7/21/97
                                      ------     ---------------

      Class Q                         70.98%         54.53%
      Russell 1000 Growth Index       27.27%         27.20%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim LargeCap Growth Fund against the Russell 1000 Growth Index, an unmanaged index consisting of those companies among the Russell 1000 Index with higher price-to-book ratios and forecasted growth. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower has there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

-----------
U.S. Equity
Funds
-----------

Pilgrim
MidCap
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Bill Chenoweth, CFA, Partner, Portfolio Manager; Andrew Gallagher, Partner, Portfolio Manager; Thomas Sullivan, Portfolio Manager; Emmy Sobieski, CFA, Portfolio Manager; Trisha Schuster, CFA, Portfolio Manager; Tom Smith, Investment Analyst.

GOAL: Pilgrim MidCap Growth Fund seeks maximum long-term capital appreciation through investments primarily in equity securities of medium-sized U.S. companies.

MARKET OVERVIEW: For much of the second quarter, the U.S. equity market was characterized by a resurgence among value stocks. While investors showed renewed interest in the small-cap and mid-cap segments of the market, value stocks outperformed. In this difficult environment, our growth-oriented investment style was not in favor.

In addition, rising interest rates during the quarter impacted stocks with strong earnings growth rates and high price-to-earnings ratios, often precisely the types of stocks in which we invest.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 7.16%, compared to the Russell MidCap Growth Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth, which gained 10.34% for the same period.

PORTFOLIO SPECIFICS: Our significant weighting in technology-related industries negatively affected the fund's performance. Given the market dynamics and investor preference for value-oriented issues, technology stocks were vulnerable.

However, later in the quarter, fund returns benefited from the rebound among select technology stocks. We continue to see promise within the technology sector on a stock-specific basis, especially within the telecommunications industry, due to escalating demand.

In fact, among the fund's best-performing holdings for the quarter were Conexant Systems, a manufacturer of semiconductor products for communications applications, and Winstar Communications, a local and long-distance telecommunications services provider.

As a result of the continued application of our bottom-up stock selection process, we increased our exposure to technology-related and energy-related stocks, and reduced our weighting in financial-related stocks versus the prior quarter.

MARKET OUTLOOK: Based on the fundamental strengths, the outlook for all our holdings right now is extremely encouraging. While the potential for rising interest rates remains a concern, we think the Fed's proactive efforts should keep the economy in a modest growth phase and limit inflation, both good factors for stocks. Further, our bottom-up approach is highly adaptable and helps us capture areas of strength wherever they're occurring. We expect earnings will continue to accelerate, and our style of stock picking will continue to do well.


* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                      6/30/94    6/95     6/96    6/97     6/98   6/30/99
                                      -------    ----     ----    ----     ----   -------
Pilgrim MidCap Growth Fund Class Q    10,000    12,136   15,978  16,906   21,051  26,423
Russell MidCap Growth Index           10,000    12,643   15,627  18,379   22,791  27,420

                                      Average Annual Total Returns
                                  for the Periods Ended June 30, 1999
                                  -----------------------------------
                                                  Since Inception
                                       1 Year         6/30/94
                                      ------     ---------------

      Class Q                          25.52%         21.45%
      Russell MidCap Growth Index      20.31%         22.35%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MidCap Growth Fund against the Russell MidCap Growth Index, an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. To the extent the Fund invests in smallcap companies, stocks of smaller companies may entail greater price variability than those of larger companies.

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U.S. Equity
Funds
-----------

Pilgrim
SmallCap
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Thomas E. Bleakley, Partner, Portfolio Manager; Aaron M. Harris, Portfolio Manager; John C. McCraw, Portfolio Manager; Paul E. Cluskey, Portfolio Manager; Travis Prentice, Investment Analyst.

GOAL: Pilgrim SmallCap Growth Fund seeks maximum long-term capital appreciation through investments primarily in equity securities of small-sized U.S. companies.

MARKET OVERVIEW: Similar to mid-cap stocks, small-cap stocks had been largely overlooked for much of the past few years. However, in the second quarter, investors returned and performance results for small-caps outpaced large-caps for the first time since the third quarter of 1997.

In addition to the resurgence of small-cap stocks, the second quarter was characterized by higher long-term interest rates and the outperformance of value versus growth stocks. Amid a rising interest rate environment, investors turned to lower valuation stocks. The Russell 2000 Value Index, an unmanaged index consisting of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, gained 16.6% versus a 14.8% advance for the Russell 2000 Growth Index, an unmanaged index consisting of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 14.17% compared to the Russell 2000 Growth Index, which gained 14.75% for the same period.

PORTFOLIO SPECIFICS: Holdings in the financial services and healthcare sectors boosted relative performance during the quarter. Among the best-performing financial services stocks were Metris and E-Loan. Strong-performing healthcare-related stocks included Mede America and Andrx.

Exposure to technology-related stocks negatively affected relative performance during the quarter. Internet-leveraged stocks that came under profit-taking pressure such as Earthweb, NetObjects and Fatbrain.com detracted from returns.

While returns for technology-related stocks were disappointing, especially early in the quarter, they rebounded sharply and we continue to see robust growth opportunities within the technology sector. During the quarter, we reduced our exposure to software stocks amid sluggish sales stemming from uncertainty regarding the Y2K issue. However, we continue to find other exciting stock-specific opportunities within the technology sector. Holdings in the technology-related and healthcare sectors continue to comprise more than 40% of the fund.

MARKET OUTLOOK: The fundamental strengths of fund holdings inspire optimism. We continue to find promising stocks meeting our investment criteria. Further, we view the Fed's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the stock market.

We are encouraged by the broader advance stocks displayed in the second quarter. The environment for active management has improved.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                      8/31/95   6/96     6/97     6/98   6/30/99
                                      -------   ----     ----     ----   -------

Pilgrim SmallCap Growth Fund Class Q  10,000   12,440   13,033   14,942  18,047
Russell 2000 Growth Index             10,000   11,593   12,117   13,715  14,855

                              Average Annual Total Returns for
                              the Periods Ended June 30, 1999
                              -------------------------------
                                            Since Inception
                               1 Year           8/31/95
                              -----------   -----------------

Class Q                          20.78%           16.67%
Russell 2000 Growth Index         8.30%           10.88%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim SmallCap Growth Fund against the Russell 2000 Growth Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

-------------
International
Equity Funds
-----------

Pilgrim
Worldwide
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Andrew B. Gallagher, Partner, Portfolio Manager; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa A. Grigolite, Portfolio Manager.

GOAL: Pilgrim Worldwide Growth Fund seeks maximum long-term capital appreciation through investments in equity securities of issuers located in countries around the world, which may include the U.S.

MARKET OVERVIEW: The positive trends of mergers and acquisitions, economic recoveries in Asian countries, as well as the continued low-inflation environment worldwide boosted returns for global equity markets in the second quarter.

In the United States, the potent combination of robust economic growth and non-existent inflation drove large-cap stocks to record highs, with the S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. Companies, gaining 7.1% in the second quarter. In Japan, a much-anticipated economic recovery in the first quarter carried the country's equity market higher. Japan's gross domestic product grew 1.9% in the first three months of 1999 following six quarters of negative growth. In Europe, optimism that economic growth will pick up in the second half of 1999 also boosted equity market returns.

Equity markets around the globe benefited from the positive trends of:

*   merger and acquisition activities,
*   corporate restructuring, and
*   privatization and deregulation of industries.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 10.29% compared to the MSCI World Index, an unmanaged index comprised of more than 1400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East, which gained 4.48% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan, the Netherlands and Finland positively impacted returns. Among the fund's top-performing holdings during the period were Thailand-based Siam Commercial Bank, Japan's Softbank Corp., a software/Internet company, and STMicroelectronics, a semiconductor manufacturer based in the Netherlands.

We increased our weighting in the Pacific Rim to over 13% as of June 30 from about 9% at the end of March as we continue to find stocks benefiting from the positive changes in the region. Our bottom-up stock selection approach also helped us uncover exciting opportunities in Europe, where the fund had over a 24% weighting as of the end of June. The fund's weighting in the United States and Canada stood at over 51% during the period.

MARKET OUTLOOK: The long-term prospects for global investing remain promising as economic growth in many countries is expected to improve throughout 1999 and 2000. Factors such as the resumption of consumer demand in European countries and the economic recovery in emerging Asian nations and in Japan are seen to provide a favorable backdrop for stock pickers.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                       8/31/95   6/96     6/97     6/98  6/30/99
                                       -------   ----     ----     ----  -------

Pilgrim Worldwide Growth Fund Class Q  10,000   11,376   13,792   17,328  23,956
MSCI World Index                       10,000   11,391   13,720   15,851  18,114

                             Average Annual Total Returns
                         for the Periods Ended June 30, 1999
                         -----------------------------------
                                        Since Inception
                             1 Year         8/31/95
                             ------     ---------------

      Class Q                38.25%          25.62%
      MSCI World Index       14.28%          16.77%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Worldwide Growth Fund against the Morgan Stanley Capital International (MSCI) World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency flucuation and political risks not found in investments that are solely domestic.

The Fund may invest in companies located in countries with emerging securities markets when the sub-advisor believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

-------------
International
Equity Funds
-----------

Pilgrim
International Core
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa A. Grigolite, Portfolio Manager.

GOAL: Pilgrim International Core Growth Fund seeks maximum long-term capital appreciation through investments primarily in companies located outside the United States and whose capitalizations are in the top 75% of publicly-traded companies in their countries.

MARKET OVERVIEW: During the second quarter, evidence of strong economic growth in the United States triggered rising interest rates and inflation concerns. Among international markets, yield curves steepened in concert with the U.S. market as investors feared monetary tightening would be needed to curb inflation pressures and crimp a robust U.S. economy. Extending that scenario, investors looked ahead and feared slower U.S. economic growth would negatively impact the rest of the world. Despite these fears, non-U.S. stocks posted gains.

International equity markets benefited from the positive trends of:

*   merger and acquisition activities,
*   corporate restructuring, and
*   privatization and deregulation of industries.

In Japan, evidence of economic recovery, as reflected by the 1.9% rise in the country's Gross Domestic Product (GDP) in the first quarter of 1999, contributed to the favorable environment in international investing late in the quarter. The positive GDP figure, which ended six quarters of negative growth, signaled the return of investor confidence in the country during the period.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 6.92%, compared to the MSCI EAFE Index, an unmanaged index of major overseas markets, which gained 2.19% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan and the Netherlands positively impacted returns for the fund. Holdings in the technology, retail trade, and commercial/ industrial sectors contributed to gains. We have uncovered exciting opportunities on a stock-by-stock basis in Japan. Companies such as: Softbank Corp., a software/Internet firm; Ryohin Keikaku, a retail company; and Shohkoh Fund, a lending firm, were among our best-performing holdings in the period.

In the United Kingdom, we own ARM Holdings PLC, the fund's top contributor in the second quarter. The company designs reduced instruction set computing (RISC) microprocessors. It licenses and sells its technology and products to semiconductor and electronics manufacturers, including Alcatel, Intel, Lucent, Samsung, Sony and Texas Instruments.

As of June 30, the fund had a 51% weighting in Europe and 32% in the Pacific
Rim.

MARKET OUTLOOK: Looking ahead, the long-term prospects for international investing remain promising as economic growth in many countries is expected to improve throughout 1999 and 2000. Factors such as the resumption of consumer demand in European countries, and the economic recovery in emerging Asian nations and in Japan are seen to provide a favorable backdrop for stock pickers.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                               2/28/97   6/97     6/98   6/30/99
                                               -------   ----     ----   -------

Pilgrim Int'l Core Growth Fund Class Q         10,000   11,952   14,856   15,818
MSCI EAFE Index                                10,000   11,281   11,794   12,507

                    Average Annual Total Returns for the
                        Periods Ended June 30, 1999
                    ------------------------------------
                                     Since Inception
                          1 Year         2/28/97
                          ------     ---------------

      Class Q              6.47%         21.65%
      MSCI EAFE Index      6.05%         10.06%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim International Core Growth Fund against the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of major overseas markets. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

-------------
International
Equity Funds
-------------

Pilgrim
International
SmallCap
Growth Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Loretta J. Morris, Partner, Portfolio Manager; Ernesto Ramos, Ph.D., Senior Portfolio Manager; Melisa Grigolite, Portfolio Manager.

GOAL: Pilgrim International SmallCap Growth Fund seeks maximum long-term capital appreciation through investments primarily in small companies located outside the United States, emphasizing the bottom 75% of publicly-traded companies as measured by market capitalization in each country.

MARKET OVERVIEW: International small-caps have delivered solid gains in the second quarter of 1999. The pick-up in economic growth in many countries around the globe, resurgent consumer demand in developing nations and the recovery in commodity prices positively impacted returns for international small-caps.

Corporate restructuring was also a major factor that bolstered performance. In Japan, for example, management teams at smaller-cap companies have embraced restructuring programs more quickly than those at more established, large-cap firms. As a result, small-cap stocks in Japan have surged.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 13.18% compared to the Salomon EPAC Extended Market Index, an unmanaged index comprised of smaller-capitalization companies in 22 countries excluding Canada and the United States which gained 5.33% for the same period.

PORTFOLIO SPECIFICS: Stock selection in Japan, Germany and Hong Kong positively impacted the fund's returns during the period. Stock selection in the technology, consumer services, retail trade and financial services sectors also contributed to gains.

As of the end of June, we had a 45% weighting in Europe as we continue to uncover promising opportunities in the region. We raised our weighting in the Pacific Rim to 41% as of June 30 from 33% at the end of the first quarter. Our bottom-up approach to equity investing led us to unearth exciting opportunities in the region.

In Japan, the fund owns Hikari Tsushin, a major telecommunications subscription agency. The company benefits from strong cellular phone subscriber growth, focused product offerings and distribution, as well as dynamic management. In the United Kingdom, we own ARM Holdings PLC, the fund's top contributor in the second quarter. The company designs reduced instruction set computing (RISC) microprocessors. It licenses and sells its technology and products to semiconductor and electronics manufacturers, including Alcatel, Intel, Lucent, Samsung, Sony and Texas Instruments.

MARKET OUTLOOK: Despite a lack of widespread recognition, the long-term outlook for smaller-cap stocks in non-U.S. markets remains favorable. The growing popularity of national exchanges that list smaller-cap issues, such as Japan's Jasdaq market, the NOUVEAU MARCHE in France and the NEUER MARKT in Germany, is seen to provide exciting opportunities for stock pickers. Tighter regulations and better listing standards for these markets make them ideal places to look for high-quality stocks.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                     8/31/95    6/96     6/97     6/98   6/30/99
                                     -------    ----     ----     ----   -------

Pilgrim Int'l SmallCap Growth
  Fund Class Q                        10,000   11,496   14,093   18,426   22,672
Salomon EPAC/EMI Index                10,000   11,343   11,483   11,566   11,986

                               Average Annual Total Returns for
                                the Periods Ended June 30, 1999
                               --------------------------------
                                              Since Inception
                                                of Class Q
                                  1 Year           8/31/95
                                  -------     ---------------
      Class Q                      23.04%           23.83%
      Salomon EPAC EM Index        -0.39%           4.85%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim International SmallCap Growth Fund against the Salomon EPAC Extended Market Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. In exchange for higher growth potential, stocks of smaller companies may entail greater price variability than those of larger companies. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

-------------
International
Equity Funds
-------------

Pilgrim
Emerging
Countries Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Lawrence S. Speidell, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; Pedro V. Marcal, Partner, Portfolio Manager; Jessica Goncalves, Portfolio Manager; Ernesto Ramos, Ph.D., Portfolio Manager; Jon Borchardt, Investment Analyst; Jason Campbell, Investment Analyst.

GOAL: Pilgrim Emerging Countries Fund seeks maximum long-term capital appreciation through investments in equity securities of issuers located in countries with emerging securities markets.

MARKET OVERVIEW: Almost two years following a debilitating financial crisis in emerging countries, many markets in Asia and Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region registered gains in the six-month period ending June 30, 1999. The following factors boosted returns:

*    significant economic recoveries in many emerging countries,
*    declining interest rates,
*    government efforts to implement structural reforms,
*    corporate restructuring, and
*    recovery in commodity prices.

In Asia, banking sector restructuring has helped accelerate the pace of economic reform. In Thailand, where the currency crisis of 1997 started, the government has embarked on a program to recapitalize troubled banks. These banks, which suffered from a rise in non-performing loans, are in the process of repairing their depleted capital bases and raising new funds to cover their bad loans. Another country on the path of economic recovery is South Korea, which continues to benefit from the government's ongoing implementation of economic reforms.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 24.73% compared to the MSCI Emerging Markets Free Index, an unmanaged index comprised of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin, which gained 23.62% for the same period.

PORTFOLIO SPECIFICS: Amid an improving environment for emerging markets, stock selection, especially in Asia, was the greatest contributor to the fund's gains. Holdings in Taiwan, South Korea and Singapore were among the best performers during the period. We significantly increased our weighting in Asia in the period as we uncovered exciting opportunities on a stock-by-stock basis in the region. Datacraft Asia of Singapore, an information technology service provider and the premier systems integrator for Cisco Systems and Ascend Communications, was one of the fund's top performers.

MARKET OUTLOOK: Although uncertainties in emerging markets remain, such as political and regulatory issues as well as liquidity problems, long-term prospects are compelling. These countries exhibit the following attractive fundamentals:

*    important share of world GDP and population,
*    competitive labor costs, and
*    rising productivity.


* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                      8/31/95   6/96     6/97     6/98   6/30/99
                                      -------   ----     ----     ----   -------

Pilgrim Emerging Countries Class Q    10,000   11,624   15,200   12,351   14,027
MSCI Emerging Markets Index           10,000   10,677   11,808    7,043    8,818

                          Average Annual Total Returns
                       for the Periods Ended June 30, 1999
                       -----------------------------------
                                        Since Inception
                             1 Year         8/31/95
                             ------     ---------------

         Class Q             13.57%           9.24%
         MSCI EMF Index      25.20%           -3.23%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Emerging Countries Fund against the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. The Fund may invest in companies located in countries with emerging securities markets when the subadviser believes they present attractive investment opportunities. Risks of foreign investing are generally intensified for investments in emerging markets.

------
Income
Funds
------

Pilgrim
Strategic
Income Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President & Senior Portfolio Manager; Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim Strategic Income Fund (the "Fund") seeks maximum total return by investing primarily in debt securities issued by U.S. and foreign corporations, as well as U.S. and Foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield debt securities rated below investment grade.

MARKET OVERVIEW: Risk aversion has once again crept back into the investment-grade fixed income markets. From April 1st through June 30th, spreads widened in the face of monumental new issue supply and broker-dealer hesitancy to inventory non-government bonds. Renewed troubles in many Latin American debt markets, coupled with Fed tightening have moved many issues out to or near the wide levels witnessed in January of this year. Swap spreads, which are seen by some as a barometer of financial system liquidity, are now posed to match the levels seen in October, 1998 during the worst of the hedge fund and credit spread debacle.

The high yield market has continued to experience technical weakness through the first six months of 1999. Although there was fear in the market of an economic slowdown and rising interest rates and inflation, high yield bond prices remained stable to slightly lower. As a result, spreads narrowed to Treasuries through early May. As the second quarter ended, the market became increasingly concerned about credit quality and the bias of the Federal Reserve on monetary policy. High yield bond prices moved lower causing spreads to widen slightly in late May and June.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares were up 1.16% compared to the Lehman Aggregate Bond Index, an unmanaged index of fixed income securities, which was down 0.88%.

PORTFOLIO SPECIFICS: The wholesale deterioration in the investment grade fixed income markets was partially offset by our reduction in Latin American names and the paring back of Commercial Mortgage-Backed Securities, two sectors that were subsequently hit very hard. Additions to the portfolio are more tradable, and in some cases multi-billion dollar, issues in anticipation of the markets preference for liquidity. The relative value, or cheapness, of the high yield markets provided an opportunity to increase our allocation from the mid-teens to about 35%. High yield positions were consolidated as smaller holdings were sold and exposure was increased to the Telecommunications sector. Finally, we closed out all non-dollar positions.

MARKET OUTLOOK: The supply avalanche that has blighted the investment grade market provides an opportunity to add quality names at very cheap levels. Given that most issuers have decided to complete all their funding needs well before the fourth quarter and Y2K, spreads should revert to their mean in the near future. Although repeated Fed tightenings will eventually moderate the economy, we do not anticipate major profit dislocations.

Although high yield bonds have recovered from the liquidity crunch of the third quarter of 1998, we believe they continue to trade relatively cheap to historical averages. Lacking a further dramatic move upward in interest rates or inflation in the coming year, high yield should provide attractive returns versus other fixed income asset classes.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                                         7/27/98        6/30/99
                                                         -------        -------

Pilgrim Strategic Income Fund Class Q                     10,000        10,254
Lehman Brothers Aggregate Index                           10,000        10,283

                                       Average Annual Total Returns
                                    for the Periods Ended June 30, 1999
                                    -----------------------------------
                                              Since Inception
                                                  7/27/98
                                              ---------------

Class Q                                            2.54%
Lehman Brothers Aggregate Index                    2.83%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Strategic Income Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market prices for those instruments.

------
Income
Funds
------

Pilgrim
High Yield
Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim High Yield Fund seeks to provide a high level of current income, with capital appreciation as a secondary objective, by investing in high yield debt securities.

MARKET OVERVIEW: The 12-month period ending June 30, 1999 began, as one of the most friendly to high yield bonds that we have seen in several years. Shortly after the beginning of the period major shocks were sent through the capital markets giving us some of the widest spreads we have seen since the recession in 1989-1990.

High yield spreads widened as a result of a flight to quality, which took place in July and August, 1998. This occurred as a result of major dislocations in foreign markets, primarily based on the fear that the Russian economy might collapse. These fears, in hindsight, were overblown, but there were major repercussions in the global bond market.

Credit spreads on high yield bonds widened dramatically to levels not seen since the 1990 recession. Many market participants were caught off guard as liquidity was reduced. Leverage employed by certain market participants, particularly hedge funds, resulted in heavy losses as foreign markets traded off. Many major banks and brokerage firms had loaned money or actually taken equity positions in these funds. As losses mounted, the lenders became more conservative. The major market makers, or dealers, of high yield instruments cut their capital available for trading operations as part of this push towards conservatism. As a result, fewer or no bids were available to sellers of bonds, and bond prices dropped.

New issue activity slowed considerably as buyers had less cash to spend. What looked like a potentially record breaking year for new issues after six months, turned out to be just an above average year by the end of December, 1998.

As 1999 began, the market stabilized and spreads began to narrow. However, spreads remained wider than they had been in the first half of 1998. Investors were now concerned that the Federal Open Market Committee ("FOMC") had changed its bias from easing monetary policy to a more neutral stance. By the end of our fiscal year June, 1999, more investors had become concerned that inflation might pick up. Interest rates had risen significantly from late 1998. On June 30th, the FOMC raised the Fed Funds rate from 4.75% to 5.00%, tightening monetary policy.

It now appears that the FOMC is trying to engineer a soft landing by slowing the economy and keeping inflation under control without driving the country into a recession. If they successfully engineered another soft landing, as they did earlier in the decade, it would be positive for high yield issues.

PERFORMANCE: For the period from inception (6/17/99) through June 30, 1999, the Fund's Class Q shares provided a total return of 0.34% compared to the Lehman Brothers High Yield Index, an unmanaged index of high yield bonds, which returned 0.10%, and the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned 0.32% for the same period.

PORTFOLIO SPECIFICS: It was a difficult environment for high yield bonds the last 12 months. The Fund was particularly hit hard by exposure to commodity-based industries such as mining and steel.

Positively impacting performance was our heavy weighting in the communications sector. This area of the economy continues to grow at rates above the general growth rate in the United States. The fund also benefited from its core investment philosophy, which prevented the ownership of foreign and emerging markets issues. The fund avoided these sectors which underperformed the market for the period.

MARKET OUTLOOK: Much depends on the actions the FOMC takes in the next several quarters. We have an economy that is growing, and inflation rates that are reasonable. If through its control of monetary policy the FOMC can keep a lid on inflation and continue economic prosperity, it will be positive for high yield bonds.

--------------------------------------------------------------------------------

High yield issues are trading relatively cheaply to their historical averages. This presents what we believe is an opportunity to achieve returns above the long-term averages for high yield securities on issues purchased in today's market environment.

                                                 6/17/99         6/30/99
                                                 -------         -------

Pilgrim High Yield Fund Class Q                  10,000           10,034
First Boston High Yield Index                    10,000           10,032

                                  Average Annual Total Returns for the
                                      Periods Ended June 30, 1999
                                  ------------------------------------
                                            Since Inception
                                                6/17/99
                                            ---------------

Class Q                                          0.34%
First Boston High Yield Index                    0.32%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim High Yield Fund against the First Boston High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Exposure to financial market and interest rate risk. High Yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, have lower market prices for those instruments.

------
Income
Funds
------

Pilgrim
High Yield
Fund II
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Kevin Mathews, Senior Vice President & Senior Portfolio Manager.

GOALS: Pilgrim High Yield Fund II seeks to provide a high level of current income and capital growth by investing in high yield debt securities.

MARKET OVERVIEW: The 12-month period ending June 30, 1999, began as one of the most friendly to high yield bonds that we have seen in several years. Shortly after the beginning of the period, major shocks were sent through the capital markets giving us some of the widest spreads we have seen since the recession in 1989-1990.

High yield spreads widened as a result of a flight to quality, which took place in July and August, 1998. This occurred as a result of major dislocations in foreign markets, primarily based on the fear that the Russian economy might collapse. These fears, in hindsight, were overblown, but there were major repercussions in the global bond market.

Credit spreads on high yield bonds widened dramatically to levels not seen since the 1990 recession. Many market participants were caught off guard as liquidity was reduced. Leverage employed by certain market participants, particularly hedge funds, resulted in heavy losses as foreign markets traded off. Many major banks and brokerage firms had loaned money or actually taken equity positions in these funds. As losses mounted, the lenders became more conservative. The major market makers, or dealers, of high yield instruments cut their capital available for trading operations as part of this push towards conservatism. As a result, fewer or no bids were available to sellers of bonds, and bond prices dropped.

New issue activity slowed considerably as buyers had less cash to spend. What looked like a potentially record breaking year for new issues after six months, turned out to be just an above average year by the end of December, 1998.

As 1999 began, the market stabilized and spreads began to narrow. However, spreads remained wider than they had been in the first half of 1998. Investors were now concerned that the Federal Open Market Committee ("FOMC") had changed its bias from easing monetary policy to a more neutral stance. By the end of our fiscal year June, 1999, more investors had become concerned that inflation might pick up. Interest rates had risen significantly from late 1998. On June 30th, the FOMC raised the Fed Funds rate from 4.75% to 5.00%, tightening monetary policy.

It now appears that the FOMC is trying to engineer a soft landing by slowing the economy and keeping inflation under control without driving the country into a recession. If they successfully engineered another soft landing, as they did earlier in the decade, it would be positive for high yield issues.

PERFORMANCE: During the three-month period ended June 30, 1999*, the Fund's Class Q shares were up 1.36% compared to the First Boston High Yield Index, an unmanaged index of high yield bonds, which returned 1.16% for the same period.

PORTFOLIO SPECIFICS: In a tough market for high yield bonds over the last 12 months, the fund has performed well. The growth orientation of the holdings has helped the fund avoid downgrades and outperform the market.

Helping the fund was a lack of exposure to foreign and emerging markets issues. These issues were particularly volatile after the Russian economic scare. Communications and technology issues were heavily weighted and outperformed the market. Their growth rates continue to exceed the overall growth rates of the economy.

Lastly, the fund had a heavy exposure to short maturity, yield-to-call bonds. These are issues that are less sensitive to market price movements because they are about to be called, or repurchased, by their issuers. These issues helped performance in what was generally a negative market.

* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

MARKET OUTLOOK: Much depends on the actions the FOMC takes in the next several quarters. We have an economy that is growing, and inflation rates that are reasonable. If through its control of monetary policy the FOMC can keep a lid on inflation and continue economic prosperity, it will be positive for high yield bonds.

High yield issues are trading relatively cheaply to their historical averages. This presents what we believe is an opportunity to achieve returns above the long-term averages for high yield securities on issues purchased in today's market environment.

                                                3/27/98       6/98       6/30/99
                                                -------       ----       -------

Pilgrim High Yield II Fund Class Q              10,000       10,185       10,294
Lehman Brothers High Yield Index                10,000       10,111       10,072

                                   Average Annual Total Returns
                               for the Periods Ended June 30, 1999
                               -----------------------------------
                                               Since Inception
                                   1 Year         3/27/98
                                   ------      ---------------
      Class Q                        1.08%          2.33%
      Lehman High Yield Index       -0.38%          0.58%

Based on a $10,000 initial investment, the graph above illustrates the total return of Lehman High Yield II Fund against the Lehman Brothers Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the fund's portfolio and in some cases, the lower market price for those instruments.

------------
Equity &
Income Funds
------------

Pilgrim
Balanced
Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: G. David Underwood, Vice President & Senior Portfolio Manager; Kevin Mathews, Senior Vice President & Senior Portfolio Manager; Robert
K. Kinsey, Vice President & Senior Portfolio Manager.

GOALS: Pilgrim Balanced Fund seeks a balance of capital appreciation and current income by investing in a blended portfolio of equity and debt securities with an emphasis on overall total return.

EQUITY MARKET OVERVIEW: Investor attention had been on large-capitalization growth stocks since 1997. Many of these stocks benefited from corporate restructuring that began in the 1980's. Throughout last year, however, the largest 50 stocks in the S&P 500 Index, an unmanaged index of the stocks of approximately 500 large-capitalization U.S. companies, accounted for most of the index's appreciation as these select few provided a safe haven from fears of global economic weakness.

Preference shifted by the beginning of the second quarter of 1999, as it became apparent that growth of the U.S. economy remained strong, and that global economic conditions were also improving. Investors migrated to more cyclical stocks, particularly those of the Basic Industries and the Energy sectors, where depressed commodity prices stood to benefit from rising global economic activity.

The shifting market preferences in the Spring of 1999 also resulted in broader participation among market sectors. For example, over the past 12 months, only the Technology and Communications Services sectors outperformed the S&P 500 Index. During the second quarter however, six of the 11 sectors of the market, Basic Industries, Capital Goods, Communication Services, Energy, Technology and Utilities, outperformed the Index. Still, participation among stocks was relatively narrow, as the 7% gain of the S&P in the quarter was attributed to 70 companies.

BOND MARKET OVERVIEW: Risk aversion has once again crept back into the investment-grade fixed income markets. From April 1st through June 30th, spreads widened in the face of monumental new issue supply and broker-dealer hesitancy to inventory non-government bonds. Renewed troubles in many Latin American debt markets coupled with Fed tightening have moved many issues out to or near the wide levels witnessed in January of this year. Swap spreads, which are seen by some as a barometer of financial system liquidity, are now posed to match the levels seen in October, 1998 during the worst of the hedge fund and credit spread debacle.

The high yield market has continued to experience technical weakness through the first six months of 1999. Although there was fear in the market of an economic slowdown and rising interest rates and inflation, high yield bond prices remained stable to slightly lower. As a result, spreads narrowed to Treasuries through early May. As the second quarter ended, the market became increasingly concerned about credit quality and the bias of the Federal Reserve on monetary policy. High yield bond prices moved lower causing spreads to widen slightly in late May and June.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 1.44%, compared to a composite index, consisting of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year, which gained 3.88% for the same period.

PORTFOLIO SPECIFICS: Appropriate sector allocation and good stock selection, combined with a disciplined portfolio management approach, led to the Fund's strong investment performance. The Fund has maintained about 20% in technology-related industries for much of the past year. Holdings in the stocks of Sun Microsystems, IBM, Hewlett Packard, Cisco Systems, America Online and Microsoft performed particularly well. The Fund's holdings in Dupont, Alcoa, Tyco Industries, Chevron and Schlumberger were equally strong in the most recent quarter.

As of the end of June, Technology was the largest sector of the Fund, followed by Consumer Nondurables, Consumer Cyclicals, Retailing and Healthcare.


* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

The wholesale deterioration in the investment-grade fixed income markets was partially offset by our reduction in Latin American names, non-dollar positions, and Commercial Mortgage-Backed Securities. Additions to the portfolio are more tradable issues in anticipation of the market's preference for liquidity. The relative value, or cheapness, of the high yield markets provided an opportunity to increase our holdings from the mid-teens to nearly 35% of the total bond allocation.

MARKET OUTLOOK: The market environment still appears favorable for investment in large-capitalization companies. We expect the equity market to broaden further, as more groups and more individual stocks participate in the markets advance. Finally, we still see value in the long-term franchises of the leading companies in which the fund invests.

The supply avalanche that has blighted the bond market provides an opportunity to add desirable names at very cheap levels. Given that most issuers have decided to complete all their 1999 funding needs well before the fourth quarter and Y2K, spreads should revert to their mean in the near future.

                                      8/31/95   6/96     6/97     6/98   6/30/99
                                      -------   ----     ----     ----   -------

Pilgrim Balanced Fund Class Q         10,000   10,922   12,567   15,899   18,478
60% S&P 500 / 40% Aggregate Index     10,000   11,458   13,738   16,960   19,791

                                            Average Annual Total Returns
                                        for the Periods Ended June 30, 1999
                                        -----------------------------------
                                                        Since Inception
                                             1 Year         8/31/95
                                             ------     ---------------

      Class Q                                16.22%         17.39%
      60% S&P 500/40% Lehman Aggregate       14.92%         19.81%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Balanced Fund against the 60% S&P 500, 40% Lehman Aggregate Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany debt investments.

------------
Equity &
Income Funds
------------

Pilgrim
Convertible
Fund
                           PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Catherine Somhegyi, Partner, Chief Investment Officer, Global Equity Management; Douglas G. Forsyth, Portfolio Manager; William L. Stickney, Portfolio Manager; Michael Carroll, Investment Analyst; Michael Yee, Investment Analyst.

GOAL: Pilgrim Convertible Fund seeks maximum total return, consisting of capital appreciation and current income, by investing primarily in convertible securities.

MARKET OVERVIEW: Strength in the stock market and narrowing credit spreads continued to help convertible bonds in the second quarter. We viewed the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points on the last day of the quarter as a sign of its proactive approach. That move could keep the economy in a modest growth phase and limit inflation concerns, both positives for the convertible market. Technology-related issues were among the best performers during the quarter, especially in June.

PERFORMANCE: For the three-month period ended June 30, 1999*, the Fund's Class Q shares provided a total return of 6.62% compared to the First Boston Convertible Index, an unmanaged index representing the universe of convertible securities, which gained 7.53% for the same period.

PORTFOLIO SPECIFICS: Investor preference for value-oriented stocks and a sharp selloff among technology issues early in the quarter negatively impacted returns as the fund retained a significant weighting in technology issues throughout the period. Issue-specific disappointments, such as energy providers Williams Companies and Texas Utilities, also weighted on returns.

However, later in the quarter, as technology stocks rebounded, fund returns outdistanced those of the benchmark. Among the fund's top-performing holdings late in the quarter were Qualcomm, Analog Devices and LSI Logic. Other strong performers included Ericsson and Citrix. Select issues in the commercial/industrial and retail sectors also contributed to gains.

MARKET OUTLOOK: The fund retains its significant weighting in technology issues and we continue to see signs of promise within this sector, especially among telecommunications and telecom equipment providers as a result of increasing demand.

Our bottom-up approach also continues to uncover opportunities in other sectors such as retail where pockets of strength coexist with issuer-specific distinctions. Recently, issues such as Ann Taylor, Home Depot and CVS Corp. have delivered strong gains.

Convertibles remain an attractive asset class for risk-conscious investors who seek stock market participation with limited downside exposure.


* Effective April 1, 1999, the Fund changed its fiscal year end from March 31 to June 30.

--------------------------------------------------------------------------------

                                      8/31/95   6/96     6/97     6/98   6/30/99
                                      -------   ----     ----     ----   -------

Pilgrim Convertible Fund Class Q      10,000   11,495   14,012   17,127   21,275
First Boston Convertible Index        10,000   11,065   12,739   14,520   16,216

                                         Average Annual Total Returns for
                                         the Periods Ended June 30, 1999
                                         -------------------------------
                                                        Since Inception
                                            1 Year          8/31/95
                                            ------      ---------------

      Class Q                               24.23%           21.79%
      First Boston Convertible Index        11.68%           13.45%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Convertible Fund against the First Boston Convertible Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Financial and market risks associated with equity investing, currency fluctuations, and economic and political risks associated with investing in a specialized regional Fund. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

-------
Pilgrim
Funds
------

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The Pilgrim Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund as of June 30, 1999, and the related statements of operations, changes in net assets and financial highlights for the three-month period ended June 30, 1999 except for the Pilgrim High Yield Fund for which we audited the statement of operations for the year ended June 30, 1999 the statements of changes for each of the years in the two-year period ended June 30, 1999 and the financial highlights for the period from June 17, 1999 to June 30, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to April 1, 1999 for the Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund, Pilgrim High Yield Fund II, Pilgrim Balanced Fund, and Pilgrim Convertible Fund the statements of operations, changes in net assets, and financial highlights were audited by other auditors whose report thereon dated May 7, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999 by correspondence with the custodians and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of June 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
August 20, 1999

-----------
U.S. Equity
Funds
----------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                  LargeCap         MidCap         SmallCap
                                                   Growth          Growth          Growth
                                                    Fund            Fund            Fund
                                                -------------   -------------   -------------
ASSETS:
Investments in securities at market value*       $ 97,870,110    $278,493,200    $309,561,671
Short-term investments at amortized cost           12,441,000       3,347,000       5,561,000
Cash                                                   11,662         210,301           5,657
Receivables:
 Fund shares sold                                   4,154,475         765,570         427,935
 Dividends and interest                                37,922          52,011          45,140
 Due from affiliate                                    26,893          68,153         268,220
 Investment securities sold                            31,151       4,447,146       4,195,380
Prepaid expenses                                        5,774          19,574          32,211
                                                 ------------    ------------    ------------
  Total Assets                                    114,578,987     287,402,955     320,097,214
                                                 ------------    ------------    ------------
LIABILITIES:
Payable for investment securities purchased        11,406,913       6,548,970       2,186,814
Payable for fund shares redeemed                      193,181         589,320       1,133,965
Other accrued expenses and liabilities                 14,945         129,280         203,713
                                                 ------------    ------------    ------------
  Total Liabilities                                11,615,039       7,267,570       3,524,492
                                                 ------------    ------------    ------------
NET ASSETS                                       $102,963,948    $280,135,385    $316,572,722
                                                 ============    ============    ============
NET ASSETS CONSIST OF:
 Paid-in capital                                 $ 79,823,880    $137,864,194    $147,496,284
 Undistributed net investment income                      --              --              --
 Accumulated net realized gain on
  investments                                       7,616,785      77,323,000      84,971,279
 Net unrealized appreciation of investments        15,523,283      64,948,191      84,105,159
                                                 ------------    ------------    ------------
 Net Assets                                      $102,963,948    $280,135,385    $316,572,722
                                                 ============    ============    ============
 *Cost of securities                             $ 82,346,827    $213,545,009    $225,456,512

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                                                  LargeCap             MidCap          SmallCap
                                                   Growth              Growth           Growth
                                                    Fund                Fund             Fund
                                             ----------------   -----------------   --------------
Class A:
 Net Assets                                       $30,107,581        $ 66,586,012     $102,640,911
 Shares authorized                                 unlimited           unlimited        unlimited
 Par value                                        $      0.00        $       0.00     $       0.00
 Shares outstanding                                 1,071,853           3,120,150        5,380,592
 Net asset value and redemption price per
  share                                           $     28.09        $      21.34     $      19.08
 Maximum offering price per share(1)              $     29.80        $      22.64     $      20.24
Class B:
 Net Assets                                       $49,057,385        $ 49,334,533     $ 49,447,954
 Shares authorized                                 unlimited           unlimited        unlimited
 Par value                                        $      0.00        $       0.00     $       0.00
 Shares outstanding                                 1,742,728           1,959,417        2,055,763
 Net asset value and redemption price per
  share(2)                                        $     28.15        $      25.18     $      24.05
 Maximum offering price per share                 $     28.15        $      25.18     $      24.05
Class C:
 Net Assets                                       $17,755,047        $144,831,672     $153,470,705
 Shares authorized                                 unlimited           unlimited        unlimited
 Par value                                        $      0.00        $       0.00     $       0.00
 Shares outstanding                                   632,420           7,323,780        8,158,235
 Net asset value and redemption price per
  share(2)                                        $     28.07        $      19.78     $      18.81
 Maximum offering price per share                 $     28.07        $      19.78     $      18.81
Class Q:
 Net Assets                                       $ 6,043,935        $ 19,383,168     $ 11,013,152
 Shares authorized                                 unlimited           unlimited        unlimited
 Par value                                        $      0.00        $       0.00     $       0.00
 Shares outstanding                                   212,554             719,569          519,825
 Net asset value and redemption price per
  share(2)                                        $     28.43        $      26.94     $      21.19
 Maximum offering price per share                 $     28.43        $      26.94     $      21.19

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

-------------
International
Equity Funds
-------------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                 Worldwide       International     International        Emerging
                                                   Growth         Core Growth        SmallCap           Countries
                                                    Fund             Fund           Growth Fund           Fund
                                                --------------   ---------------   ---------------   --------------
ASSETS:
Investments in securities at market value*       $202,401,856      $43,435,908       $111,950,014     $ 176,341,560
Short-term investments at amortized cost           14,758,000              --           5,360,000         7,384,000
Foreign Currency**                                        --               --           2,580,215               --
Cash                                                      --         1,307,535            225,008               --
Receivables:
 Fund shares sold                                   3,231,038        1,092,349          2,015,853         1,774,077
 Dividends and interest                               509,397          281,735            226,990           775,276
 Due from affiliate                                   283,144          210,661            104,837            63,772
 Investment securities sold                         3,029,806        2,611,095          2,462,444         2,495,161
Prepaid expenses                                       43,356           20,047             46,835            39,507
                                                 -------------     ------------     -------------     -------------
  Total Assets                                    224,256,597       48,959,330        124,972,196       188,873,353
                                                 -------------     ------------     -------------     -------------
LIABILITIES:
Payable for investment securities purchased         2,673,655        2,074,806          6,793,906         2,785,288
Payable for fund shares redeemed                      152,807           25,916             64,802           637,237
Outstanding credit facility loan                          --           226,261                --                --
Payable to custodian                                1,027,471          798,448                --          1,954,963
Other accrued expenses and liabilities                 99,880           65,367             57,131           311,666
                                                 -------------     ------------     -------------     -------------
  Total Liabilities                                 3,953,813        3,190,798          6,915,839         5,689,154
                                                 -------------     ------------     -------------     -------------
NET ASSETS                                       $220,302,784      $45,768,532       $118,056,357     $ 183,184,199
                                                 =============     ============     =============     =============
NET ASSETS CONSIST OF:
 Paid-in capital                                 $155,670,589      $39,235,943       $ 79,510,671     $ 234,859,979
 Undistributed net investment income                      --            69,633                --                --
 Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions                                     31,948,126        1,365,716         11,055,060       (94,604,331)
 Net unrealized appreciation of investments
  and other assets, liabilities and forward
  contracts denominated in foreign
  currencies                                       32,684,069        5,097,240         27,490,626        42,928,551
                                                 -------------     ------------     -------------     -------------
 Net Assets                                      $220,302,784      $45,768,532       $118,056,357     $ 183,184,199
                                                 =============     ============     =============     =============
 *Cost of securities                             $169,684,025      $38,311,857       $ 84,455,498     $ 133,342,211
 **Cost of foreign currency                      $        --       $       --        $  2,580,215     $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                Worldwide       International    International     Emerging
                                                  Growth         Core Growth        SmallCap       Countries
                                                   Fund              Fund         Growth Fund        Fund
                                             ---------------   --------------   --------------   -------------
Class A:
 Net Assets                                     $ 66,244,600      $12,408,651      $37,490,363     $53,483,247
 Shares authorized                                unlimited         unlimited        unlimited      unlimited
 Par value                                      $       0.00      $      0.00      $      0.00     $      0.00
 Shares outstanding                                2,809,668          656,006        1,575,287       3,194,053
 Net asset value and redemption price per
  share                                         $      23.58      $     18.92      $     23.80     $     16.74
 Maximum offering price per share(1)            $      25.02      $     20.07      $     25.25     $     17.77
Class B:
 Net Assets                                     $ 27,938,296      $12,034,346      $19,331,040     $26,341,616
 Shares authorized                                unlimited         unlimited        unlimited      unlimited
 Par value                                      $       0.00      $      0.00      $      0.00     $      0.00
 Shares outstanding                                1,048,574          630,889          763,313       1,551,677
 Net asset value and redemption price per
  share(2)                                      $      26.64      $     19.08      $     25.33     $     16.98
 Maximum offering price per share               $      26.64      $     19.08      $     25.33     $     16.98
Class C:
 Net Assets                                     $111,250,155      $11,935,774      $18,354,420     $24,229,829
 Shares authorized                                unlimited         unlimited        unlimited      unlimited
 Par value                                      $       0.00      $      0.00      $      0.00     $      0.00
 Shares outstanding                                4,697,071          623,761          786,424       1,482,037
 Net asset value and redemption price per
  share(2)                                      $      23.69      $     19.14      $     23.34     $     16.35
 Maximum offering price per share               $      23.69      $     19.14      $     23.34     $     16.35
Class Q:
 Net Assets                                     $ 14,869,733      $ 9,389,761      $42,880,534     $79,129,507
 Shares authorized                                unlimited         unlimited        unlimited      unlimited
 Par value                                      $       0.00      $      0.00      $      0.00     $      0.00
 Shares outstanding                                  548,246          478,250        1,704,613     $ 4,601,297
 Net asset value and redemption price per
  share(2)                                      $      27.12      $     19.63      $     25.16     $     17.20
 Maximum offering price per share               $      27.12      $     19.63      $     25.16     $     17.20

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

------
Income
Funds
------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                                Strategic
                                                                 Income           High Yield         High Yield
                                                                  Fund               Fund              Fund II
                                                              -------------     --------------     --------------
ASSETS:
Investments in securities at market value*                     $ 15,277,591      $ 404,811,521       $ 74,984,519
Short-term investments at amortized cost                          1,883,000          4,323,000          4,639,000
Cash                                                                 49,096                --                 --
Receivables:
 Fund shares sold                                                    74,489          1,399,665            179,845
 Interest                                                           179,633          9,406,275          1,168,007
 Due from affiliate                                                  53,233             41,984            134,231
 Investment securities sold                                         790,641          2,987,778          3,568,801
Prepaid expenses                                                      8,930             89,471              3,647
                                                               ------------      -------------       ------------
  Total Assets                                                   18,316,613        423,059,694         84,678,050
                                                               ------------      -------------       ------------
LIABILITIES:
Payable for investment securities purchased                       1,728,412          1,775,497          3,195,425
Payable for fund shares redeemed                                     46,602          1,269,071            304,419
Payable to custodian                                                    --           2,059,007              1,700
Other accrued expenses and liabilities                               11,275            152,159            652,307
                                                               ------------      -------------       ------------
  Total Liabilities                                               1,786,289          5,255,734          4,153,851
                                                               ------------      -------------       ------------
NET ASSETS                                                     $ 16,530,324      $ 417,803,960       $ 80,524,199
                                                               ============      =============       ============
NET ASSETS CONSIST OF:
 Paid-in capital                                               $ 17,179,945      $ 468,338,082       $ 86,817,360
 Undistributed net investment income (loss)                         138,021                --            (193,920)
 Accumulated net realized loss on investments and foreign
  currency transactions                                            (444,975)       (41,190,494)        (4,358,980)
 Net unrealized depreciation of investments and other
  assets, liabilities and forward contracts denominated in
  foreign currencies                                               (342,667)        (9,343,628)        (1,740,261)
                                                               ------------      -------------       ------------
 Net Assets                                                    $ 16,530,324      $ 417,803,960       $ 80,524,199
                                                               ============      =============       ============

*Cost of securities                                            $ 15,619,361      $ 414,155,149       $ 76,724,780

--------------------------------------------------------------------------------

                                                          Strategic
                                                            Income       High Yield       High Yield
                                                             Fund           Fund           Fund II
                                                       --------------   -------------   -------------
Class A:
 Net Assets                                               $ 2,735,522    $131,534,749     $16,795,079
 Shares authorized                                          unlimited      80,000,000       unlimited
 Par value                                                $      0.00    $       0.00     $      0.00
 Shares outstanding                                           217,280      22,169,655       1,451,200
 Net asset value and redemption price per share           $     12.59    $       5.93     $     11.57
 Maximum offering price per share(1)                      $     13.22    $       6.23     $     12.15
Class B:
 Net Assets                                               $ 5,657,942    $261,589,029     $41,882,346
 Shares authorized                                          unlimited      80,000,000       unlimited
 Par value                                                $      0.00    $       0.00     $      0.00
 Shares outstanding                                           458,971      44,172,526       3,618,337
 Net asset value and redemption price per share(2)        $     12.33    $       5.92     $     11.58
 Maximum offering price per share                         $     12.33    $       5.92     $     11.58
Class C:
 Net Assets                                               $ 7,965,435    $    551,266     $18,618,124
 Shares authorized                                          unlimited      80,000,000       unlimited
 Par value                                                $      0.00    $       0.00     $      0.00
 Shares outstanding                                           621,888          93,124       1,608,363
 Net asset value and redemption price per share(2)        $     12.81    $       5.92     $     11.58
 Maximum offering price per share                         $     12.81    $       5.92     $     11.58
Class M:
 Net Assets                                                    n/a       $ 24,128,886          n/a
 Shares authorized                                             n/a         40,000,000          n/a
 Par value                                                     n/a       $       0.00          n/a
 Shares outstanding                                            n/a          4,071,134          n/a
 Net asset value and redemption price per share                n/a       $       5.93          n/a
 Maximum offering price per share(3)                           n/a       $       6.13          n/a
Class Q:
 Net Assets                                               $   171,425    $         30     $ 3,228,650
 Shares authorized                                          unlimited      80,000,000       unlimited
 Par value                                                $      0.00    $       0.00     $      0.00
 Shares outstanding                                            14,299               5         278,622
 Net asset value and redemption price per share(2)        $     11.99    $       5.93     $     11.59
 Maximum offering price per share                         $     11.99    $       5.93     $     11.59

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

------------
Equity &
Income Funds
------------

            STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 1999
--------------------------------------------------------------------------------

                                                                Balanced         Convertible
                                                                  Fund               Fund
                                                              -------------     ---------------
ASSETS:
Investments in securities at market value*                     $ 35,015,316       $ 252,424,733
Short-term investments at amortized cost                          3,938,000           5,886,000
Cash                                                                116,334             599,397
Receivables:
 Fund shares sold                                                    71,661           1,533,006
 Dividends and interest                                             220,872             875,860
 Due from affiliate                                                  76,465              61,411
 Investment securities sold                                       2,671,478           3,754,519
Prepaid expenses                                                      2,238              14,973
                                                               ------------      --------------
  Total Assets                                                   42,112,364         265,149,899
                                                               ------------      --------------
LIABILITIES:
Payable for investment securities purchased                       3,695,309           4,965,105
Payable for fund shares redeemed                                     33,771             661,180
Distributions payable                                                56,354             366,252
Other accrued expenses and liabilities                               30,686             120,052
                                                               ------------      --------------
  Total Liabilities                                               3,816,120           6,112,589
                                                               ------------      --------------
NET ASSETS                                                     $ 38,296,244       $ 259,037,310
                                                               ============      ==============
NET ASSETS CONSIST OF:
 Paid-in capital                                               $ 29,576,001       $ 173,401,712
 Undistributed (overdistributed) net investment income              (16,013)            195,337
 Accumulated net realized gain on investments and foreign
  currency transactions                                           6,602,814          35,557,539
 Net unrealized appreciation of investments and other
  assets, liabilities and forward contracts denominated in
  foreign currencies                                              2,133,442          49,882,722
                                                               ------------      --------------
 Net Assets                                                    $ 38,296,244       $ 259,037,310
                                                               ============      ==============

*Cost of securities                                            $ 32,880,976       $ 202,531,965

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                      Balanced      Convertible
                                                        Fund           Fund
                                                     -----------    ------------
Class A:
 Net Assets                                          $ 9,618,676    $ 73,132,777
 Shares authorized                                     unlimited      unlimited
 Par value                                           $      0.00    $       0.00
 Shares outstanding                                      500,291       3,142,135
 Net asset value and redemption price per share      $     19.23    $      23.27
 Maximum offering price per share(1)                 $     20.40    $      24.69
Class B:
 Net Assets                                          $ 7,157,205    $ 68,091,068
 Shares authorized                                     unlimited      unlimited
 Par value                                           $      0.00    $       0.00
 Shares outstanding                                      347,552       2,687,557
 Net asset value and redemption price per share(2)   $     20.59    $      25.34
 Maximum offering price per share                    $     20.59    $      25.34
Class C:
 Net Assets                                          $21,330,586    $100,276,199
 Shares authorized                                     unlimited      unlimited
 Par value                                           $      0.00    $       0.00
 Shares outstanding                                    1,150,957       4,217,155
 Net asset value and redemption price per share(2)   $     18.53    $      23.78
 Maximum offering price per share                    $     18.53    $      23.78
Class Q:
 Net Assets                                          $   189,777    $ 17,537,266
 Shares authorized                                     unlimited      unlimited
 Par value                                           $      0.00    $       0.00
 Shares outstanding                                        9,967         778,944
 Net asset value and redemption price per share(2)   $     19.04    $      22.51
 Maximum offering price per share                    $     19.04    $      22.51

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

-----------
U.S. Equity
Funds
-----------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                               LargeCap Growth Fund                MidCap Growth Fund
                                          ----------------------------   -------------------------------
                                          Three Months        Year        Three Months          Year
                                             Ended            Ended          Ended             Ended
                                            June 30,        March 31,      June 30,          March 31,
                                              1999            1999           1999               1999
                                          --------------   -----------   ---------------   -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes           $   61,448      $   88,826    $    153,517       $    600,518
 Interest                                      79,876          91,130          38,871            484,431
 Securities lending                             5,339          48,659          52,785          1,036,944
                                           ----------      -----------   -------------      ------------
  Total investment income                     146,663         228,615         245,173          2,121,893
                                           ----------      -----------   -------------      ------------
EXPENSES:
 Distribution expenses                        124,911         142,925         536,357          2,075,413
 Investment management fees                   115,161         178,627         549,879          3,049,230
 Miscellaneous                                 45,349          11,689         217,012             56,413
 Transfer agent and registrar fees              8,528          34,932          41,000            467,821
 Accounting and administration fees             7,025         114,863          36,302            851,750
 Shareholder reporting                          4,240           5,111          20,874             23,813
 Professional fees                              4,050          18,724          24,933            231,642
 Recordkeeping and pricing fees                 2,385             --            1,500                --
 Custodian fees                                 2,154          21,063          31,490             53,515
 Registration and filing fees                     800          49,256           5,688             48,494
 Shareholder servicing fee                        761             --              814                --
 Directors'/trustees fees                         400             270           1,883             34,006
 Insurance                                         61             301             484              5,414
 Interest and credit facility fee                  25           1,336             467             40,120
                                           ----------      -----------   -------------      ------------
  Total expenses                              315,850         579,097       1,468,683          6,937,631
                                           ----------      -----------   -------------      ------------
 Less:
  Waived and reimbursed fees                    4,314         154,098           1,010            301,613
  Earnings credits                              1,050             --            1,490                --
                                           ----------      -----------   -------------      ------------
  Net expenses                                310,486         424,999       1,466,183          6,636,018
                                           ----------      -----------   -------------      ------------
  Net investment loss                        (163,823)       (196,384)     (1,221,010)        (4,514,125)
                                           ----------      -----------   -------------      ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain from investments         2,418,689       5,409,155      37,699,336         47,761,620
 Net change in unrealized appreciation
  (depreciation) of investments             6,320,924       9,499,395     (14,395,996)         8,536,297
                                           ----------      -----------   -------------      ------------
 Net gain (loss) from investments           8,739,613      14,908,550      23,303,340         56,297,917
                                           ----------      -----------   -------------      ------------
  NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                              $8,575,790      $14,712,166   $ 22,082,330       $ 51,783,792
                                           ==========      ===========   =============      ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

       SmallCap Growth Fund
----------------------------------
 Three Months          Year
    Ended             Ended
  June 30,          March 31,
    1999               1999
---------------   ----------------

$    105,554       $   1,186,130
      35,385             385,506
      97,226           1,291,855
-------------      -------------
     238,165           2,863,491
-------------      -------------
     562,935           2,534,830
     811,208           5,334,833
     284,318              98,464
      45,500             595,466
      40,382           1,061,281
      23,840              22,868
      40,738             287,926
       4,763                 --
      15,307              47,117
       2,280              87,994
         608                 --
       2,254              54,131
         561               7,095
         619             450,220
-------------      -------------
   1,835,313          10,582,225
-------------      -------------
      29,487             518,164
       1,164                 --
-------------      -------------
   1,804,662          10,064,061
-------------      -------------
  (1,566,497)         (7,200,570)
-------------      -------------
  67,438,450          86,043,833
 (18,557,187)        (93,770,559)
-------------      -------------
  48,881,263          (7,726,726)
-------------      -------------
$ 47,314,766       $ (14,927,296)
=============      =============

-------------
International
Equity Funds
-------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                   Worldwide Growth Fund          International Core Growth Fund
                                              --------------------------------   --------------------------------
                                              Three Months         Year          Three Months         Year
                                                 Ended             Ended            Ended             Ended
                                                June 30,         March 31,         June 30,         March 31,
                                                  1999             1999              1999             1999
                                              --------------   ---------------   --------------   ---------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes               $   727,739      $  1,324,136      $  483,902       $  1,034,114
 Interest                                          194,543           326,825          20,557            362,746
 Securities lending                                  8,286           190,621           1,684             41,295
                                               -----------      ------------      ----------       ------------
  Total investment income                          930,568         1,841,582         506,143          1,438,155
                                               -----------      ------------      ----------       ------------
EXPENSES:
 Distribution expenses                             371,306         1,107,696          76,659            248,904
 Investment management fees                        589,768         1,472,492         253,063          1,061,288
 Miscellaneous                                      12,189            42,555          49,135             25,062
 Transfer agent and registrar fees                  12,500           175,204          12,500             79,193
 Accounting and administration fees                 57,627           361,838           5,955            222,257
 Shareholder reporting                              55,123            15,667          12,874             20,270
 Professional fees                                  35,550            95,641          10,393             64,493
 Recordkeeping and pricing fees                        --                --              --                 --
 Custodian fees                                     26,557           198,979          15,000            239,497
 Registration and filing fees                        5,688            57,552           5,688             35,343
 Shareholder servicing fee                           1,590               --              414                --
 Directors'/trustees fees                              915             1,776             245                999
 Insurance                                             371             1,908             280              1,435
 Interest and credit facility fee                      275            14,192           5,397              3,782
                                               -----------      ------------      ----------       ------------

  Total expenses                                 1,169,459         3,545,500         447,603          2,002,523
                                               -----------      ------------      ----------       ------------
 Less:
  Waived and reimbursed fees                           --            242,660          11,093            253,811
                                               -----------      ------------      ----------       ------------
  Net expenses                                   1,169,459         3,302,840         436,510          1,748,712
                                               -----------      ------------      ----------       ------------
  Net investment income (loss)                    (238,891)       (1,461,258)         69,633           (310,557)
                                               -----------      ------------      ----------       ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                    5,142,968        34,678,990       4,193,951            793,552
  Foreign currency transactions                   (317,798)         (229,650)       (280,912)        (1,322,452)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                   20,401,318        12,707,158       4,044,999         13,541,108
  Translation of other assets, liabilities
   and forward contracts
   denominated in foreign currencies               (33,762)          (93,137)        (26,811)           (28,814)
                                               -----------      ------------      ----------       ------------
 Net gain (loss) from investments and
  foreign currencies                            25,192,726        47,063,361       7,931,227         12,983,394
                                               -----------      ------------      ----------       ------------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                                  $24,953,835      $ 45,602,103      $8,000,860       $ 12,672,837
                                               ===========      ============      ==========       ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

 International SmallCap Growth Fund       Emerging Countries Fund
-----------------------------------   --------------------------------
   Three Months         Year            Three Months           Year
      Ended            Ended               Ended              Ended
     June 30,        March 31,            June 30,          March 31,
       1999             1999                1999               1999
   --------------   --------------      --------------   ---------------

    $   307,757      $   746,291         $ 1,060,721       $   4,191,769
         50,065          472,518              43,094             797,757
          1,407           52,931               9,087             356,077
    -----------      -----------         -----------       -------------
        359,229        1,271,740           1,112,902           5,345,603
    -----------      -----------         -----------       -------------
        177,661          325,037             193,139             867,645
        327,972        1,149,529             716,000           3,476,180
          3,405           28,547              82,534              64,151
         23,000           89,085              12,500             251,494
          1,399          244,633              46,621             549,474
         11,040           14,023              55,123              78,110
         21,932           57,055              36,068             180,178
          1,773              --                  --                  --
          3,961          200,220              59,724             940,358
          4,041           52,542               6,844              80,376
            378              --                1,353                 --
          2,979            1,037               1,500              16,070
            338            1,530                 535               3,720
            216            1,894                 535              99,031
    -----------      -----------         -----------       -------------
        580,095        2,165,132           1,212,476           6,606,787
    -----------      -----------         -----------       -------------
          3,405          168,199              69,001             816,718
    -----------      -----------         -----------       -------------
        576,690        1,996,933           1,143,475           5,790,069
    -----------      -----------         -----------       -------------
       (217,461)        (725,193)            (30,573)           (444,466)
    -----------      -----------         -----------       -------------
      5,411,890        8,536,211          11,704,157         (82,042,109)
        (79,978)        (310,687)           (465,273)         (1,781,198)
     11,698,095       14,384,412          51,197,149          10,604,952
         (3,890)         (26,496)            (70,798)            (87,082)
    -----------      -----------         -----------       -------------
     17,026,117       22,583,440          62,365,235         (73,305,437)
    -----------      -----------         -----------       -------------
    $16,808,656      $21,858,247         $62,334,662       $ (73,749,903)
    ===========      ===========         ===========       =============

------
Income
Funds
------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                                           High Yield
                                               Strategic Income Fund          Fund             High Yield Fund II
                                            --------------------------- ---------------- ----------------------------
                                             Three Months      Year           Year        Three Months        Year
                                                Ended         Ended          Ended           Ended           Ended
                                               June 30,     March 31,       June 30,        June 30,       March 31,
                                                 1999          1999           1999            1999            1999
                                            -------------- ------------ ---------------- -------------- -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes             $   27,553    $ 115,650     $         --    $       --      $    305,770
 Interest                                       424,413    1,715,145        37,453,697     2,470,108        7,924,233
                                             ----------    ----------    -------------   ------------    ------------
  Total investment income                       451,966    1,830,795        37,453,697     2,470,108        8,230,003
                                             ----------    ----------    -------------   ------------    ------------
EXPENSES:
 Distribution expenses                           29,595       52,773         2,670,572       177,661          558,242
 Investment management fees                      23,699      124,514         2,176,246       132,246          466,926
 Miscellaneous                                   11,397       37,339             6,671        11,110           12,742
 Transfer agent and registrar fees                5,750       25,041           482,786        30,500           55,799
 Accounting and administration fees               2,468      106,606               --         11,486          159,964
 Shareholder reporting                            4,040       27,433           105,753        11,040           97,053
 Professional fees                                3,261        4,619            62,216        10,293           39,929
 Recordkeeping and pricing fees                     281          --             70,688         1,334              --
 Custodian fees                                   4,989       25,448            74,455         7,377           16,542
 Registration and filing fees                     8,670       43,712           130,996        12,627           44,673
 Shareholder servicing fee                          253          --             30,409           130              --
 Directors'/trustees fees                           101          328            19,268           410            1,154
 Insurance                                           38          384            16,857           180            1,068
 Interest and credit facility fee                   --           281            11,124           160            6,001
                                             ----------    ----------    -------------   ------------    ------------
  Total expenses                                 94,542      448,478         5,858,041       406,554        1,460,093
                                             ----------    ----------    -------------   ------------    ------------
 Less:
  Waived and reimbursed fees                     31,139      232,922           441,770        54,363          318,323
  Earnings credits                                  --           --             44,802           --               --
                                             ----------    ----------    -------------   ------------    ------------
  Net expenses                                   63,403      215,556         5,371,469       352,191        1,141,770
                                             ----------    ----------    -------------   ------------    ------------
  Net investment income                         388,563    1,615,239        32,082,228     2,117,917        7,088,233
                                             ----------    ----------    -------------   ------------    ------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                  (774,513)     656,976       (39,880,708)   (1,651,059)      (2,958,000)
  Foreign currency transactions                 314,909     (326,116)              --            --               --
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                   (71,507)    (431,343)       (9,008,796)    1,222,666       (2,908,667)
  Translation of other assets, liabilities
   and forward contracts denominated in
   foreign currencies                              (897)      58,948               --            --               --
                                             ----------    ----------    -------------   ------------    ------------
 Net loss from investments and foreign
  currencies                                   (532,008)     (41,535)      (48,889,504)     (428,393)      (5,866,667)
                                             ----------    ----------    -------------   ------------    ------------
  NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                $ (143,445)   $1,573,704    $ (16,807,276)  $ 1,689,524     $  1,221,566
                                             ==========    ==========    =============   ============    ============

                 See Accompanying Notes to Financial Statements

------------
Equity &
Income Funds
------------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                           Balanced Fund                 Convertible Fund
                                                   -----------------------------   ------------------------------
                                                   Three Months        Year        Three Months          Year
                                                      Ended           Ended           Ended             Ended
                                                     June 30,        March 31,       June 30,         March 31,
                                                       1999            1999            1999              1999
                                                   --------------   ------------   --------------   -------------
INVESTMENT INCOME:
 Dividends, net of foreign taxes                   $   120,239      $ 339,694      $   972,036        $ 3,782,442
 Interest                                              226,383        922,564        1,296,134          5,736,177
 Securities lending                                        --          17,017              --             105,947
                                                   ------------     ----------     ------------       -----------
  Total investment income                              346,622      1,279,275        2,268,170          9,624,566
                                                   ------------     ----------     ------------       -----------
EXPENSES:
 Distribution expenses                                  77,941        282,974          465,121          1,505,314
 Investment management fees                             66,601        261,803          438,229          1,997,038
 Miscellaneous                                          40,778         22,064          125,083             43,212
 Transfer agent and registrar fees                       3,300         54,903           45,500            276,626
 Accounting and administration fees                      5,259        143,676           31,449            628,160
 Shareholder reporting                                   4,240          2,382           22,592             66,319
 Professional fees                                       4,080         10,621           54,493            157,249
 Recordkeeping and pricing fees                          1,836            --             4,085                --
 Custodian fees                                          4,748         24,774           22,555             37,058
 Registration and filing fees                              800         38,034            4,073             41,995
 Shareholder servicing fee                                 300            --               564                --
 Directors'/trustees fees                                  230            608            1,153             12,587
 Insurance                                                  43            471              347              3,565
 Interest and credit facility fee                           55            569              303             11,059
                                                   ------------     ----------     ------------       -----------
  Total expenses                                       210,211        842,879        1,215,547          4,780,182
                                                   ------------     ----------     ------------       -----------
 Less:
  Waived and reimbursed fees                            12,611        132,033              --             318,025
  Earnings Credit                                          327            --             2,258                --
                                                   ------------     ----------     ------------       -----------
  Net expenses                                         197,273        710,846        1,213,289          4,462,157
                                                   ------------     ----------     ------------       -----------
  Net investment income                                149,349        568,429        1,054,881          5,162,409
                                                   ------------     ----------     ------------       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) from:
  Investments                                        4,451,834      3,902,620       13,167,798         25,488,999
  Foreign currency transactions                         39,076       (139,042)             --             (33,135)
 Net change in unrealized appreciation
  (depreciation) of:
  Investments                                       (4,166,243)     1,149,796        3,899,895         19,262,546
  Translation of other assets, liabilities and
   forward contracts denominated in foreign
   currencies                                             (899)        37,594          (10,046)              (119)
                                                   ------------     ----------     ------------       -----------
 Net gain from investments and foreign currencies      323,768      4,950,968       17,057,647         44,718,291
                                                   ------------     ----------     ------------       -----------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      $   473,117      $5,519,397     $ 18,112,528       $49,880,700
                                                   ============     ==========     ============       ===========

                 See Accompanying Notes to Financial Statements

-----------
U.S. Equity
Funds
-----------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               LargeCap Growth Fund
                                                                -----------------------------------------------
                                                                 Three Months        Year            Year
                                                                    Ended            Ended           Ended
                                                                  June 30,         March 31,       March 31,
                                                                    1999             1999            1998
                                                                --------------   -------------   --------------
Increase (decrease) in net assets from operations:
Net investment loss                                              $   (163,823)   $   (196,384)    $    (27,991)
Net realized gain from investments                                  2,418,689       5,409,155          459,203
Net change in unrealized appreciation (depreciation) of
 investments                                                        6,320,924       9,499,395        1,684,560
                                                                 ------------    -------------    ------------
Net increase (decrease) in net assets from operations               8,575,790      14,712,166        2,115,772
                                                                 ------------    -------------    ------------
Distributions to shareholders:
>From net investment income:
 Retail class                                                             --              --               --
 Advisory and institutional classes                                       --              --              (443)
>From net realized gains:
 Retail class                                                             --         (262,973)          (5,019)
 Advisory and institutional classes                                       --          (41,543)        (432,090)
                                                                 ------------    -------------    ------------
Total distributions                                                       --         (304,516)        (437,552)
                                                                 ------------    -------------    ------------
Capital Share Transactions:
Net proceeds from sale of shares                                   52,500,065      35,925,823       11,514,888
Shares resulting from dividend reinvestments                              --          292,849          113,728
Cost of shares redeemed                                            (3,028,700)    (11,532,699)      (2,356,437)
Redemption of Class I shares                                       (6,420,194)            --               --
                                                                 ------------    -------------    ------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                                43,051,171      24,685,973        9,272,179
                                                                 ------------    -------------    ------------
Net increase (decrease) in net assets                              51,626,961      39,093,623       10,950,399
                                                                 ------------    -------------    ------------
Net assets, beginning of period                                    51,336,987      12,243,364        1,292,965
                                                                 ------------    -------------    ------------
Net assets, end of period                                        $102,963,948    $ 51,336,987     $ 12,243,364
                                                                 ============    =============    ============

Overdistributed net investment income                            $        --     $   (225,010)    $    (28,626)
                                                                 ============    =============    ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                  MidCap Growth Fund                                        SmallCap Growth Fund
--------------------------------------------------   ---------------------------------------------------------
 Three Months           Year             Year         Three Months            Year                  Year
     Ended             Ended            Ended             Ended               Ended                Ended
   June 30,          March 31,        March 31,         June 30,            March 31,            March 31,
     1999               1999             1998             1999                1999                  1998
----------------   --------------   --------------   ----------------   ------------------   -----------------
 $   (1,221,010)   $  (4,514,125)   $  (5,007,955)    $   (1,566,497)    $     (7,200,570)    $     (8,756,479)
     37,699,336       47,761,620       71,334,950         67,438,450           86,043,833           52,691,131
    (14,395,996)       8,536,297       91,335,002        (18,557,187)         (93,770,559)         211,279,518
 --------------    --------------   --------------    --------------     ----------------     ----------------
     22,082,330       51,783,792      157,661,997         47,314,766          (14,927,296)         255,214,170
 --------------    --------------   --------------    --------------     ----------------     ----------------
            --               --               --                 --                   --                   --
            --               --               --                 --                   --                   --
            --       (17,157,024)     (66,141,970)               --           (43,179,861)         (50,664,402)
            --        (6,615,537)     (33,872,332)               --           (10,999,123)         (32,278,587)
 --------------    --------------   --------------    --------------     ----------------     ----------------
            --       (23,772,561)    (100,014,302)               --           (54,178,984)         (82,942,989)
 --------------    --------------   --------------    --------------     ----------------     ----------------
     14,162,841      158,133,048      331,132,083         17,931,971          972,155,767        2,244,359,148
            --        12,306,426       91,914,967                --            42,870,637           70,967,518
    (21,991,325)    (249,866,820)    (426,974,305)       (33,776,345)      (1,191,789,767)      (2,236,228,356)
   (168,592,944)             --               --        (221,318,827)                 --                   --
 --------------    --------------   --------------    --------------     ----------------     ----------------
   (176,421,428)     (79,427,346)      (3,927,255)      (237,163,201)        (176,763,363)          79,098,310
 --------------    --------------   --------------    --------------     ----------------     ----------------
   (154,339,098)     (51,416,115)      53,720,440       (189,848,435)        (245,869,643)         251,369,491
 --------------    --------------   --------------    --------------     ----------------     ----------------
    434,474,483      485,890,598      432,170,158        506,421,157          752,290,800          500,921,309
 --------------    --------------   --------------    --------------     ----------------     ----------------
 $  280,135,385    $ 434,474,483    $ 485,890,598     $  316,572,722     $    506,421,157     $    752,290,800
 ==============    ==============   ==============    ==============     ================     ================
 $          --     $ (21,862,409)   $ (17,348,284)    $          --      $    (36,692,610)    $    (29,492,040)
 ==============    ==============   ==============    ==============     ================     ================

-------------
International
Equity Funds
-------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Worldwide Growth Fund
                                                 --------------------------------------------------
                                                   Three Months         Year              Year
                                                      Ended             Ended             Ended
                                                     June 30,         March 31,         March 31,
                                                       1999             1999              1998
                                                 ---------------- ----------------- ---------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $     (238,891)  $   (1,461,258)   $   (1,375,278)
Net realized gain (loss) from investment and
 foreign currency transactions                        4,825,170       34,449,340        21,743,157
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies         20,367,556       12,614,021        16,567,799
                                                 --------------   ---------------   ---------------
Net increase (decrease) in net assets from
 operations                                          24,953,835       45,602,103        36,935,678
                                                 --------------   ---------------   ---------------
Distributions to shareholders:
From net investment income:
 Retail class                                               --          (136,708)              --
 Advisory and institutional classes                         --          (337,084)              --
From net realized gains:
 Retail class                                               --       (20,785,812)      (17,323,546)
 Advisory and institutional classes                         --          (483,831)         (565,515)
                                                 --------------   ---------------   ---------------
Total distributions                                         --       (21,743,435)      (17,889,061)
                                                 --------------   ---------------   ---------------
Capital Share Transactions:
Net proceeds from sale of shares                     53,831,659      242,170,764       172,316,181
Shares resulting from dividend reinvestments                --         5,494,245        15,508,099
Cost of shares redeemed                             (25,822,612)    (168,874,579)     (165,123,599)
Redemption of Class I shares                        (80,662,778)             --                --
                                                 --------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (52,653,731)      78,790,430        22,700,681
                                                 --------------   ---------------   ---------------
Net increase (decrease) in net assets               (27,699,896)     102,649,098        41,747,298
                                                 --------------   ---------------   ---------------
Net assets, beginning of period                     248,002,680      145,353,582       103,606,284
                                                 --------------   ---------------   ---------------
Net assets, end of period                        $  220,302,784   $  248,002,680    $  145,353,582
                                                 ==============   ===============   ===============

Undistributed (overdistributed) net investment
 income                                          $          --    $   (7,189,744)   $   (5,254,694)
                                                 ==============   ===============   ===============


                                                           International Core Growth Fund
                                                 ---------------------------------------------------
                                                   Three Months          Year             Year
                                                       Ended            Ended            Ended
                                                     June 30,         March 31,        March 31,
                                                       1999              1999             1998
                                                 ----------------- ---------------- ----------------
Increase (decrease) in net assets from
 operations:
Net investment income (loss)                     $       69,633    $     (310,557)  $    (105,124)
Net realized gain (loss) from investment and
 foreign currency transactions                        3,913,039          (528,900)       (798,230)
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies          4,018,188        13,512,294       8,937,191
                                                 ---------------   --------------   --------------
Net increase (decrease) in net assets from
 operations                                           8,000,860        12,672,837       8,033,837
                                                 ---------------   --------------   --------------
Distributions to shareholders:
>From net investment income:
 Retail class                                               --           (205,129)            --
 Advisory and institutional classes                         --            (29,622)            --
>From net realized gains:
 Retail class                                               --           (155,723)        (94,711)
 Advisory and institutional classes                         --            (13,021)     (1,082,268)
                                                 ---------------   --------------   --------------
Total distributions                                         --           (403,495)     (1,176,979)
                                                 ---------------   --------------   --------------
Capital Share Transactions:
Net proceeds from sale of shares                     35,644,077       173,884,589      82,647,911
Shares resulting from dividend reinvestments                --            228,203       1,116,210
Cost of shares redeemed                             (47,242,674)      (82,311,581)    (37,114,176)
Redemption of Class I shares                       (112,851,333)              --              --
                                                 ---------------   --------------   --------------
Net increase (decrease) in net assets resulting
 from capital share transactions                   (124,449,930)       91,801,211      46,649,945
                                                 ---------------   --------------   --------------
Net increase (decrease) in net assets              (116,449,070)      104,070,553      53,506,803
                                                 ---------------   --------------   --------------
Net assets, beginning of period                     162,217,602        58,147,049       4,640,246
                                                 ---------------   --------------   --------------
Net assets, end of period                        $   45,768,532    $  162,217,602   $  58,147,049
                                                 ===============   ==============   ==============
Undistributed (overdistributed) net investment
 income                                          $       69,633    $     (647,924)  $    (102,616)
                                                 ===============   ==============   ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

          International SmallCap Growth Fund                              Emerging Countries Fund
-------------------------------------------------------   --------------------------------------------------------
 Three Months          Year                Year            Three Months            Year                Year
    Ended              Ended               Ended               Ended               Ended              Ended
  June 30,           March 31,           March 31,           June 30,            March 31,          March 31,
    1999               1999                1998                1999                1999                1998
---------------   -----------------   -----------------   -----------------   -----------------   ----------------
$   (217,461)      $     (725,193)     $     (535,283)     $      (30,573)     $     (444,466)     $    (106,300)
   5,331,912            8,225,524           8,493,580          11,238,884         (83,823,307)       (17,633,714)
  11,694,205           14,357,916          14,373,569          51,126,351          10,517,870         30,115,298
-------------      --------------      --------------      --------------      --------------      -------------
  16,808,656           21,858,247          22,331,866          62,334,662         (73,749,903)        12,375,284
-------------      --------------      --------------      --------------      --------------      -------------
         --                   --                  --                  --             (105,494)               --
         --               (76,552)                --                  --             (676,244)               --
         --            (2,163,953)         (1,578,053)                --             (685,405)        (7,232,528)
         --            (1,836,179)         (7,618,866)                --             (431,659)        (6,750,418)
-------------      --------------      --------------      --------------      --------------      -------------
         --            (4,076,684)         (9,196,919)                --           (1,898,802)       (13,982,946)
-------------      --------------      --------------      --------------      --------------      -------------
  48,190,262          194,823,908         143,928,187          38,136,033         234,887,012        187,435,315
         --             3,425,742           8,031,905                 --            1,499,434         11,972,685
 (30,396,046)        (142,304,879)       (144,992,679)        (31,982,656)       (160,102,083)       (74,429,466)
 (73,163,306)                 --                  --         (167,510,018)                --                 --
-------------      --------------      --------------      --------------      --------------      -------------
 (55,369,090)          55,944,771           6,967,413        (161,356,641)         76,284,363        124,978,534
-------------      --------------      --------------      --------------      --------------      -------------
 (38,560,434)          73,726,334          20,102,360         (99,021,979)            635,658        123,370,872
-------------      --------------      --------------      --------------      --------------      -------------
 156,616,791           82,890,457          62,788,097         282,206,178         281,570,520        158,199,648
-------------      --------------      --------------      --------------      --------------      -------------
$118,056,357       $  156,616,791      $   82,890,457      $  183,184,199      $  282,206,178      $ 281,570,520
=============      ==============      ==============      ==============      ==============      =============
$        --        $   (1,982,021)     $   (1,180,276)     $          --       $   (2,164,624)     $    (938,420)
=============      ==============      ==============      ==============      ==============      =============

------
Income
Funds
------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         Strategic Income Fund
                                                         --------------------------------------------------
                                                          Three Months          Year               Year
                                                             Ended             Ended              Ended
                                                           June 30,          March 31,          March 31,
                                                             1999             1999(1)            1998(1)
                                                         ---------------   ----------------   -------------
Increase (decrease) in net assets from operations:
Net investment income                                    $    388,563       $   1,615,239      $    894,810
Net realized gain (loss) from investment and foreign
 currency transactions                                       (459,604)            330,860           520,891
Net change in unrealized appreciation (depreciation)
 of investments and translation of other assets,
 liabilities and forward contracts denominated in
 foreign currencies                                           (72,404)           (372,395)          245,777
                                                         -------------      -------------      ------------
Net increase (decrease) in net assets from operations        (143,445)          1,573,704         1,661,478
                                                         -------------      -------------      ------------
Distributions to shareholders:
>From net investment income:
 Retail class                                                (187,766)           (621,335)          n/a
 Advisory and Institutional classes                          (121,982)           (934,712)         (892,591)
>From net realized gains:
 Retail class                                                     --             (151,772)          n/a
 Advisory and Institutional classes                               --             (442,876)         (156,503)
Tax return of capital:
 Retail class                                                     --                  --                --
 Advisory and Institutional classes                               --                  --                --
                                                         -------------      -------------      ------------
Total distributions                                          (309,748)         (2,150,695)       (1,049,094)
                                                         -------------      -------------      ------------
Capital Share Transactions:
Net proceeds from sale of shares                           24,148,535          30,254,792         4,978,031
Net proceeds from shares issued in merger                      n/a             10,271,727           n/a
Shares resulting from dividend reinvestmests                  108,053           1,714,149         1,048,960
Cost of shares redeemed                                   (25,920,629)        (20,857,342)       (6,745,829)
Redemption of Class I shares                              (17,917,765)           n/a                n/a
                                                         -------------      -------------      ------------
Net increase (decrease) in net assets resulting
 from capital share transactions                           (19,581,806)        21,383,326          (718,838)
                                                         -------------      -------------      ------------
Net increase (decrease) in net assets                      (20,034,999)        20,806,335          (106,454)
                                                         -------------      -------------      ------------
Net assets, beginning of period                             36,565,323         15,758,988        15,865,442
                                                         -------------      -------------      ------------
Net assets, end of period                                $  16,530,324      $  36,565,323      $ 15,758,988
                                                         =============      =============      ============
Undistributed (overdistributed) net investment income    $     138,021      $      59,206      $         14
                                                         =============      =============      ============

(1)  Advisory and retail classes commenced operations on 7/27/98.
(2)  Commenced operations on 3/27/98.

                 See Accompanying Notes to Financial Statements

------------------------------------------------------------------------------

           High Yield Fund                          High Yield Fund II
-----------------------------------   -------------------------------------------------
     Year                Year           Three Months           Year            Period
     Ended               Ended             Ended              Ended            Ended
   June 30,            June 30,           June 30,          March 31,        March 31,
     1999                1998               1999               1999           1998(2)
-----------------   ---------------   ----------------   ----------------   -----------
 $   32,082,228      $  13,829,456      $   2,117,917      $   7,088,233    $   499,478
    (39,880,708)         1,228,407         (1,651,059)        (2,958,000)       551,791
     (9,008,796)        (2,126,621)         1,222,666         (2,908,667)       310,375
 --------------      -------------      -------------      -------------    ------------
    (16,807,276)        12,931,242          1,689,524          1,221,566      1,361,644
 --------------      -------------      -------------      -------------    ------------
    (33,382,295)       (13,082,949)        (1,816,752)        (6,010,027)           --
            --                 --            (243,368)        (1,342,628)      (516,768)
            --                 --                 --                 --             --
            --                 --                 --                 --        (551,174)
       (604,370)               --                 --                 --             --
            --                 --                 --                 --             --
 --------------      -------------      -------------      -------------    ------------
    (33,986,665)       (13,082,949)        (2,060,120)        (7,352,655)    (1,067,942)
 --------------      -------------      -------------      -------------    ------------
    338,787,788        266,689,070          5,060,774        103,808,906     10,731,762
       n/a                 n/a               n/a                n/a          16,364,513
     15,394,375          6,023,875            636,667          3,545,605        237,690
   (162,095,950)       (81,063,350)       (12,563,115)       (31,561,090)    (2,500,448)
       n/a                 n/a            (11,636,641)               --          n/a
 --------------      -------------      -------------      -------------    ------------
    192,086,213        191,649,595        (18,502,315)        75,793,421     24,833,517
 --------------      -------------      -------------      -------------    ------------
    141,292,272        191,497,888        (18,872,911)        69,662,332     25,127,219
 --------------      -------------      -------------      -------------    ------------
    276,511,688         85,013,800         99,397,110         29,734,778      4,607,559
 --------------      -------------      -------------      -------------    ------------
 $  417,803,960      $ 276,511,688      $  80,524,199      $  99,397,110    $29,734,778
 ==============      =============      =============      =============    ============
 $          --       $   1,300,067      $    (193,920)     $    (251,717)   $    12,705
 ==============      =============      =============      =============    ============

------------
Equity &
Income Funds
------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Balanced Fund
                                                 -------------------------------------------------
                                                   Three Months         Year              Year
                                                      Ended             Ended             Ended
                                                     June 30,         March 31,         March 31,
                                                       1999             1999              1998
                                                 ---------------- ----------------- --------------
Increase in net assets from operations:
Net investment income                              $    149,349   $      568,429    $      289,199
Net realized gain from investment and foreign
 currency transactions                                4,490,910        3,763,578         5,874,160
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies         (4,167,142)       1,187,390         3,137,422
                                                   ------------   --------------    --------------
Net increase in net assets from operations              473,117        5,519,397         9,300,781
                                                   ------------   --------------    --------------
Distributions to shareholders:
>From net investment income:
 Retail class                                           (96,590)        (606,434)         (271,011)
 Advisory and institutional classes                        (798)         (29,342)          (21,242)
>From net realized gains:
 Retail class                                               --        (5,988,621)       (1,994,836)
 Advisory and institutional classes                         --          (133,020)          (70,159)
                                                   ------------   --------------    --------------
Total distributions                                     (97,388)      (6,757,417)       (2,357,248)
                                                   ------------   --------------    --------------
Capital Share Transactions:
Net proceeds from sale of shares                      2,993,582       12,882,116        10,301,467
Shares resulting from dividend reinvestments             41,034        5,548,500         2,115,394
Cost of shares redeemed                              (2,512,012)     (12,665,619)      (11,292,750)
Redemption of Class I shares                           n/a               n/a               n/a
                                                   ------------   --------------    --------------
Net increase (decrease) in net assets resulting
 from capital share transactions                        522,604        5,764,997         1,124,111
                                                   ------------   --------------    --------------
Net increase (decrease) in net assets                   898,333        4,526,977         8,067,644
                                                   ------------   --------------    --------------
Net assets, beginning of period                      37,397,911       32,870,934        24,803,290
                                                   ------------   --------------    --------------
Net assets, end of period                          $ 38,296,244   $   37,397,911    $   32,870,934
                                                   ============   ==============    ==============
Undistributed (overdistributed) net
 investment income                                 $    (16,013)  $      (67,974)   $         (627)
                                                   ============   ==============    ==============


                                                                   Convertible Fund
                                                 --------------------------------------------------
                                                   Three Months         Year              Year
                                                      Ended             Ended             Ended
                                                     June 30,         March 31,         March 31,
                                                       1999             1999              1998
                                                 ---------------- ----------------- ---------------
Increase in net assets from operations:
Net investment income                             $   1,054,881     $   5,162,409     $   4,493,508
Net realized gain from investment and foreign
 currency transactions                               13,167,798        25,455,864         8,251,684
Net change in unrealized appreciation
 (depreciation) of investments and translation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies          3,889,849        19,262,427        35,936,585
                                                  -------------     -------------     -------------
Net increase in net assets from operations           18,112,528        49,880,700        48,681,777
                                                  -------------     -------------     -------------
Distributions to shareholders:
>From net investment income:
 Retail class                                          (742,927)       (2,822,214)       (2,637,986)
 Advisory and institutional classes                     (88,744)       (2,357,057)       (1,847,791)
>From net realized gains:
 Retail class                                               --         (3,158,579)      (12,202,405)
 Advisory and institutional classes                         --           (915,964)       (2,579,514)
                                                  -------------     -------------     -------------
Total distributions                                    (831,671)       (9,253,814)      (19,267,696)
                                                  -------------     -------------     -------------
Capital Share Transactions:
Net proceeds from sale of shares                     28,114,039        83,841,725       111,877,548
Shares resulting from dividend reinvestments            465,422         6,950,787        15,169,089
Cost of shares redeemed                             (13,251,963)      (66,351,226)      (33,628,541)
Redemption of Class I shares                        (91,378,691)              --                --
                                                  -------------     -------------     -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    (76,051,193)       24,441,286        93,418,096
                                                  -------------     -------------     -------------
Net increase (decrease) in net assets               (58,770,336)       65,068,172       122,832,177
                                                  -------------     -------------     -------------
Net assets, beginning of period                     317,807,646       252,739,474       129,907,297
                                                  -------------     -------------     -------------
Net assets, end of period                         $ 259,037,310     $ 317,807,646     $ 252,739,474
                                                  =============     =============     =============
Undistributed (overdistributed) net
 investment income                                $     195,337     $     (27,873)    $     (11,011)
                                                  =============     =============     =============

                 See Accompanying Notes to Financial Statements

U.S. EQUITY
FUNDS

PILGRIM
LARGECAP
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                    Class A
                                                                 ---------------------------------------------
                                                                 Three Months       Year        July 21, 1997
                                                                    Ended           Ended            to
                                                                   June 30,       March 31,       March 31,
                                                                   1999(b)          1999           1998(a)
                                                                 --------------   -----------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                              $   25.24       $   15.66      $   12.50
------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                         (0.03)          (0.02)         (0.01)
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains on investments                      3.22            9.87           3.26
------------------------------------------------------------------------------------------------------------
Total from investment operations                                       3.19            9.85           3.25
------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                                   --              --           0.01
------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                                       --            0.27           0.08
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   28.43       $   25.24      $   15.66
============================================================================================================
TOTAL RETURN(C):                                                      12.64%          63.76%         62.47%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                                $   6,044       $   4,908      $     799
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense reimbursement(d)                           1.23%           1.26%          1.25%
------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense reimbursement(d)                      1.25%           1.91%         10.45%
------------------------------------------------------------------------------------------------------------
 Net investment income (loss) after expense reimbursement(d)          (0.36)%         (0.28)%        (0.62)%
------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                       27%            253%           306%
------------------------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on June 21, 1997.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

U.S. EQUITY
FUNDS

PILGRIM
MIDCAP
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                        Three Months                                                    June 30,
                                           Ended                    Year Ended March 31,                 1994(b)
                                          June 30,    -----------------------------------------------  to March 31,
                                          1999(a)        1999        1998        1997        1996         1995
                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        25.14     $   23.30   $   18.01   $   17.99   $   13.66   $    12.50
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)               (0.06)        (0.12)      (0.21)      (0.04)      (0.07)       (0.02)
------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains
 on investments                              1.86          3.56        7.48        0.32        4.86         1.18
------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.80          3.44        7.27        0.28        4.79         1.16
------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments             --          1.60        1.98        0.26        0.46           --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $   26.94     $   25.14   $   23.30   $   18.01   $   17.99   $    13.66
==================================================================================================================
TOTAL RETURN(C):                             7.16%        15.77%      42.00%       1.39%      35.37%        9.28%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $  19,383     $  14,350   $  12,204   $  13,115   $   4,274   $    2,121
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense
 reimbursement(d)                            1.24%         1.23%       1.22%       1.25%       1.23%        1.24%
------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 reimbursement(d)                            1.25%         1.31%       1.95%       1.84%       2.84%        3.52%
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) after
 expense reimbursement(d)                   (0.95)%       (0.71)%     (0.97)%     (0.69)%     (0.57)%      (0.33)%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             55%          154%        200%        153%        114%          98%
------------------------------------------------------------------------------------------------------------------

(a) Effective May 24, 1999, Pilgrim Investment Inc. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(b)  Commencement of offering shares.

(c) Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

U.S. EQUITY
FUNDS

PILGRIM
SMALLCAP
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Three Months                                                  August 31,
                                                  Ended                  Year Ended March 31,                  1995(b)
                                                 June 30,       ----------------------------------------    to March 31,
                                                 1999(a)          1999          1998           1997            1996
                                               -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $   18.56        $  19.27     $   13.19     $   14.16       $   12.50
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       (0.06)          (0.15)         0.03         (0.07)          (0.03)
-----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss)
 on investments                                      2.69            0.22          6.16         (0.77)           1.69
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.63            0.07          6.19         (0.84)           1.66
-----------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                     --            0.78          0.11          0.13              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   21.19        $  18.56     $   19.27     $   13.19       $   14.16
=======================================================================================================================
TOTAL RETURN(C):                                    14.17%           0.96%        47.01%        (6.03)%         13.28%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  11,013        $  9,107     $  12,508     $   1,013       $     314
-----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets,
 Net expenses after expense reimbursement(d)         1.45%           1.53%         1.52%         1.51%           1.49%
-----------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                  1.49%           1.63%         2.39%        10.79%          37.86%
-----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                   (1.21)%         (0.97)%       (1.52)%       (1.02)%         (1.05)%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     32%             90%           92%          113%            130%
-----------------------------------------------------------------------------------------------------------------------

(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(b)  Commencement of offering shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INTERNATIONAL
EQUITY FUNDS

PILGRIM
WORLDWIDE
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Three Months                                                 August 31,
                                                  Ended                    Year Ended March 31,               1995(b)
                                                 June 30,       ----------------------------------------    to March 31,
                                                 1999(a)          1999          1998           1997            1996
                                               -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $   24.59      $   19.63     $   15.00     $   13.27      $     12.50
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         0.01           0.22         (0.11)         0.01            (0.04)
------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss)
 on investments                                       2.52           6.15          5.29          1.72             0.81
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      2.53           6.37          5.18          1.73             0.77
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                  --           0.15            --            --               --
------------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                      --           1.26          0.55            --               --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   27.12      $   24.59     $   19.63     $   15.00      $     13.27
========================================================================================================================
TOTAL RETURN(C):                                     10.29%         33.97%        35.11%        12.87%            6.32%
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                $  14,870      $   7,320     $     645     $     642      $         1
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expense reimbursement(d)          1.55%          1.59%         1.61%         1.61%            1.60%
------------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                   1.55%          1.76%         3.75%        34.99%        3,232.53%
------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                     0.17%          0.17%        (0.47)%       (0.91)%          (0.50)%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                      57%           247%          202%          182%             132%
------------------------------------------------------------------------------------------------------------------------

(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(b)  Commencement of offering shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INTERNATIONAL
EQUITY FUNDS

PILGRIM
INTERNATIONAL CORE
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                  Three Months                                   February 28,
                                                     Ended             Year Ended March 31,         1997(a)
                                                    June 30,       ---------------------------   to March 31,
                                                    1999(b)          1999             1998           1997
                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $   18.36      $   17.43      $   12.75       $    12.50
------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                            0.04           0.09          (0.04)              --
------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains
 on investments                                          1.23           0.97           4.72             0.25
------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.27           1.06           4.68             0.25
------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                     --           0.13             --               --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   19.63      $   18.36      $   17.43       $    12.75
============================================================================================================
TOTAL RETURN(C):                                         6.92%          6.11%         36.63%            2.00%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                   $   9,390      $  11,268      $   1,719       $        1
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
 Net expenses after expenses reimbursement(d)            1.54%          1.63%          1.66%            0.00%
------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                      1.63%          1.87%          3.18%        2,667.07%
------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                        0.73%         (0.27)%        (0.47)%           0.00%
------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         67%           214%           274%              76%
------------------------------------------------------------------------------------------------------------

(a)  The fund commenced operations on February 28, 1997.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INTERNATIONAL
EQUITY FUNDS

PILGRIM
INTERNATIONAL
SMALLCAP
GROWTH FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Three Months                                                   August 31,
                                                  Ended                   Year Ended March 31,                 1995(a)
                                                 June 30,       -----------------------------------------    to March 31,
                                                 1999(b)          1999           1998           1997            1996
                                               --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $   22.23       $   19.18     $    14.01      $   13.52      $   12.50
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       (0.03)          (0.02)          0.05          (0.06)          0.01
----------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (losses)
 on investments                                      2.96            3.36           5.12           2.01           1.01
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.93            3.34           5.17           1.95           1.02
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                 --            0.09             --             --             --
----------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                     --            0.20             --           1.46             --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   25.16       $   22.23     $    19.18      $   14.01      $   13.52
======================================================================================================================
TOTAL RETURN(c):                                    13.18%          17.61%         36.90%         15.03%          8.16%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  42,881       $  32,819     $    8,810      $      42      $      19
----------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Net expenses after expense reimbursement(d)         1.65%           1.65%          1.66%          1.66%          1.65%
----------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                  1.67%           1.80%          6.15%        151.33%        531.72%
----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                   (0.50)%         (0.50)%        (0.43)%        (0.64)%         0.33%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     44%            146%           198%           206%           141%
----------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering shares.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INTERNATIONAL
EQUITY FUNDS

PILGRIM
EMERGING
COUNTRIES FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Three Months                                                 August 31,
                                                  Ended                  Year Ended March 31,                 1995(a)
                                                 June 30,       ---------------------------------------    to March 31,
                                                 1999(b)          1999          1998          1997            1996
                                               ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $   13.79       $   17.76      $  16.47     $   13.18      $   12.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       (0.04)          (0.01)         0.07         (0.04)          0.01
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss)
 on investments                                      3.45           (3.78)         1.33          3.37           0.67
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                $    3.41       $   (3.79)     $   1.40     $    3.33      $    0.68
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                 --            0.18            --            --             --
--------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                     --              --          0.11          0.04             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   17.20       $   13.79      $  17.76     $   16.47      $   13.18
====================================================================================================================
TOTAL RETURN(c):                                    24.73%         (21.42)%        8.60%       25.29%           5.44%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $  79,130       $  53,125      $ 46,711     $   8,660      $     350
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Net expenses after expense reimbursement(d)         1.90%           1.94%         1.91%         1.91%          1.90%
--------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to expense
   reimbursement(d)                                  2.43%           2.23%         2.43%         4.20%         44.24%
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                   (1.07)%         (0.01)%        1.06%        (0.87)%         0.47%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     67%            213%          243%          176%           118%
--------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering shares.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INCOME
FUNDS

PILGRIM
STRATEGIC
INCOME FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                 Three Months      July 27,
                                                                    Ended           1998(a)
                                                                   June 30,       to March 31,
                                                                   1999(b)           1999
                                                                 ------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                               $  12.26         $  12.43
--------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                                 0.25             0.48
--------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss) on investments              (0.38)           (0.04)
--------------------------------------------------------------------------------------------
Total from investment operations                                      (0.13)            0.44
--------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                                 0.14             0.50
--------------------------------------------------------------------------------------------
 Net realized gains on investments                                       --             0.11
--------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  11.99         $  12.26
============================================================================================
TOTAL RETURN(C):                                                       1.16%            5.78%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                  $    171         $    314
--------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 Net expenses, after expense reimbursement(d)                          0.71%            0.69%
--------------------------------------------------------------------------------------------
 Gross expenses prior to expense reimbursement(d)                      1.37%            1.74%
--------------------------------------------------------------------------------------------
 Net investment income (loss) after expense reimbursement(d)           6.07%            6.03%
--------------------------------------------------------------------------------------------
Portfolio turnover                                                       69%             274%
--------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on July 27, 1998.

(b) Effective May 24, 1999, Pilgrim Investment Inc. became the Investment Manager of the Fund.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

INCOME
FUNDS

PILGRIM
HIGH YIELD
FUND
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                            From June 17
                                                                            thru June 30,
                                                                              1999(a)
                                                                            --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                           $  5.91
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                                      0.2
------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss)
 on investments                                                                     --
------------------------------------------------------------------------------------------
Total from investment operations                                                  0.02
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                                              --
------------------------------------------------------------------------------------------
 Realized capital gains                                                             --
------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  5.93
==========================================================================================
TOTAL RETURN(B):                                                                  0.34%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                                                  --
------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
Net expenses, after expense reimbursement(c)                                        --
------------------------------------------------------------------------------------------
Gross expenses prior to expense reimbursement(c)                                    --
------------------------------------------------------------------------------------------
Net investment income (loss) after expense reimbursement                            --
------------------------------------------------------------------------------------------
Portfolio turnover                                                                 184%
------------------------------------------------------------------------------------------

(a)  Commencement of offering shares

(b) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(c)  Annualized.

INCOME
FUNDS

PILGRIM
HIGH YIELD
FUND II
       FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                 Three Months       Year         March 27,
                                                    Ended           Ended         1998(a)
                                                   June 30,       March 31,     to March 31,
                                                   1999(b)          1999           1998
                                                 -------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $  11.68        $  12.72      $   12.70
------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          0.30            1.16           0.01
------------------------------------------------------------------------------------------
 Net realized and unrealized gains (loss)
 on securities and foreign currency                   (0.11)          (1.01)          0.01
------------------------------------------------------------------------------------------
Total from investment operations                       0.19            0.15           0.02
------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                                 0.28            1.19             --
------------------------------------------------------------------------------------------
Net asset value, end of period                     $  11.59        $  11.68      $   12.72
==========================================================================================
TOTAL RETURN(C):                                       1.63%           1.40%          0.16%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000's)                 $  3,229        $  6,502      $     567
------------------------------------------------------------------------------------------
Ratio to average net assets:
 Net expenses after expense reimbursement(d)           0.90%           0.87%          0.97%
------------------------------------------------------------------------------------------
 Gross expenses prior to
   expense reimbursement(d)                            1.17%           1.28%          0.97%
------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                      9.88%          10.01%          7.53%
------------------------------------------------------------------------------------------
Portfolio turnover                                       44%            242%           484%
------------------------------------------------------------------------------------------

(a)  The Fund commenced operations on March 27, 1998.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.

(c) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

EQUITY &
INCOME FUNDS

PILGRIM
BALANCED
FUND
        FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                             Three Months                                                   August 31,
                                                Ended                    Year Ended March 31,               1995(a) to
                                               June 30,       -----------------------------------------     March 31,
                                               1999(b)          1999           1998           1997            1996
                                             --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $  18.85        $  18.48      $    13.42      $  12.69      $    12.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             0.11            0.44            0.30          0.24            0.15
---------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains
 on investments                                    0.16            2.50            5.07          0.73            0.19
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.27            2.94            5.37          0.97            0.34
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                             0.08            0.50            0.31          0.24            0.15
---------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments                   --            2.07              --            --              --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $  19.04        $  18.85      $    18.48      $  13.42      $    12.69
=====================================================================================================================
TOTAL RETURN(C):                                   1.44%          17.49%          40.21%         7.60%           2.77%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)       $    190        $    176      $      166      $     73      $        1
---------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
 Net expenses after expense
   reimbursement(d)                                1.25%           1.25%           1.26%         1.26%           1.25%
---------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to
   expense reimbursement(d)                        1.51%           1.63%          11.28%       126.75%       3,094.48%
---------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)
   after expense reimbursement(d)                  2.30%           2.41%           4.09%         2.15%           2.16%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                   63%            165%            260%          213%            197%
---------------------------------------------------------------------------------------------------------------------

(a)  Commencement of offering shares.

(b) Effective May 24, 1999, Pilgrim Investment Inc., became the investment Manager of the Fund.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

EQUITY &
INCOME FUNDS

PILGRIM
CONVERTIBLE
FUND
        FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Three Months                                                August 31,
                                                  Ended                   Year Ended March 31,               1995(b)
                                                 June 30,       ---------------------------------------    to March 31,
                                                 1999(a)          1999          1998          1997            1996
                                               ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $  21.22        $  18.47      $  15.19      $  13.72       $  12.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                        0.09            0.43          0.48          0.42           0.17
--------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains
 on investments                                      1.31            3.09          4.19          1.50           1.22
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.40            3.52          4.67          1.92           1.39
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                               0.11            0.46          0.48          0.42           0.17
--------------------------------------------------------------------------------------------------------------------
 Net realized gains on investments gains               --            0.31          0.91          0.03             --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $  22.51        $  21.22      $  18.47      $  15.19       $  13.72
====================================================================================================================
TOTAL RETURN(C):                                     6.62%          19.66%        31.54%        14.13%         11.13%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $ 17,537        $  8,741      $  7,080      $  4,599       $  1,085
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets,
 Net expenses after expense reimbursement(d)         1.23%           1.23%         1.22%         1.25%          1.25%
--------------------------------------------------------------------------------------------------------------------
 Gross expenses prior to
   expense reimbursement(d)                          1.23%           1.35%         2.35%         2.90%          9.21%
--------------------------------------------------------------------------------------------------------------------
 Net investment income
   after expense reimbursement(d)                    2.04%           2.37%         5.99%         3.29%          3.59%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     28%            138%          160%          167%           145%
--------------------------------------------------------------------------------------------------------------------

(a) Effective May 24, 1999, Pilgrim Investment Inc., became the Investment Manager of the Fund.

(b)  Commencement of offering shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

-------
Pilgrim
Funds
-------

               NOTES TO FINANCIAL STATEMENTS as of June 30, 1999
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The Pilgrim Funds are comprised of Pilgrim Mutual Funds ("PMF"), Pilgrim Bank and Thrift Fund, Inc. ("Bank and Thrift Fund"), Pilgrim Investment Funds, Inc. ("PIF"), Pilgrim Advisory Funds, Inc. ("PAF") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund") which are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

PMF, formerly Nicholas-Applegate Mutual Funds, is a Delaware business trust organized in 1992 with eleven separate series (Portfolios). The "Funds" are Pilgrim LargeCap Growth Fund, Pilgrim MidCap Growth Fund, Pilgrim SmallCap Growth Fund, Pilgrim Worldwide Growth Fund, Pilgrim International Core Growth Fund, Pilgrim International SmallCap Growth Fund, Pilgrim Emerging Countries Fund, Pilgrim Strategic Income Fund (formerly High Quality Bond Fund), Pilgrim High Yield Fund II, Pilgrim Balanced Fund and Pilgrim Convertible Fund. In a transaction that closed on May 21, 1999, Pilgrim Investments, Inc. became the Investment Manager and Pilgrim Securities, Inc. became the Distributor of the Funds in PMF. While Pilgrim Investments, Inc. manages all the portfolios of PMF, Nicholas-Applegate Capital Management acts as sub-advisor to all the PMF portfolios with the exception of Strategic Income Fund, High Yield Fund II and Balanced Fund. During the current period, each PMF Fund listed above changed its year-end from March 31 to June 30.

Bank and Thrift Fund was organized as a Maryland Corporation in 1986. PIF, a Maryland Corporation organized in 1969, consists of Pilgrim MagnaCap Fund and Pilgrim High Yield Fund. PAF, a Maryland Corporation organized in 1995, consists of Pilgrim MidCap Value Fund, Pilgrim LargeCap Leaders Fund and Pilgrim Asia-Pacific Equity Fund. Government Securities Income Fund, a California Corporation organized in 1984, is the single series of Government Securities Income Fund. The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least two of the following classes of shares: Class A, Class B, Class C, Class M and Class Q. This report covers only the Funds that offer Class Q shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. Before a shareholder approved reorganization effective July 24, 1998, the funds comprising PMF invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were classified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. Effective May 7, 1999 and concurrent with the change in investment adviser, the Institutional Classes of PMF were transferred in a tax free reorganization to new funds being managed by Nicholas-Applegate Capital Management.

-------
Pilgrim
Funds
------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange of NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities in Pilgrim Strategic Income Fund, Pilgrim Balanced Fund and Pilgrim High Yield Fund II are valued at bid prices (Pilgrim High Yield Fund is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.


B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.


C. FOREIGN CURRENCY TRANSLATION. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.


     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

     liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.


D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.


     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no open futures contracts at June 30, 1999.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends, if any, as follows:

     ANNUALLY                          QUARTERLY            MONTHLY
     --------                          ---------            -------

     LargeCap Growth                   Balanced             Strategic Income
     MidCap Growth                     Convertible          High Yield
     SmallCap Growth                                        High Yield II
     International Core Growth
     Worldwide Growth
     International SmallCap Growth
     Emerging Countries


     Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

     distributions of paid-in capital. Accordingly, amounts as of June 30, 1999 have been increased (decreased) through reclassification as follows:

                                                                   Net unrealized
                                                                    appreciation
                                                                  (depreciation) of
                                  Undistrib-     Accumulated         investments
                                     uted        net realized         and other
                                    (over-      gains (losses)   assets, liabilities
                                 distributed)   on investments       and forward
                                     net         and foreign          contracts
                    Paid-in       investment       currency        denominated in
                    capital         income       transactions    foreign currencies
                --------------- -------------- ---------------- ---------------------
LargeCap
  Growth        $  1,557,648    $   388,833      $      --         $  (1,946,481)
MidCap
  Growth          18,371,070     23,083,419             --           (41,454,489)
SmallCap
  Growth          22,887,326     38,259,107             --           (61,146,433)
Worldwide
  Growth          22,111,341      7,428,635             --           (29,539,976)
International
  Core
  Growth          20,779,296        647,924             --           (21,427,220)
International
  SmallCap
  Growth          17,179,005      2,199,482             --           (19,378,487)
Emerging
  Countries       51,900,118      2,195,197             --           (54,095,315)
Strategic
  Income              25,791            --              --               (25,791)
High Yield        (8,393,875)       604,370       7,789,505                  --
High Yield II        411,403            --              --              (411,403)
Convertible       19,649,976            --              --           (19,649,976)

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at June 30, 1999:

                                  Amount         Expiration Dates
                               -------------   ------------------

International Core Growth       $ 2,108,292           2005
Emerging Countries               76,846,244           2005
High Yield                        9,719,347       2001 to 2002
High Yield II                     2,988,771           2007

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. RECLASSIFICATION. Certain prior period amounts in the accompanying financial statements have been reclassified to conform with current period presentation.

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

J. SECURITIES LENDING. Through May 21, 1999, each Fund in PMF had the option to temporarily loan securities, up to 30% of its total assets, to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralized the loans with cash, letters of credit or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended, or three-months ended in the case of the Funds in PMF, June 30, 1999, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                       Purchases         Sales
                                     --------------  --------------

LargeCap Growth Fund                  $ 59,240,108    $ 14,049,122
MidCap Growth Fund                     190,599,012     226,978,963
SmallCap Growth Fund                   126,366,698     117,938,952
Worldwide Growth Fund                  129,408,670     194,489,617
International Core Growth Fund          70,202,039      79,137,314
International SmallCap Growth Fund      57,437,839      51,402,894
Emerging Countries Fund                156,543,654     213,241,407
Strategic Income Fund                   17,876,374      16,440,609
High Yield Fund                        818,461,416     599,893,081
High Yield Fund II                      40,141,518      48,439,924
Balanced Fund                           22,463,593      23,173,663
Convertible Fund                        76,202,144      64,279,220

NOTE 4 -- INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by a fund. At June 30, 1999, the Funds covered by this report had no affiliated company holdings.

NOTE 5 -- INVESTMENT MANAGEMENT FEES

Each of the Funds has entered into an Investment Management Agreement with Pilgrim Investments, Inc. ("the Manager"), a wholly-owned subsidiary of Pilgrim Group, Inc. ("PGI"). The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Emerging Countries -- 1.25%; for SmallCap Growth, Worldwide Growth, International Core Growth and International SmallCap Growth -- 1.00%; for LargeCap Growth, MidCap Growth, Balanced and Convertible -- 0.75%; for High Yield and High Yield II -- 0.60%; for Strategic Income -- 0.45%.

For the period from April 1, 1999 to May 21, 1999, the PMF Funds paid Nicholas-Applegate Capital Management, as Investment Advisor, the same fees as listed above.

NOTE 6 -- DISTRIBUTION FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor the following annual fees:

                           Class A    Class B    Class C    Class M    Class Q
                          ---------  ---------  ---------  ---------  ---------

LargeCap Growth Fund       0.35%       1.00%      1.00%       n/a        0.25%
MidCap Growth Fund         0.35%       1.00%      1.00%       n/a        0.25%
SmallCap Growth Fund       0.35%       1.00%      1.00%       n/a        0.25%
Worldwide Growth Fund      0.35%       1.00%      1.00%       n/a        0.25%
International Core
  Growth Fund              0.35%       1.00%      1.00%       n/a        0.25%
International SmallCap
  Growth Fund              0.35%       1.00%      1.00%       n/a        0.25%
Emerging Countries Fund    0.35%       1.00%      1.00%       n/a        0.25%
Strategic Income Fund      0.35%       0.75%      0.75%       n/a        0.25%
High Yield Fund            0.25%       1.00%      1.00%      0.75%       0.25%
High Yield Fund II         0.35%       1.00%      1.00%       n/a        0.25%
Balanced Fund              0.35%       1.00%      1.00%       n/a        0.25%
Convertible Fund           0.35%       1.00%      1.00%       n/a        0.25%

For the period from April 1, 1999 to May 21, 1999, the PMF Funds paid Nicholas-Applegate Securities, as distributor of the Funds, the same fees as listed above.

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

For the year ended June 30, 1999 (for the three-months ended June 30, 1999 for PMF Funds) the Funds paid the following distribution fees by class to the Distributor.

                           Class A     Class B     Class C    Class M   Class Q
                           --------- -----------  ---------   -------- --------

LargeCap Growth            $ 16,385   $   74,952   $ 30,173     n/a     $ 3,401
MidCap Growth                57,410      116,241    352,113     n/a      10,593
SmallCap Growth              82,578      114,383    359,500     n/a       6,474
Worldwide Growth             49,462       54,880    259,213     n/a       7,751
International Core Growth    15,728       28,044     26,291     n/a       6,596
International SmallCap
  Growth                     40,010       45,143     57,211     n/a      35,297
Emerging Countries           42,322       58,402     52,603     n/a      39,812
Strategic Income              3,488       11,304     14,669     n/a         134
High Yield                  299,650    2,198,732        156   172,034        --
High Yield II                17,029      110,446     47,179     n/a       3,007
Balanced                      8,383       16,071     53,367     n/a         120
Convertible                  59,903      155,368    241,580     n/a       8,270

For the periods ended June 30, 1999, the Distributor has retained $871,391 as sales charges from the proceeds of Class A Shares sold, $146,773 from the proceeds of Class B Shares redeemed, $14,263 from the proceeds of Class C Shares sold, and $42,420 from the proceeds of Class M Shares sold.

NOTE 7 -- SHAREHOLDER SERVICING FEES

Each of the Funds has entered into a Service Agreement with PGI whereby PGI will act as Shareholder Service Agent for each Fund. The agreement provides that PGI will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Fees accrued during the year ended June 30, 1999 are shown in the accompanying Statements of Operations.

At June 30, 1999, the Funds owed the following service fees:

        LargeCap Growth                          $  481
        MidCap Growth                               500
        SmallCap Growth                             304
        Worldwide Growth                          1,313
        International Core Growth                   250
        International SmallCap Growth               189
        Emerging Countries                        1,147
        Strategic Income                            150
        High Yield                                3,000
        High Yield II                                65
        Balanced                                    150
        Convertible                                 282

NOTE 8 -- EXPENSE WAIVERS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                     Class A     Class B     Class C     Class M     Class Q
                     ---------   ---------   ---------   ---------   ---------

LargeCap Growth       1.60%       2.25%       2.25%         n/a        1.25%
MidCap Growth         1.60%       2.25%       2.25%         n/a        1.25%
SmallCap Growth       1.95%       2.60%       2.60%         n/a        1.50%
Worldwide Growth      1.85%       2.50%       2.50%         n/a        1.60%
International Core
  Growth              1.95%       2.60%       2.60%         n/a        1.65%
International
  SmallCap Growth     1.95%       2.60%       2.60%         n/a        1.65%
Emerging Countries    2.25%       2.90%       2.90%         n/a        1.90%
Strategic Income      0.95%       1.35%       1.35%         n/a        0.85%
High Yield(1)         1.00%       1.75%       1.75%        1.50%       1.00%
High Yield II         1.10%       1.75%       1.75%         n/a        1.00%
Balanced              1.60%       2.25%       2.25%         n/a        1.25%
Convertible           1.60%       2.25%       2.25%         n/a        1.25%

(1) The current limits will continue through December 31, 1999, at which time they will change to 1.10% for Class A, 1.85% for Class B and C, 1.60% for Class M and 1.10% for Class Q through at least June 30, 2001.

Amounts receivable from the Investment Manager at June 30, 1999 for expense waivers are included in Receivables due from affiliate in the accompanying Statements of Assets and Liabilities.

NOTE 9 -- CREDIT FACILITY

The Funds have a $75 million credit facility available to fund temporary or emergency borrowings which expires on May 1, 2000. Each Fund pays its pro rata share of an annual commitment fee plus interest on its specific borrowings. The average amount outstanding on the credit facility and the average interest rate charged were $194,746 and 5.3845%, respectively, for the year ended June 30, 1999. As of June 30, 1999, International Core Growth Fund had $226,261 outstanding under the credit facility.

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                    Class A Shares                                 Class B Shares
                                     --------------------------------------------- --------------------------------------------
                                        3 Months          Year         July 21,       3 Months          Year          July 21,
                                          Ended          Ended         1997 to          Ended           Ended         1997 to
                                        June 30,       March 31,      March 31,       June 30,        March 31,      March 31,
                                          1999            1999           1998           1999            1999            1998
                                     --------------- -------------- -------------- --------------- --------------- ------------
LargeCap Growth Fund
 (Number of Shares)
Shares sold                               601,704        387,443        314,594        1,006,149         722,166       239,436
Shares issued as reinvestments
 of dividends                                 --           9,412             65              --            4,145           224
Shares redeemed                           (28,795)      (199,495)       (13,075)         (63,827)       (129,658)      (35,907)
                                      -----------    ------------    ----------     ------------    ------------    ----------
Net increase in shares outstanding        572,909        197,360        301,584          942,322         596,653       203,753
                                      ===========    ============    ==========     ============    ============    ==========
LargeCap Growth Fund ($)
Shares sold                           $16,107,475    $ 7,119,334     $4,334,894     $ 27,013,724    $ 13,914,112    $3,275,198
Shares issued as reinvestments
 of dividends                                 --         159,721            871              --           70,921         3,000
Shares redeemed                          (769,089)    (3,328,040)      (177,917)      (1,716,619)     (2,523,553)     (493,670)
                                      -----------    ------------    ----------     ------------    ------------    ----------
Net increase in shares outstanding    $15,338,386    $ 3,951,015     $4,157,848     $ 25,297,105    $ 11,461,480    $2,784,528
                                      ===========    ============    ==========     ============    ============    ==========

                                                            Class C Shares                            Class Q Shares
                                              ------------------------------------------ ----------------------------------------
                                                 3 Months         Year        July 21,     3 Months        Year          Year
                                                  Ended          Ended        1997 to       Ended         Ended         Ended
                                                 June 30,      March 31,     March 31,     June 30,     March 31,     March 31,
                                                   1999           1999          1998         1999          1999          1998
                                              -------------- -------------- ------------ ------------ -------------- ------------
LargeCap Growth Fund (Number of Shares)
Shares sold                                       322,341        293,854        65,178      27,961        176,779       51,175
Shares issued as reinvestments of dividends           --           1,216            55         --           1,139           11
Shares redeemed                                   (10,496)       (35,900)       (3,829)     (9,901)       (34,429)        (181)
                                               ----------     ----------     ---------   ----------    ----------     --------
Net increase in shares outstanding                311,845        259,170        61,404      18,060        143,489       51,005
                                               ==========     ==========     =========   ==========    ==========     ========
LargeCap Growth Fund ($)
Shares sold                                    $8,625,780     $5,792,910     $ 890,031   $ 753,086     $3,396,063     $714,785
Shares issued as reinvestments of dividends           --          20,875           742         --          19,518          153
Shares redeemed                                  (279,527)      (642,955)      (53,621)   (263,465)      (600,590)      (2,705)
                                               ----------     ----------     ---------   ----------    ----------     --------
Net increase in shares outstanding             $8,346,253     $5,170,830     $ 837,152   $ 489,621     $2,814,991     $712,233
                                               ==========     ==========     =========   ==========    ==========     ========

                                                   Class A Shares
                                ----------------------------------------------------
                                    3 Months                    Year
                                     Ended                      Ended
                                    March 31,
                                    June 30,     -----------------------------------
                                      1999             1999              1998
                                ---------------- ----------------- -----------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                           170,704         5,215,189        12,405,504
Shares issued as reinvestments
 of dividends                             --            130,197         1,012,862
Shares redeemed                      (440,581)       (6,820,248)      (13,082,835)
                                 ------------    ---------------   ---------------
Net increase (decrease) in
 shares outstanding                  (269,877)       (1,474,862)          335,531
                                 ============    ===============   ===============
MidCap Growth Fund ($)
Shares sold                      $  3,480,826    $   93,222,436    $  224,326,301
Shares issued as reinvestments
 of dividends                             --          2,271,935        16,459,004
Shares redeemed                    (9,018,100)     (120,721,071)     (237,096,577)
                                 ------------    ---------------   ---------------
Net increase (decrease) in
 shares outstanding              $ (5,537,274)   $  (25,226,700)   $    3,688,728
                                 ============    ===============   ===============



                                                  Class B Shares
                                --------------------------------------------------
                                   3 Months                    Year
                                     Ended                    Ended
                                    March 31,
                                   June 30,     ----------------------------------
                                     1999             1999             1998
                                --------------- ---------------- -----------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                          124,529          549,516          1,072,549
Shares issued as reinvestments
 of dividends                            --            69,791            123,360
Shares redeemed                     (113,758)        (842,979)          (799,428)
                                -------------   --------------    --------------
Net increase (decrease) in
 shares outstanding                   10,771         (223,672)           396,481
                                =============   ==============    ==============
MidCap Growth Fund ($)
Shares sold                     $  3,003,625    $  11,154,074     $   20,188,443
Shares issued as reinvestments
 of dividends                            --         1,444,672          2,326,535
Shares redeemed                   (2,758,710)     (16,826,911)       (15,026,369)
                                -------------   --------------    --------------
Net increase (decrease) in
 shares outstanding             $    244,915    $  (4,228,165)    $    7,488,609
                                =============   ==============    ==============

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                 Class C Shares                                   Class Q Shares
                                ------------------------------------------------ ---------------------------------------------
                                    3 Months                  Year                  3 Months                   Year
                                     Ended                    Ended                   Ended                   Ended
                                                            March 31,                                       March 31,
                                    June 30,     -------------------------------    June 30,     -----------------------------
                                      1999            1999            1998            1999            1999            1998
                                ---------------- --------------- --------------- --------------- -------------- --------------
MidCap Growth Fund
 (Number of Shares)
Shares sold                           127,317       1,185,161       1,750,377          201,861       194,537           170,070
Shares issued as reinvestments
 of dividends                             --          121,764       2,641,098              --         37,715            55,785
Shares redeemed                      (465,369)     (3,371,242)     (4,220,870)         (52,773)     (185,074)         (430,179)
                                 ------------    -------------   -------------    ------------   ------------     ------------
Net increase (decrease) in
 shares outstanding                  (338,052)     (2,064,317)        170,605          149,088        47,178          (204,324)
                                 ============    =============   =============    ============   ============     ============
MidCap Growth Fund ($)
Shares sold                      $  2,416,875    $ 19,063,447    $ 29,917,347     $  5,261,515   $ 4,134,744      $  3,584,125
Shares issued as reinvestments
 of dividends                             --        1,981,095      39,590,055              --        828,224         1,134,102
Shares redeemed                    (8,876,675)    (52,212,207)    (72,773,773)      (1,337,840)   (3,718,156)       (8,868,353)
                                 ------------    -------------   -------------    ------------   ------------     ------------
Net increase (decrease) in
 shares outstanding              $ (6,459,800)   $(31,167,665)   $ (3,266,371)    $  3,923,675   $ 1,244,812      $ (4,150,126)
                                 ============    =============   =============    ============   ============     ============


                                                       Class A Shares
                                     ------------------------------------------------------
                                         3 Months                     Year
                                          Ended                       Ended
                                                                    March 31,
                                         June 30,     -------------------------------------
                                           1999             1999               1998
                                     ---------------- ----------------- -------------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                                384,655        44,256,415         104,820,578
Shares issued as reinvestments
 of dividends                                  --            919,060             830,976
Shares redeemed                           (652,027)      (49,753,506)       (103,463,758)
                                     --------------   ---------------   -----------------
Net increase in shares outstanding        (267,372)       (4,578,031)          2,187,796
                                     ==============   ===============   =================
SmallCap Growth Fund ($)
Shares sold                          $   6,777,887    $  815,912,790    $  1,931,764,538
Shares issued as reinvestments
 of dividends                                  --         14,800,215          15,132,144
Shares redeemed                        (11,423,224)     (917,280,292)     (1,921,657,761)
                                     --------------   ---------------   -----------------
Net increase (decrease) in
 shares outstanding                  $  (4,645,337)   $  (86,567,287)   $     25,238,921
                                     ==============   ===============   =================



                                                       Class B Shares
                                     --------------------------------------------------
                                        3 Months                    Year
                                          Ended                    Ended
                                                                 March 31,
                                        June 30,     ----------------------------------
                                          1999             1999             1998
                                     --------------- ---------------- -----------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                                62,154        1,030,266          1,553,380
Shares issued as reinvestments
 of dividends                                 --           121,247                --
Shares redeemed                          (144,208)      (1,464,484)          (909,702)
                                     -------------   --------------    --------------
Net increase in shares outstanding        (82,054)        (312,971)           643,678
                                     =============   ==============    ==============
SmallCap Growth Fund ($)
Shares sold                          $  1,379,964    $  19,580,720     $   30,441,105
Shares issued as reinvestments
 of dividends                                 --         2,371,732                --
Shares redeemed                        (3,209,533)     (28,084,966)       (17,600,099)
                                     -------------   --------------    --------------
Net increase (decrease) in
 shares outstanding                  $ (1,829,569)   $  (6,132,514)    $   12,841,006
                                     =============   ==============    ==============


                                                       Class C Shares
                                     --------------------------------------------------
                                         3 Months                   Year
                                          Ended                     Ended
                                                                  March 31,
                                         June 30,     ---------------------------------
                                           1999            1999             1998
                                     ---------------- --------------- -----------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                                  82,725      1,806,596         4,136,702
Shares issued as reinvestments
 of dividends                                   --         926,112         1,443,201
Shares redeemed                            (680,850)    (6,061,729)       (5,945,903)
                                      -------------   -------------   ---------------
Net increase in shares outstanding         (598,125)    (3,329,021)         (366,000)
                                      =============   =============   ===============
SmallCap Growth Fund ($)
Shares sold                           $   1,433,335   $ 29,105,010    $   72,644,552
Shares issued as reinvestments
 of dividends                                   --      14,800,873        24,837,499
Shares redeemed                         (11,755,815)   (93,185,013)     (104,107,897)
                                      -------------   -------------   ---------------
Net increase (decrease) in
 shares outstanding                   $ (10,322,480)  $(49,279,130)   $   (6,625,846)
                                      =============   =============   ===============

                                                      Class Q Shares
                                     ------------------------------------------------
                                        3 Months                   Year
                                          Ended                   Ended
                                                                March 31,
                                        June 30,     --------------------------------
                                          1999             1999            1998
                                     --------------- ---------------- ---------------
SmallCap Growth Fund
 (Number of Shares)
Shares sold                               421,173          793,286       1,102,868
Shares issued as reinvestments
 of dividends                                 --            18,226             997
Shares redeemed                          (392,013)        (970,001)       (531,507)
                                     -------------   --------------   -------------
Net increase in shares outstanding         29,160         (158,489)        572,358
                                     =============   ==============   =============
SmallCap Growth Fund ($)
Shares sold                          $  8,340,785    $  12,725,287    $ 20,108,210
Shares issued as reinvestments
 of dividends                                 --           292,442          17,715
Shares redeemed                        (7,387,773)     (15,962,787)     (9,776,365)
                                     -------------   --------------   -------------
Net increase (decrease) in
 shares outstanding                  $    953,012    $  (2,945,058)   $ 10,349,560
                                     =============   ==============   =============

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                       Class A Shares
                                     ------------------------------------------------
                                        3 Months                   Year
                                         Ended                     Ended
                                                                 March 31,
                                        June 30,    ---------------------------------
                                          1999            1999              1998
                                     -------------- ----------------- ---------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                             1,172,285        5,575,910         5,937,921
Shares issued as reinvestments
 of dividends                                  86           96,384           213,726
Shares redeemed                          (660,100)      (5,374,372)       (5,575,601)
                                      -----------   ---------------   ---------------
Net increase in shares outstanding        512,271          297,922           576,046
                                      ===========   ===============   ===============
Worldwide Growth Fund ($)
Shares sold                           $26,425,907   $  110,310,826    $  108,061,899
Shares issued as reinvestments
 of dividends                                 --         1,739,418         3,565,008
Shares redeemed                        14,957,153     (107,031,318)     (102,391,906)
                                      -----------   ---------------   ---------------
Net increase in shares outstanding    $11,468,754   $    5,018,926    $    9,235,001
                                      ===========   ===============   ===============

                                                     Class B Shares
                                     -----------------------------------------------
                                        3 Months                  Year
                                          Ended                   Ended
                                                                March 31,
                                        June 30,     -------------------------------
                                          1999            1999            1998
                                     --------------- --------------- ---------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                               353,077         544,757         292,727
Shares issued as reinvestments
 of dividends                                 --           39,170          25,906
Shares redeemed                           (70,889)       (319,228)       (187,737)
                                     -------------   -------------   -------------
Net increase in shares outstanding        282,188         264,699         130,896
                                     =============   =============   =============
Worldwide Growth Fund ($)
Shares sold                          $  9,019,106    $ 11,616,885    $  5,360,286
Shares issued as reinvestments
 of dividends                                 --          799,305         449,135
Shares redeemed                        (1,811,055)     (6,778,733)     (3,334,259)
                                     -------------   -------------   -------------
Net increase in shares outstanding   $  7,208,051    $  5,637,457    $  2,475,162
                                     =============   =============   =============


                                                      Class C Shares
                                     -------------------------------------------------
                                        3 Months                   Year
                                          Ended                    Ended
                                                                 March 31,
                                        June 30,     ---------------------------------
                                          1999             1999             1998
                                     --------------- ---------------- ----------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                               316,937        1,258,419          435,836
Shares issued as reinvestments
 of dividends                                 --           117,737          663,935
Shares redeemed                          (195,915)      (1,224,596)        (833,591)
                                     -------------   --------------   --------------
Net increase in shares outstanding        121,022          151,560          266,180
                                     =============   ==============   ==============
Worldwide Growth Fund ($)
Shares sold                          $  7,199,228    $  23,846,842    $   7,995,043
Shares issued as reinvestments
 of dividends                                 --         2,145,255       10,934,587
Shares redeemed                        (4,443,951)     (22,854,997)     (15,192,388)
                                     -------------   --------------   --------------
Net increase in shares outstanding   $  2,755,277    $   3,137,100    $   3,737,242
                                     =============   ==============   ==============

                                                      Class Q Shares
                                     ------------------------------------------------
                                        3 Months                   Year
                                          Ended                   Ended
                                                                March 31,
                                        June 30,     --------------------------------
                                          1999            1999             1998
                                     --------------- --------------- ----------------
Worldwide Growth Fund
 (Number of Shares)
Shares sold                               430,631         350,299            88,591
Shares issued as reinvestments
 of dividends                                 --            4,352             1,377
Shares redeemed                          (180,058)        (89,828)          (99,927)
                                     -------------   -------------    -------------
Net increase in shares outstanding        250,573         264,823            (9,959)
                                     =============   =============    =============
Worldwide Growth Fund ($)
Shares sold                          $ 11,187,418    $  7,773,616     $   1,508,613
Shares issued as reinvestments
 of dividends                                 --           89,521            23,268
Shares redeemed                        (4,610,453)     (1,884,358)       (1,693,395)
                                     -------------   -------------    -------------
Net increase in shares outstanding   $  6,576,965    $  5,978,779     $    (161,514)
                                     =============   =============    =============

                                                     Class A Shares                                Class B Shares
                                     ----------------------------------------------- ---------------------------------------
                                        3 Months                  Year                 3 Months               Year
                                          Ended                   Ended                 Ended                 Ended
                                                                March 31,                                   March 31,
                                        June 30,     -------------------------------   June 30,   --------------------------
                                          1999            1999            1998           1999          1999           1998
                                     --------------- --------------- --------------- ------------ -------------- -----------
International Core Growth Fund
 (Number of Shares)
Shares sold                             1,699,541       4,111,884       2,435,374       47,812        317,938        500,774
Shares issued as reinvestments
 of dividends                                 --            5,819           3,344          --           2,484          2,781
Shares redeemed                        (2,264,636)     (3,641,067)     (1,694,382)     (33,706)      (168,120)       (39,156)
                                     -------------   -------------   -------------   ----------   ------------    ----------
Net increase in shares outstanding       (565,095)        476,636         744,336       14,106        152,302        464,399
                                     =============   =============   =============   ==========   ============    ==========
International Core Growth Fund ($)
Shares sold                          $ 30,866,314    $ 72,899,494    $ 38,637,232    $ 888,899    $ 5,553,372     $7,549,895
Shares issued as reinvestments
 of dividends                                 --          109,877          47,981          --          47,437         40,158
Shares redeemed                       (41,080,307)    (65,603,216)    (27,349,807)    (610,199)    (2,893,130)      (593,538)
                                     -------------   -------------   -------------   ----------   ------------    ----------
Net increase in shares outstanding   $(10,213,993)   $  7,406,155    $ 11,335,406    $ 278,700    $ 2,707,679     $6,996,515
                                     =============   =============   =============   ==========   ============    ==========

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                    Class C Shares                                Class Q Shares
                                     -------------------------------------------- --------------------------------------------
                                        3 Months                Year                  3 Months                  Year
                                         Ended                  Ended                  Ended                   Ended
                                                              March 31,                                       March 31
                                        June 30,    -----------------------------     June 30,     ---------------------------
                                          1999           1999           1998            1999            1999            1998
                                     -------------- -------------- -------------- ---------------- --------------- -----------
International Core Growth Fund
 (Number of Shares)
Shares sold                              113,784        455,651        224,635           93,649          581,442       115,512
Shares issued as reinvestments
 of dividends                                --           1,471            --               --             1,463           --
Shares redeemed                          (69,740)       (82,349)       (23,087)        (228,977)         (67,954)      (16,966)
                                     ------------   ------------    ----------     ------------     ------------    ----------
Net increase in shares outstanding        44,044        374,773        201,548         (135,328)         514,951        98,546
                                     ============   ============    ==========     ============     ============    ==========
International Core Growth Fund ($)
Shares sold                          $ 2,117,597    $ 7,964,267     $3,488,506     $  1,771,267     $ 10,297,873    $1,808,824
Shares issued as reinvestments
 of dividends                                --          28,148            --               --            31,169           --
Shares redeemed                       (1,298,517)    (1,412,367)      (347,719)      (4,253,651)      (1,185,061)     (265,176)
                                     ------------   ------------    ----------     ------------     ------------    ----------
Net increase in shares outstanding   $   819,080    $ 6,580,048     $3,140,787     $ (2,482,384)    $  9,143,981    $1,543,648
                                     ============   ============    ==========     ============     ============    ==========


                                                           Class A Shares
                                        ---------------------------------------------------
                                            3 Months                    Year
                                             Ended                     Ended
                                                                     March 31,
                                            June 30,     ----------------------------------
                                              1999             1999             1998
                                        ---------------- ---------------- -----------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                                 1,367,921        4,953,991         6,608,889
Shares issued as reinvestments
 of dividends                                     --            41,096            24,582
Shares redeemed                              (997,179)      (4,370,199)       (6,427,019)
                                        --------------   --------------   ---------------
Net increase in shares outstanding            370,742          624,888           206,452
                                        ==============   ==============   ===============
International SmallCap Growth Fund ($)
Shares sold                             $  30,182,958    $ 101,529,799    $  109,494,069
Shares issued as reinvestments
 of dividends                                     --           811,876           383,230
Shares redeemed                           (22,024,759)     (90,418,518)     (107,699,737)
                                        --------------   --------------   ---------------
Net increase in shares outstanding      $   8,158,199    $  11,923,157    $    2,177,562
                                        ==============   ==============   ===============

                                                        Class B Shares
                                        -----------------------------------------------
                                           3 Months                  Year
                                             Ended                   Ended
                                                                   March 31,
                                           June 30,     -------------------------------
                                             1999            1999            1998
                                        --------------- --------------- ---------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                                   98,528         574,326         463,887
Shares issued as reinvestments
 of dividends                                    --           21,611          31,709
Shares redeemed                              (55,682)       (472,298)       (218,409)
                                        -------------   -------------   -------------
Net increase in shares outstanding            42,846         123,639         277,187
                                        =============   =============   =============
International SmallCap Growth Fund ($)
Shares sold                             $  2,333,350    $ 12,177,504    $  8,303,957
Shares issued as reinvestments
 of dividends                                    --          452,596         517,182
Shares redeemed                           (1,302,925)     (9,959,007)     (3,838,911)
                                        -------------   -------------   -------------
Net increase in shares outstanding      $  1,030,425    $  2,671,093    $  4,982,228
                                        =============   =============   =============

                                                       Class C Shares
                                        ----------------------------------------------
                                           3 Months                 Year
                                            Ended                   Ended
                                                                  March 31,
                                           June 30,    -------------------------------
                                             1999           1999            1998
                                        -------------- --------------- ---------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                                 146,271         660,257         440,799
Shares issued as reinvestments
 of dividends                                   --           13,435          23,528
Shares redeemed                             (34,123)       (464,252)       (273,436)
                                         ----------    -------------   -------------
Net increase in shares outstanding          112,148         209,440         190,891
                                         ==========    =============   =============
International SmallCap Growth Fund ($)
Shares sold                              $3,168,229    $ 12,933,840    $  7,326,296
Shares issued as reinvestments
 of dividends                                   --          258,146         352,544
Shares redeemed                            (740,072)     (9,055,952)     (4,516,362)
                                         ----------    -------------   -------------
Net increase in shares outstanding       $2,428,157    $  4,136,034    $  3,162,478
                                         ==========    =============   =============

                                                      Class Q Shares
                                        ---------------------------------------------
                                           3 Months                  Year
                                             Ended                   Ended
                                                                   March 31,
                                           June 30,     -----------------------------
                                             1999             1999            1998
                                        --------------- ---------------- ------------
International SmallCap Growth Fund
 (Number of Shares)
Shares sold                                  529,877        1,567,046        458,377
Shares issued as reinvestments
 of dividends                                    --            12,918            --
Shares redeemed                             (269,090)        (563,058)        (2,123)
                                        -------------   --------------    ----------
Net increase in shares outstanding           260,787        1,016,906        456,254
                                        =============   ==============    ==========
International SmallCap Growth Fund ($)
Shares sold                             $ 12,505,725    $  32,536,160     $8,543,873
Shares issued as reinvestments
 of dividends                                    --           249,737            --
Shares redeemed                           (6,328,290)     (11,408,948)       (34,256)
                                        -------------   --------------    ----------
Net increase in shares outstanding      $  6,177,435    $  21,376,949     $8,509,617
                                        =============   ==============    ==========

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares
                                     -----------------------------------------------
                                         3 Months                   Year
                                          Ended                     Ended
                                                                  March 31,
                                         June 30,     ------------------------------
                                           1999             1999             1998
                                     ---------------- ---------------- -------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                              1,064,600        3,262,352        3,249,713
Shares issued as reinvestments
 of dividends                                  --            17,479          149,478
Shares redeemed                         (1,382,928)      (3,852,081)      (1,564,308)
                                     --------------   --------------   --------------
Net increase in shares outstanding        (318,328)        (572,250)       1,834,883
                                     ==============   ==============   ==============
Emerging Countries Fund ($)
Shares sold                          $  16,015,629    $  45,426,994    $  56,508,617
Shares issued as reinvestments
 of dividends                                  --           277,913        2,308,126
Shares redeeme                         (20,693,691)     (51,942,286)     (27,275,872)
                                     --------------   --------------   --------------
Net increase (decrease) in
 shares outstanding                  $  (4,678,062)   $  (6,237,379)   $  31,540,871
                                     ==============   ==============   ==============


                                                      Class B Shares
                                     -------------------------------------------------
                                         3 Months                   Year
                                          Ended                    Ended
                                                                 March 31,
                                         June 30,     --------------------------------
                                           1999             1999            1998
                                     ---------------- ---------------- ---------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                                 82,535          382,174       1,214,038
Shares issued as reinvestments
 of dividends                                  --             7,286         101,517
Shares redeemed                           (168,473)        (951,609)       (535,990)
                                      ------------    --------------   -------------
Net increase in shares outstanding         (85,938)        (562,149)        779,565
                                      ============    ==============   =============
Emerging Countries Fund ($)
Shares sold                           $  1,322,669    $   5,698,657    $ 22,259,145
Shares issued as reinvestments
 of dividends                                  --           118,138       1,591,405
Shares redeeme                          (2,572,889)     (12,756,398)     (9,195,436)
                                      ------------    --------------   -------------
Net increase (decrease) in
 shares outstanding                   $ (1,250,220)   $  (6,939,603)   $ 14,655,114
                                      ============    ==============   =============

                                                      Class C Shares
                                     -------------------------------------------------
                                        3 Months                   Year
                                          Ended                    Ended
                                                                 March 31,
                                        June 30,     ---------------------------------
                                          1999             1999             1998
                                     --------------- ---------------- ----------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                               116,572          521,678        1,150,487
Shares issued as reinvestments
 of dividends                                 --             5,264          139,493
Shares redeemed                           (99,525)      (1,239,995)        (859,084)
                                     -------------   --------------   --------------
Net increase in shares outstanding         17,047         (713,053)         430,896
                                     =============   ==============   ==============
Emerging Countries Fund ($)
Shares sold                          $  1,744,612    $   7,326,720    $  20,756,465
Shares issued as reinvestments
 of dividends                                 --            82,205        2,109,145
Shares redeeme                         (1,481,896)     (16,381,157)     (13,967,608)
                                     -------------   --------------   --------------
Net increase (decrease) in
 shares outstanding                  $    262,716    $  (8,972,232)   $   8,898,002
                                     =============   ==============   ==============

                                                       Class Q Shares
                                     --------------------------------------------------
                                        3 Months                    Year
                                          Ended                    Ended
                                                                 March 31,
                                        June 30,     ----------------------------------
                                          1999             1999             1998
                                     --------------- ---------------- -----------------
Emerging Countries Fund
 (Number of Shares)
Shares sold                             1,208,239        4,616,946          2,910,075
Shares issued as reinvestments
 of dividends                                 --            36,438              9,663
Shares redeemed                          (459,541)      (3,431,547)          (814,722)
                                     -------------   --------------    --------------
Net increase in shares outstanding        748,698        1,221,837          2,105,016
                                     =============   ==============    ==============
Emerging Countries Fund ($)
Shares sold                          $ 19,053,123    $  65,385,070     $   51,065,387
Shares issued as reinvestments
 of dividends                                 --           593,577            151,971
Shares redeeme                         (7,234,180)     (45,346,860)       (13,654,662)
                                     -------------   --------------    --------------
Net increase (decrease) in
 shares outstanding                  $ 11,818,943    $  20,631,787     $   37,562,696
                                     =============   ==============    ==============

                                                      Class A Shares                    Class B Shares
                                             --------------------------------   ----------------------------
                                               3 Months            Year           3 Months           Year
                                                 Ended            Ended            Ended            Ended
                                               June 30,         March 31,         June 30,        March 31,
                                                 1999            1999(1)            1999           1999(1)
                                             ---------------   --------------   --------------   -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                                     1,744,498          646,153           65,960          595,169
Shares issued in merger                               --           175,454              --           259,694
Shares issued as reinvestment of dividends          1,712            5,664            3,737           12,860
Shares redeemed                                (1,797,320)        (381,014)        (137,015)        (341,358)
                                             -------------     ------------     ------------     ------------
Net increase in shares outstanding                (51,110)         446,257          (67,318)         526,365
                                             =============     ============     ============     ============
Strategic Income Fund ($)
Shares sold                                  $ 22,358,564      $ 8,383,952      $   827,887      $ 7,617,290
Shares issued in merger                               --         2,260,055              --         3,265,737
Shares issued as reinvestment of dividends         21,991           73,691           47,004          163,532
Shares redeemed                               (23,052,137)      (4,961,848)      (1,710,716)      (4,353,363)
                                             -------------     ------------     ------------     ------------
Net increase (decrease) in shares
 outstanding                                 $   (671,582)     $ 5,755,850      $  (835,825)     $ 6,693,196
                                             =============     ============     ============     ============

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                     Class C Shares                  Class Q Shares
                                            --------------------------------   ---------------------------
                                              3 Months            Year          3 Months         Year
                                                Ended            Ended            Ended          Ended
                                              June 30,         March 31,        June 30,       March 31,
                                                1999            1999(1)           1999          1999(1)
                                            ---------------   --------------   -------------   -----------
Strategic Income Fund
 (Number of Shares)
Shares sold                                        72,888         533,457              816         1,004
Shares issued in merger                               --          342,089              --         23,390
Shares issued as reinvestment of dividends          2,829           7,510              168         1,220
Shares redeemed                                   (77,064)       (262,520)         (12,262)          (36)
                                             ------------     ------------      ----------      --------
Net increase in shares outstanding                 (1,347)        620,536          (11,278)       25,578
                                             ============     ============      ==========      ========
Strategic Income Fund ($)
Shares sold                                  $    952,054     $ 7,079,809       $   10,030      $ 12,500
Shares issued in merger                               --        4,459,907              --        286,028
Shares issued as reinvestment of dividends         37,021          99,886            2,037        15,045
Shares redeemed                                (1,006,028)     (3,482,921)        (151,748)         (399)
                                             ------------     ------------      ----------      --------
Net increase (decrease) in shares
 outstanding                                 $    (16,953)    $ 8,156,681       $ (139,681)     $313,174
                                             ============     ============      ==========      ========

----------
(1) Classes commenced operations on 7/27/98.


                                            Class A Shares                    Class B Shares
                                  ---------------------------------- ---------------------------------
                                         Year Ended June 30,                Year Ended June 30,
                                  ---------------------------------- ---------------------------------
                                        1999              1998             1999             1998
                                  ----------------- ---------------- ---------------- ----------------
High Yield Fund
 (Number of Shares)
Shares sold                           23,077,399       17,205,462       28,533,861       18,361,132
Shares issued as reinvestment of
 dividends                             1,012,788          401,106        1,285,173          368,963
Shares redeemed                      (16,689,544)      (8,125,142)      (7,951,333)      (2,356,559)
                                  ---------------   --------------   --------------   --------------
Net increase in shares
 outstanding                           7,400,643        9,481,426       21,867.701       16,373,535
                                  ===============   ==============   ==============   ==============
High Yield Fund ($)
Shares sold                       $  146,786,361    $ 120,395,431    $ 177,876,596    $ 128,294,665
Shares issued as reinvestment of
 dividends                             6,265,752        2,792,483        7,911,056        2,566,895
Shares redeemed                     (106,793,532)     (56,782,132)     (48,182,705)     (16,455,583)
                                  ---------------   --------------   --------------   --------------
Net increase in shares
 outstanding                      $   46,258,581    $  66,405,782    $ 137,604,947    $ 114,405,977
                                  ===============   ==============   ==============   ==============

                                   Class C Shares           Class M Shares
                                  ---------------- --------------------------------
                                    May 27, 1999         Year Ended June 30,
                                         to        --------------------------------
                                   June 30, 1999        1999             1998
                                  ---------------- --------------- ----------------
High Yield Fund
 (Number of Shares)
Shares sold                             93,124        2,189,902         2,577,308
Shares issued as reinvestment of
 dividends                                 --           196,691            95,635
Shares redeemed                            --        (1,173,862)       (1,118,663)
                                      ---------    -------------    -------------
Net increase in shares
 outstanding                            93,124        1,212,731         1,554,280
                                      =========    =============    =============
High Yield Fund ($)
Shares sold                           $549,513     $ 13,575,288     $  17,998,974
Shares issued as reinvestment of
 dividends                                  58        1,217,509           664,497
Shares redeemed                            --        (7,119,713)       (7,825,635)
                                      ---------    -------------    -------------
Net increase in shares
 outstanding                          $549,571     $  7,673,084     $  10,837,836
                                      =========    =============    =============


                                               Class Q Shares
                                               ----------------
                                                June 17, 1999
                                                     to
                                                June 30, 1999
                                               ----------------
High Yield Fund
 (Number of Shares)
Shares sold                                              5
Shares issued as reinvestment of dividends              --
Shares redeemed                                         --
                                                    ------
Net increase in shares outstanding                       5
                                                    ======
High Yield Fund ($)
Shares sold                                         $   30
Shares issued as reinvestment of dividends              --
Shares redeemed                                         --
                                                    ------
Net increase in shares outstanding                  $   30
                                                    ======

-------
Pilgrim
Funds
------
------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                    Class A Shares                                Class B Shares
                                     --------------------------------------------- -------------------------------------------
                                        3 Months         Year         March 27,       3 Months         Year         March 27,
                                         Ended           Ended         1998 to         Ended           Ended         1998 to
                                        June 30,       March 31,      March 31,       June 30,       March 31,      March 31,
                                          1999           1999            1998           1999           1999            1998
                                     -------------- --------------- -------------- -------------- --------------- ------------
High Yield Fund II
 (Number of Shares)
Shares sold                              126,155       2,218,475        173,791        191,304        3,516,788        89,467
Shares issued in merger                      --              --         326,993            --               --        612,536
Shares issued as reinvestments
 of dividends                             13,470          68,528            --          20,903           90,997           --
Shares redeemed                         (175,029)     (1,169,064)      (132,119)      (279,006)        (622,273)       (2,379)
                                     ------------   -------------   ------------   ------------    ------------    ----------
Net increase (decrease) in
 shares outstanding                      (35,404)      1,117,939        368,665        (66,799)       2,985,512       699,624
                                     ============   =============   ============   ============    ============    ==========
High Yield Fund II ($)
Shares sold                          $ 1,487,541    $ 27,084,111    $ 2,188,791    $ 2,244,780     $ 42,704,286    $1,136,299
Shares issued in merger                      --              --       4,153,263            --               --      7,772,553
Shares issued as reinvestments
 of dividends                            158,555         807,769            --         246,357        1,044,170           --
Shares redeemed                       (2,045,836)    (14,038,415)    (1,658,997)    (3,269,300)      (7,281,798)      (30,039)
                                     ------------   -------------   ------------   ------------    ------------    ----------
Net increase in shares outstanding   $  (399,740)   $ 13,853,465    $ 4,683,057    $  (778,163)    $ 36,466,658    $8,878,813
                                     ============   =============   ============   ============    ============    ==========

                                                               Class C Shares
                                              ------------------------------------------------
                                                  3 Months          Year          March 27,
                                                   Ended            Ended          1998 to
                                                  June 30,        March 31,       March 31,
                                                    1999            1999            1998
                                              ---------------- --------------- ---------------
High Yield Fund II
 (Number of Shares)
Shares sold                                          91,597       1,848,332         71,467
Shares issued in merger                                 --              --         307,307
Shares issued as reinvestments of dividends          11,731          67,635            --
Shares redeemed                                    (310,405)       (468,704)              (7)
                                               ------------    -------------    -----------
Net increase (decrease) in shares
 outstanding                                       (207,077)      1,447,263        378,767
                                               ============    =============    ===========
High Yield Fund II ($)
Shares sold                                    $  1,078,810    $ 22,778,726     $  907,549
Shares issued in merger                                 --              --       3,900,531
Shares issued as reinvestments of dividends         138,399         775,897            --
Shares redeemed                                  (3,633,914)     (5,466,380)           (91)
                                               ------------    -------------    -----------
Net increase in shares outstanding             $ (2,416,705)   $ 18,088,243     $4,807,989
                                               ============    =============    ===========

                                                             Class Q Shares
                                              --------------------------------------------
                                                  3 Months          Year        March 27,
                                                   Ended            Ended        1998 to
                                                  June 30,        March 31,     March 31,
                                                    1999            1999          1998
                                              ---------------- --------------- -----------
High Yield Fund II
 (Number of Shares)
Shares sold                                          21,272         668,988        2,205
Shares issued in merger                                 --              --           --
Shares issued as reinvestments of dividends           7,915          23,106       42,382
Shares redeemed                                    (307,466)       (179,780)         --
                                               ------------    -------------     --------
Net increase (decrease) in shares
 outstanding                                       (278,279)        512,314       44,587
                                               ============    =============     ========
High Yield Fund II ($)
Shares sold                                    $    249,643    $  7,770,126      $28,000
Shares issued in merger                                 --              --           --
Shares issued as reinvestments of dividends          93,356         271,659          --
Shares redeemed                                  (3,614,065)     (2,101,039)         --
                                               ------------    -------------     --------
Net increase in shares outstanding             $ (3,271,066)   $  5,940,746      $28,000
                                               ============    =============     ========

                                                              Class A Shares
                                              -----------------------------------------------
                                                 3 Months                  Year
                                                   Ended                   Ended
                                                                         March 31,
                                                 June 30,     -------------------------------
                                                   1999            1999            1998
                                              --------------- --------------- ---------------
Balanced Fund
 (Number of Shares)
Shares sold                                         69,501         371,709         305,352
Shares issued as reinvestments of dividends          1,015          68,457          29,098
Shares redeemed                                    (70,425)       (281,697)       (307,910)
                                              -------------   -------------   -------------
Net increase in shares outstanding                      91         158,469          26,540
                                              =============   =============   =============
Balanced Fund ($)
Shares sold                                   $  1,354,890    $  7,068,981    $  5,582,957
Shares issued as reinvestments of dividends         19,370       1,216,578         526,715
Shares redeemed                                 (1,361,704)     (5,289,069)     (5,615,525)
                                              -------------   -------------   -------------
Net increase (decrease) in
 shares outstanding                           $     12,556    $  2,996,490    $    494,147
                                              =============   =============   =============

                                                             Class B Shares
                                              ---------------------------------------------
                                                 3 Months                 Year
                                                  Ended                  Ended
                                                                       March 31,
                                                 June 30,    ------------------------------
                                                   1999           1999            1998
                                              -------------- --------------- --------------
Balanced Fund
 (Number of Shares)
Shares sold                                        62,785         128,292        101,305
Shares issued as reinvestments of dividends           554          29,941          4,600
Shares redeemed                                   (12,468)        (73,515)       (37,270)
                                               ----------    -------------    ----------
Net increase in shares outstanding                 50,871          84,718         68,635
                                               ==========    =============    ==========
Balanced Fund ($)
Shares sold                                    $1,288,434    $  2,447,844     $1,865,891
Shares issued as reinvestments of dividends        11,321         566,865         85,892
Shares redeemed                                  (256,849)     (1,364,447)      (681,006)
                                               ----------    -------------    ----------
Net increase (decrease) in
 shares outstanding                            $1,042,906    $  1,650,262     $1,270,777
                                               ==========    =============    ==========

-------
Pilgrim
Funds
-------
         NOTES TO FINANCIAL STATEMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                            Class C Shares                          Class Q Shares
                                             -------------------------------------------- ----------------------------------
                                                3 Months                Year               3 Months            Year
                                                 Ended                  Ended                Ended             Ended
                                                                      March 31,                              March 31,
                                                June 30,    -----------------------------  June 30,   ----------------------
                                                  1999           1999           1998         1999        1999        1998
                                             -------------- -------------- -------------- ----------- ----------- ----------
Balanced Fund
 (Number of Shares)
Shares sold                                       17,557        184,748        145,671       1,351       1,105        3,525
Shares issued as reinvestments of dividends          519        210,474         76,757          42       1,173          128
Shares redeemed                                  (47,391)      (259,419)      (267,567)       (781)     (1,882)        (106)
                                              ----------    ------------   ------------   ---------   ---------    --------
Net increase in shares outstanding               (29,315)       135,803        (45,139)        612         396        3,547
                                              ==========    ============   ============   =========   =========    ========
Balanced Fund ($)
Shares sold                                   $  324,318    $ 3,201,753    $ 2,671,793    $ 25,940    $ 19,907     $ 67,581
Shares issued as reinvestments of dividends        9,545      3,603,550      1,410,891         798      20,611        3,310
Shares redeemed                                 (878,533)    (4,681,019)    (4,877,213)    (14,926)    (34,726)      (9,440)
                                              ----------    ------------   ------------   ---------   ---------    --------
Net increase (decrease) in shares
 outstanding                                  $ (544,670)   $ 2,124,284    $  (794,529)   $ 11,812    $  5,792     $ 61,451
                                              ==========    ============   ============   =========   =========    ========


                                                      Class A Shares
                                     ------------------------------------------------
                                        3 Months                   Year
                                          Ended                   Ended
                                                                March 31,
                                        June 30,     --------------------------------
                                          1999             1999            1998
                                     --------------- ---------------- ---------------
Convertible Fund
 (Number of Shares)
Shares sold                               240,854        1,235,038         709,278
Shares issued as reinvestments
 of dividends                               8,766           84,764         154,229
Shares redeemed                          (106,071)        (795,095)       (323,387)
                                     -------------   --------------   -------------
Net increase in shares outstanding        143,549          524,707         540,120
                                     =============   ==============   =============
Convertible Fund ($)
Shares sold                          $  5,446,752    $  22,826,352    $ 12,820,279
Shares issued as reinvestments
 of dividends                             201,806        1,677,136       2,762,320
Shares redeemed                        (2,398,688)     (14,627,285)     (5,890,494)
                                     -------------   --------------   -------------
Net increase (decrease) in shares
 outstanding                         $  3,249,870    $   9,876,203    $  9,692,105
                                     =============   ==============   =============

                                                     Class B Shares
                                     -----------------------------------------------
                                        3 Months                  Year
                                          Ended                   Ended
                                                                March 31,
                                        June 30,     -------------------------------
                                          1999            1999            1998
                                     --------------- --------------- ---------------
Convertible Fund
 (Number of Shares)
Shares sold                               377,405       1,107,458       1,126,063
Shares issued as reinvestments
 of dividends                               4,334          36,617          50,922
Shares redeemed                          (155,682)       (468,699)       (158,706)
                                     -------------   -------------   -------------
Net increase in shares outstanding        226,057         675,376       1,018,279
                                     =============   =============   =============
Convertible Fund ($)
Shares sold                          $  9,316,686    $ 22,988,795    $ 21,634,970
Shares issued as reinvestments
 of dividends                             108,485         774,835         972,857
Shares redeemed                        (3,833,777)     (9,912,927)     (3,026,200)
                                     -------------   -------------   -------------
Net increase (decrease) in shares
 outstanding                         $  5,591,394    $ 13,850,703    $ 19,581,627
                                     =============   =============   =============

                                                     Class C Shares
                                     ------------------------------------------------
                                         3 Months                   Year
                                          Ended                     Ended
                                                                  March 31,
                                         June 30,     -------------------------------
                                           1999             1999             1998
                                     ---------------- ---------------- --------------
Convertible Fund
 (Number of Shares)
Shares sold                                204,264           84,820          791,856
Shares issued as reinvestments
 of dividends                                3,236          110,911          407,608
Shares redeemed                           (276,138)        (881,082)        (672,422)
                                      ------------    --------------   --------------
Net increase in shares outstanding         (68,638)         114,649          527,042
                                      ============    ==============   ==============
Convertible Fund ($)
Shares sold                           $  4,732,365    $  17,299,957    $  14,822,064
Shares issued as reinvestments
 of dividends                               75,700        2,256,244        7,387,102
Shares redeemed                         (6,363,756)     (17,113,435)     (12,484,704)
                                      ------------    --------------   --------------
Net increase (decrease) in shares
 outstanding                          $ (1,555,691)   $   2,442,766    $   9,724,462
                                      ============    ==============   ==============

                                                     Class Q Shares
                                     ----------------------------------------------
                                        3 Months                  Year
                                         Ended                   Ended
                                                               March 31,
                                        June 30,    -------------------------------
                                          1999           1999             1998
                                     -------------- --------------- ---------------
Convertible Fund
 (Number of Shares)
Shares sold                              393,267         423,276           111,297
Shares issued as reinvestments
 of dividends                              3,568          16,065            28,400
Shares redeemed                          (29,839)       (410,737)          (59,172)
                                      ----------    -------------    -------------
Net increase in shares outstanding       366,996          28,604            80,525
                                      ==========    =============    =============
Convertible Fund ($)
Shares sold                           $8,618,236    $  8,043,910     $   1,905,912
Shares issued as reinvestments
 of dividends                             79,431         304,178           490,423
Shares redeemed                         (655,742)     (7,680,884)       (1,019,145)
                                      ----------    -------------    -------------
Net increase (decrease) in shares
 outstanding                          $8,041,925    $    667,204     $   1,377,190
                                      ==========    =============    =============

-------
Pilgrim
Funds
-------
               NOTES TO FINANCIAL STATEMENTS as of June 30, 1999
--------------------------------------------------------------------------------

NOTE 11 -- CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the year ended June 30, 1999, (three months ended June 30, 1999 for the funds in PMF) the Funds received the following earnings credits:

          LargeCap Growth Fund                    $ 1,050
          MidCap Growth Fund                        1,490
          SmallCap Growth Fund                      1,164
          Worldwide Growth Fund                       --
          International Core Growth Fund              --
          International SmallCap Growth Fund          --
          Emerging Countries Fund                     --
          Strategic Income Fund                       --
          High Yield Fund                          44,802
          High Yield Fund II                          --
          Balanced Fund                               327
          Convertible                               2,258

NOTE 12 -- SUBSEQUENT EVENTS

Subsequent to June 30, 1999, the following funds declared dividends from net investment income of:

                 Per Share Amount      Payable Date       Record Date
                 ------------------   ----------------   ---------------

High Yield Fund
Class A               $0.0500           July 6, 1999     June 30, 1999
Class B               $0.0460           July 6, 1999     June 30, 1999
Class C               $0.0500           July 6, 1999     June 30, 1999
Class M               $0.0480           July 6, 1999     June 30, 1999
Class Q               $0.0512           July 6, 1999     June 30, 1999
Class A               $0.0500         August 4, 1999     July 30, 1999
Class B               $0.0460         August 4, 1999     July 30, 1999
Class C               $0.0470         August 4, 1999     July 30, 1999
Class M               $0.0470         August 4, 1999     July 30, 1999
Class Q               $0.0510         August 4, 1999     July 30, 1999
Strategic Income Fund
Class A               $0.0593           July 6, 1999     June 30, 1999
Class B               $0.0541           July 6, 1999     June 30, 1999
Class C               $0.0541           July 6, 1999     June 30, 1999
Class Q               $0.0594           July 6, 1999     June 30, 1999
Class A               $0.0673         August 4, 1999     July 30, 1999
Class B               $0.0634         August 4, 1999     July 30, 1999
Class C               $0.0634         August 4, 1999     July 30, 1999
Class Q               $0.0682         August 4, 1999     July 30, 1999
High Yield Fund II (*)
Class A               $0.0925           July 1, 1999         Daily
Class B               $0.0862           July 1, 1999         Daily
Class C               $0.0862           July 1, 1999         Daily
Class Q               $0.0935           July 1, 1999         Daily
Class A               $0.0908         August 2, 1999         Daily
Class B               $0.0854         August 2, 1999         Daily
Class C               $0.0854         August 2, 1999         Daily
Class Q               $0.0926         August 2, 1999         Daily

----------
(*) Per Share Amount Indicates Monthly Cumulative Income.

U.S. Equity
Funds

Pilgrim
LargeCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 95.0%

                   AEROSPACE: 2.7%
      38,400       United Technologies             $  2,752,800
                                                   ------------
                   AIRLINES: 2.3%
      77,300       Southwest Airlines                 2,405,963
                                                   ------------
                   APPAREL: 2.7%
      43,300       Nike, Inc. Class B                 2,741,431
                                                   ------------
                   BIOTECHNOLOGY: 2.9%
      48,400 (a)   Amgen, Inc.                        2,946,350
                                                   ------------
                   BROADCASTING: 11.8%
      73,312 (a)   AT&T Corp. Liberty Media           2,694,215
      78,200       Comcast Corp.                      3,005,813
     107,900 (a)   Infinity Broadcasting Corp.        3,210,024
      44,500       Time Warner, Inc.                  3,270,750
                                                   ------------
                                                    112,180,802
                                                   ------------
                   COMPUTERS: 6.4%
      51,200 (a)   Cisco Systems                      3,302,400
      48,100 (a)   Sun Microsystems                   3,312,888
                                                   ------------
                                                      6,615,288
                                                   ------------
                   COMPUTER SOFTWARE & SERVICE: 9.4%
      46,600 (a)   Computer Sciences                  3,224,137
      36,300 (a)   Microsoft Corp.                    3,273,806
      86,100 (a)   Oracle Corporation                 3,196,463
                                                   ------------
                                                      9,694,406
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 2.3%
      50,600 (a)   Forest Laboratories                2,340,250
                                                   ------------
                   FINANCIAL: 5.2%
      24,159       American Int'l Group               2,828,113
      35,000 (a)   Goldman Sachs Group                2,528,750
                                                   ------------
                                                      5,356,863
                                                   ------------
                   GAMING: 2.8%
      59,900 (a)   MGM Grand Inc.                     2,935,100
                                                   ------------
                   INDUSTRIAL: 3.0%
     125,900 (a)   Republic Services, Inc.         $  3,116,025
                                                   ------------
                   INSURANCE: 2.9%
      30,300       Cigna Corp.                        2,972,600
                                                   ------------
                   INTERNET SOFTWARE: 3.0%
      57,300 (a)   At Home Corp.                      3,090,619
                                                   ------------
                   MANUFACTURING: 2.9%
      32,000       Tyco International Ltd.            3,032,000
                                                   ------------
                   OIL & GAS SERVICES: 3.1%
      71,500       Halliburton Co.                    3,235,375
                                                   ------------
                   OIL WELL EQUIPMENT & SERVICES: 3.0%
      85,600       Weatherford Int'l                  3,135,100
                                                   ------------
                   PAPER & RELATED PRODUCTS: 2.2%
      44,400       Int'l Paper                        2,242,200
                                                   ------------
                   PIPELINES: 2.6%
      62,700       Williams Cos., Inc.                2,668,669
                                                   ------------
                   RETAIL: 4.4%
      16,900       Home Depot, Inc.                   1,088,994
      70,500       Wal-Mart Stores Inc.               3,401,625
                                                   ------------
                                                      4,490,619
                                                   ------------
                   TELECOMMUNICATIONS EQUIPMENT: 9.5%
      47,925       Lucent Technologies                3,231,942
      33,900       Motorola, Inc.                     3,212,025
      36,200       Nokia Corp. ADR Class A            3,314,563
                                                   ------------
                                                      9,758,530
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
LargeCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   TELECOMMUNICATIONS: 9.9%
      33,500       ALLTEL Corp.                    $  2,395,250
      45,339       AT&T Corp.                         2,530,482
      26,700 (a)   MCI Worldcom, Inc.                 2,302,875
      51,300 (a)   Sprint Corp.                       2,930,513
                                                   ------------
                                                     10,159,120
                                                   ------------
                   Total Common Stocks
                   (Cost $82,346,827)                97,870,110
                                                   ------------
                   Total Long-Term Investments
                   (Cost $82,346,827)                97,870,110
                                                   ------------

Principal
Amount                                                Value
-------------                                      ------------
SHORT-TERM INVESTMENTS: 12.1%

                   REPURCHASE AGREEMENT: 12.1%
 $12,441,000       State Street Bank & Trust
                   Repurchase
                   Agreement, 4.70% due 07/01/99
                   (Collateralized by $12,050,000
                   U.S. Treasury Notes, 6.875%,
                   due
                   05/15/06, Market Value
                   $12,690,156)                    $ 12,441,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $12,441,000)                12,441,000
                                                   ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES
                   (COST $94,787,827)*    107.1%    110,311,110
                   OTHER ASSETS AND
                   LIABILITIES, NET        (7.1)%    (7,347,162)
                                         ------    ------------
                    NET ASSETS            100.0%   $102,963,948
                                         ======    ============

(a) Non-income producing security
ADR--American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 15,706,315
                   Gross Unrealized Depreciation       (183,032)
                                                   ------------
                   Net Unrealized Appreciation     $ 15,523,283
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
COMMON STOCKS: 99.4%

                   ADVERTISING: 1.5%
      14,500 (a)   Doubleclick, Inc.               $  1,330,375
      36,200       Omnicom Group                      2,896,000
                                                   ------------
                                                      4,226,375
                                                   ------------
                   AIRLINES: 0.7%
      66,400       Southwest Airlines                 2,066,700
                                                   ------------
                   BIOTECHNOLOGY: 2.0%
      29,000 (a)   Biogen, Inc.                       1,865,063
      39,200 (a)   Genzyme Corp. --
                   General Division                   1,901,200
      13,900 (a)   Immunex Corp.                      1,771,381
                                                   ------------
                                                      5,537,644
                                                   ------------
                   BROADCASTING: 5.4%
           1 (a)   Clear Channel Communications              11
      90,600 (a)   Cox Communications, Inc.
                   Class A                            3,335,213
      33,100 (a)   Hispanic Broadcasting Corp.        2,511,462
      38,300 (a)   Univision Communications
                   Class A                            2,527,800
     115,800 (a)   USA Networks, Inc.                 4,646,475
      59,400 (a)   Westwood One, Inc.                 2,119,838
                                                   ------------
                                                     15,140,799
                                                   ------------
                   CHEMICALS -- SPECIALTY: 0.8%
      72,400 (a)   Cytec Industries                   2,307,750
                                                   ------------
                   CIRCUITS: 1.5%
      43,500 (a)   Analog Devices                     2,183,156
      27,700 (a)   Sanmina Corp.                      2,101,738
                                                   ------------
                                                      4,284,894
                                                   ------------
                   COMPUTERS: 5.8%
      41,800 (a)   ASM Lithography Holding N.V.       2,481,875
      27,700 (a)   Comverse Technology, Inc.          2,091,350
      50,100 (a)   Extreme Networks, Inc.             2,908,931
      54,200 (a)   Network Appliance, Inc.            3,028,425
      23,100 (a)   Rambus, Inc.                       2,129,531
      40,200 (a)   Verisign, Inc.                     3,467,250
                                                   ------------
                                                     16,107,362
                                                   ------------
                   COMPUTER SERVICES: 1.3%
      53,200 (a)   Computer Sciences               $  3,680,775
                                                   ------------
                   COMPUTER SOFTWARE: 5.4%
      73,500 (a)   BMC Software                       3,969,000
      56,700 (a)   New Era Of Networks, Inc.          2,491,256
     163,000 (a)   Novell, Inc.                       4,319,500
      47,150 (a)   Veritas Software Corp.             4,476,303
                                                   ------------
                                                     15,256,059
                                                   ------------

                   CONTAINERS - METAL/GLASS: 1.3%
     111,000 (a)   Owens-Illinois, Inc.               3,628,313
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 2.2%
      27,600       Allergan, Inc.                     3,063,600
      65,400 (a)   Forest Laboratories, Inc. Class A  3,024,750
                                                   ------------
                                                      6,088,350
                                                   ------------
                   ELECTRIC: 2.3%
      67,200 (a)   AES Corp.                          3,906,000
      34,900       Montana Power Co.                  2,460,450
                                                   ------------
                                                      6,366,450
                                                   ------------
                   ELECTRONICS: 10.9%
      31,100 (a)   Applied Micro Circuits             2,557,975
     129,800 (a)   Conexant Systems, Inc.             7,536,512
      96,800 (a)   LSI Logic Corp.                    4,464,900
      38,500 (a)   PMC-Sierra, Inc.                   2,269,094
      38,200 (a)   Teradyne, Inc.                     2,740,850
      23,200 (a)   Uniphase Corp.                     3,851,200
      40,100 (a)   Vitesse Semiconductor Corp.        2,704,244
      74,100 (a)   Xilinx, Inc.                       4,242,225
                                                   ------------
                                                     30,367,000
                                                   ------------
                   FIBER OPTICS: 1.8%
      96,900 (a)   Ciena Corp.                        2,925,169
      56,800 (a)   Metromedia Fiber Network
                   Class A                            2,041,250
                                                   ------------
                                                      4,966,419
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
------------                                       ------------
                   FINANCIAL SERVICES: 5.0%
      45,000       Capital One Financial Corp.     $  2,505,937
      33,900       Charles Schwab Corp.               3,724,763
      34,800       Donaldson, Lufkin & Jenrette       2,096,700
      47,600 (a)   E*trade Group, Inc.                1,901,025
      74,450 (a)   Fiserv, Inc.                       2,331,216
      56,000 (a)   TD Waterhouse Group                1,403,500
                                                   ------------
                                                     13,963,141
                                                   ------------
                   HEALTH CARE: 0.7%
      24,300 (a)   Wellpoint Health Network           2,062,463
                                                   ------------
                   INTERNET SOFTWARE: 7.1%
      52,800 (a)   At Home Corp. Series A             2,847,900
      22,500 (a)   CMGI, Inc.                         2,566,406
      24,400 (a)   Exodus Communications              2,926,475
      48,600 (a)   Network Solutions, Inc.            3,845,475
      46,600 (a)   Northpoint Communications          1,700,900
      33,700 (a)   Realnetworks, Inc.                 2,321,087
      32,200 (a)   Rythms Netconnections, Inc.        1,879,675
      23,800 (a)   Vignette Corp.                     1,785,000
                                                   ------------
                                                     19,872,918
                                                   ------------
                   MEDICAL -- DRUGS: 1.4%
      57,100 (a)   Medimmune, Inc.                    3,868,525
                                                   -------------
                   MEDICAL INFORMATION SYSTEM: 0.7%
      67,000       IMS Health, Inc.                   2,093,750
                                                   ------------
                   MEDICAL PRODUCTS: 2.3%
       7,017 (a)   Genzyme Surgical Products             30,920
      28,800 (a)   Minimed, Inc.                      2,215,800
      51,900 (a)   Visx, Inc.                         4,109,831
                                                   ------------
                                                      6,356,551
                                                   ------------
                   METAL -- ALUMINUM: 0.7%
      33,300       Reynolds Metals Co.                1,964,700
                                                   ------------
                   OFFICE SUPPLIES & FORMS: 0.7%
      32,500       Avery-Dennison Corp.               1,962,188
                                                   ------------
                   OIL & GAS: 8.0%
      70,800       Apache Corp.                    $  2,761,200
      59,500       Burlington Resources, Inc.         2,573,375
     175,500       Ensco International, Inc.          3,499,031
     158,500 (a)   Global Industries, Ltd.            2,030,781
     157,900 (a)   Global Marine, Inc.                2,437,581
     119,800 (a)   Rowan Companies                    2,208,813
     102,300 (a)   Smith International, Inc.          4,443,656
      69,900 (a)   Weatherford International, Inc.    2,560,087
                                                   ------------
                                                     22,514,524
                                                   ------------
                   OPTICAL SUPPLIES: 1.6%
      57,900       Bausch & Lomb, Inc.                4,429,350
                                                   ------------
                   OTHER COMMERCIAL SERVICES: 0.9%
      60,500 (a)   Concord EFS, Inc.                  2,559,906
                                                   ------------
                   PACKAGING & CONTAINERS: 1.1%
     147,700 (a)   Smurfit-Stone Container Corp.      3,037,081
                                                   ------------
                   PRINTER & RELATED PRODUCTS: 0.9%
      36,600 (a)   Lexmark International Group, Inc.  2,417,888
                                                   ------------
                   RECREATIONAL PRODUCTS: 1.0%
      51,000       Harley Davidson, Inc.              2,773,125
                                                   ------------
                   RETAIL: 13.6%
      66,600 (a)   Abercrombie & Fitch Co.
                   Class A                            3,196,800
      55,800 (a)   American Eagle Outfitters          2,538,900
      73,400 (a)   Bed Bath & Beyond, Inc.            2,825,900
      59,700 (a)   Best Buy Company, Inc.             4,029,750
      54,400       Circuit City Stores                5,059,200
      27,100 (a)   Etoys, Inc.                        1,104,325
      56,175       Intimate Brands, Inc.              2,661,290
      26,200 (a)   Kohls Corp.                        2,022,313
     162,200 (a)   Pacific Sunwear of California      3,953,625
      17,200 (a)   Priceline.com, Inc.                1,987,675
     163,250 (a)   Staples, Inc.                      5,050,547
     101,900 (a)   Starbucks Corp.                    3,827,619
                                                   ------------
                                                     38,257,944
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
MidCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
                   STEEL -- PRODUCERS: 0.7%
      86,300       AK Steel Holding Corp.          $  1,941,750
                                                   ------------
                   TELECOMMUNICATIONS: 10.1%
      60,500 (a)   American Tower Corp. Class A       1,452,000
      63,100 (a)   Crown Castle International Corp.   1,313,269
      65,700 (a)   General Instrument Corp.           2,792,250
      41,700 (a)   Global Telesystems Group, Inc.     3,377,700
      36,600 (a)   RF Micro Devices, Inc.             2,731,275
      60,100 (a)   Sprint Corp. -- PCS Group          3,433,212
      80,700 (a)   Time Warner Telecom Class A        2,340,300
     161,600 (a)   Voicestream Wireless Corp.         4,595,500
     130,400 (a)   Winstar Communications, Inc.       6,357,000
                                                   ------------
                                                     28,392,506
                                                   ------------
                   Total Common Stocks
                   (Cost $213,545,009)              278,493,200
                                                   ------------
                   Total Long-Term Investments
                   (Cost $213,545,009)              278,493,200
                                                   ------------

Principal
Amount                                                Value
------------                                       ------------
SHORT-TERM INVESTMENTS: 1.2%

                   REPURCHASE AGREEMENT: 1.2%
  $3,347,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $3,320,000 U.S. Treasury Notes,
                   6.375% due 09/30/01, Market
                   Value $3,414,122)               $  3,347,000
                                                   ------------
                   Total Short-Term Investments
                   (Cost $3,347,000)                  3,347,000
                                                   ------------
                   TOTAL INVESTMENTS (COST
                   $216,892,009)*          100.6%   281,840,200
                   OTHER ASSETS AND
                   LIABILITIES, NET         (0.6)%   (1,704,815)
                                          ------   ------------
                   NET ASSETS              100.0%  $280,135,385
                                          ======   ============

(a) Non-income producing security

  * Cost for federal income tax purposes is $217,660,681
    Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation   $ 69,334,971
                   Gross Unrealized Depreciation     (5,155,452)
                                                   ------------
                   Net Unrealized Appreciation     $ 64,179,519
                                                   ============

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                      Market
Shares                                                Value
-----------                                        ------------
COMMON STOCKS: 97.8%

                   ADVERTISING: 0.5%
      11,800 (a)   Abacus Direct Corp.             $  1,079,700
      30,700 (a)   Getty Images, Inc.                   579,462
                                                   ------------
                                                      1,659,162
                                                   ------------
                   AEROSPACE/DEFENSE: 0.8%
      11,500 (a)   Aeroflex, Inc.                       227,125
      24,400 (a)   Kellstrom Industries, Inc.           445,300
      36,400 (a)   L-3 Communications Holdings, Inc.  1,758,575
                                                   ------------
                                                      2,431,000
                                                   ------------
                   AIRLINES: 0.4%
      10,600 (a)   Mesaba Holdings, Inc.                135,150
      18,600 (a)   Midwest Express Holdings             632,400
      25,000 (a)   Skywest, Inc.                        623,437
                                                   ------------
                                                      1,390,987
                                                   ------------
                   AUCTION HOUSE/ART DEALER: 0.3%
      27,800       Sotheby's Holdings, Inc. Class A   1,059,875
                                                   ------------
                   AUDIO/VIDEO PRODUCTS: 0.3%
      22,700 (a)   Polycom, Inc.                        885,300
                                                   ------------
                   BANKS: 0.5%
      30,800       Peoples Heritage Financial Group     579,425
      33,174       Provident Bankshares Corp.           771,290
       6,300       Western Bancorp                      274,050
                                                   ------------
                                                      1,624,765
                                                   ------------
                   BIOTECHNOLOGY: 0.9%
      37,300 (a)   IDEC Pharmaceuticals Corp.         2,874,431
                                                   ------------
                   BROADCASTING: 2.4%
      27,000 (a)   Citadel Communications Corp.    $    977,063
      18,200 (a)   Cumulus Media, Inc. Class A          398,125
      37,500 (a)   Emmis Communications Corp.
                   Class A                            1,851,562
      32,600 (a)   Entercom Communications Corp.      1,393,650
      27,500 (a)   Pegasus Communications Corp.       1,084,531
       5,300 (a)   Radio One, Inc.                      246,450
      39,196 (a)   Saga Communications, Inc. Class A    730,026
      27,900 (a)   SBS Broadcasting S.A.                899,775
                                                   ------------
                                                      7,581,182
                                                   ------------
                   BUILDING & CONSTRUCTION PRODUCTS - MISC: 0.4%
      11,000       Elcor Corp.                          480,562
      36,300 (a)   Dal-Tile International, Inc.         412,913
       9,400 (a)   Simpson Manufacturing Co., Inc.      446,500
                                                   ------------
                                                      1,339,975
                                                   ------------

                   BUILDING - MOBILE HOMES/
                     MANUFACTURED HOMES: 0.2%
      23,700       Winnebago Industries, Inc.           533,250
                                                   ------------
                   CHEMICALS: 0.4%
      18,300       MacDermid, Inc.                      850,950
      15,200       Spartech Corp.                       480,700
                                                   ------------
                                                      1,331,650
                                                   ------------
                   CIRCUITS: 0.7%
      30,000 (a)   Power Integrations, Inc.           2,193,750
                                                   ------------
                   COMMERCIAL SERVICES: 3.9%
       2,300 (a)   Career Education Corp.                77,769
      71,100 (a)   Century Business Services, Inc.    1,030,950
      11,800 (a)   Forrester Research, Inc.             295,000
      15,500       Hooper Holmes, Inc.                  315,812
      18,700 (a)   International Telecommunications
                   Data Systems                         299,200
      39,700 (a)   Korn-Ferry Int'l                     674,900
      35,000 (a)   Lason, Inc.                        1,736,875
      14,200 (a)   National Equipment Services          170,400
      34,500 (a)   NCO Group, Inc.                    1,311,000
       2,200 (a)   Newgen Results Corp.                  26,400
      18,200 (a)   Nielsen Media Research, Inc.         532,350

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
      59,410 (a)   NOVA Corp.                      $  1,485,250
      45,400 (a)   Novacare Employee Services           124,850
      18,300 (a)   On Assignment, Inc.                  478,087
       6,300 (a)   Personnel Group Of America, Inc.      63,000
      26,100 (a)   Prepaid Legal Services, Inc.         709,594
      18,300 (a)   Probusiness Services, Inc.           656,513
      13,200 (a)   Profit Recovery Group Int'l          624,525
      13,700 (a)   Quanta Services, Inc.                602,800
       9,600       Select Appointments Holdings
                   ADR                                  230,400
       9,200       Service Corp. Int'l                  177,100
      38,800 (a)   USWeb Corp.                          860,875
                                                   ------------
                                                     12,483,650
                                                   ------------
                   COMPUTERS: 6.9%
      32,000 (a)   Affiliated Computer Services, Inc.
                   Class A                            1,620,000
      56,050 (a)   Apex PC Solutions, Inc.            1,149,025
      20,800 (a)   Comverse Technology, Inc.          1,570,400
      33,500 (a)   Electronics For Imaging            1,721,062
      19,300 (a)   Extreme Networks, Inc.             1,120,606
      12,300       Factset Research Systems, Inc.       696,487
       5,700 (a)   Globix Corp.                         251,869
      28,850       Henry (Jack) & Associates          1,132,363
       6,400 (a)   International Integration, Inc.      144,000
       6,000 (a)   IXL Enterprises, Inc.                161,250
      37,400 (a)   Mentor Graphics Corp.                479,188
      41,200 (a)   Network Appliance, Inc.            2,302,050
      18,600 (a)   Rambus, Inc.                       1,714,688
       2,500 (a)   Redback Networks, Inc.               313,906
      48,700 (a)   S3, Inc.                             442,866
      28,500 (a)   Sandisk Corp.                      1,282,500
      41,900 (a)   Sequent Computer Systems, Inc.       743,725
      32,400 (a)   Sykes Enterprises, Inc.            1,081,350
      90,700 (a)   Whittman-Hart, Inc.                2,879,725
      34,500 (a)   Xircom, Inc.                       1,037,156
                                                   ------------
                                                     21,844,216
                                                   ------------
                   COMPUTER SOFTWARE: 8.1%
      39,000 (a)   Acclaim Entertainment, Inc.          248,625
      22,500 (a)   Advantage Learning Systems, Inc.     497,812
      29,800 (a)   AVT Corp.                          1,128,675
      20,500 (a)   BindView Development Corp.           486,875
      17,700 (a)   Business Objects S.A. ADR            646,050
      26,200 (a)   Clarify, Inc.                   $  1,080,750
       9,000 (a)   Concur Technologies, Inc.            253,125
       7,300 (a)   Exchange Applications, Inc.          297,475
      35,400 (a)   Fundtech, Ltd.                       918,188
      46,900 (a)   Harbinger Corp.                      586,250
      62,600 (a)   ISS Group, Inc.                    2,363,150
      46,200 (a)   Legato Systems, Inc.               2,668,050
      36,800 (a)   Macromedia, Inc.                   1,297,200
     110,200 (a)   Mercury Interactive Corp.          3,898,325
      13,500 (a)   National Instruments Corp.           545,062
      15,600 (a)   New ERA Of Networks, Inc.            685,425
       4,800 (a)   Onyx Software Corp.                  103,800
      38,600 (a)   Peregrine Systems, Inc.              991,538
      60,400 (a)   Pinnacle Systems, Inc.             2,030,950
       7,100 (a)   Razorfish, Inc.                      263,144
      53,300       Reynolds & Reynolds Class A        1,242,556
       8,400 (a)   Serena Software, Inc.                112,875
      36,200 (a)   Symantec Corp.                       923,100
      27,000 (a)   TSI International Software, Ltd.     766,125
      12,600 (a)   Verity, Inc.                         682,762
      25,600 (a)   Visual Networks, Inc.                819,200
                                                   ------------
                                                     25,537,087
                                                   ------------
                   CONSULTING SERVICES: 0.2%
      27,000 (a)   Superior Consultant Holdings Corp.   666,562
                                                   ------------
                   CONSUMER PRODUCTS: 0.3%
      22,000 (a)   The Scotts Co.                     1,047,750
                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.8%
      56,800 (a)   Brightpoint, Inc.                    344,350
      33,000 (a)   CDW Computer Centers, Inc.         1,452,000
      34,125 (a)   Insight Enterprises, Inc.            844,594
                                                   ------------
                                                      2,640,944
                                                   ------------
                   DRUGS/PHARMACEUTICALS: 5.1%
      11,600 (a)   Advance Paradigm, Inc.               707,600
      28,400 (a)   Alkermes, Inc.                       656,750
      28,100       Alpharma, Inc.                       999,306
      18,200 (a)   Andrx Corp.                        1,403,675
      50,133       Bindley Western Industries, Inc.   1,156,200
      65,300 (a)   Biomatrix, Inc.                    1,412,112
       4,600 (a)   ChiRex, Inc.                         147,775

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                Value
------------                                       ------------
      27,900 (a)   Gilead Sciences, Inc.           $  1,457,775
      58,700       Jones Medical Industries, Inc.     2,311,313
      59,450 (a)   Medicis Pharmaceutical Class A     1,508,544
      39,000 (a)   Medimmune, Inc.                    2,642,250
      31,600 (a)   NBTY, Inc.                           205,400
      27,700 (a)   Nexstar Pharmaceuticals, Inc.        552,269
      20,900 (a)   Priority Healthcare Corp.            721,050
      19,500 (a)   Trimeris, Inc.                       282,750
                                                   ------------
                                                     16,164,769
                                                   ------------
                   ELECTRONIC COMPONENTS & SEMICONDUCTORS: 12.8%
      34,400 (a)   Alpha Industries, Inc.             1,638,300
      42,100 (a)   American Xtal Technology, Inc.     1,002,506
      38,800 (a)   Applied Micro Circuits Corp.       3,191,300
      23,000 (a)   Burr-Brown Corp.                     842,375
      30,800 (a)   C-Cube Microsystems, Inc.            975,975
      41,000 (a)   Credence Systems Corp.             1,522,125
       9,000       CTS Corp.                            630,000
      38,300 (a)   Cymer, Inc.                          957,500
      63,000 (a)   Cypress Semiconductor Corp.        1,039,500
      27,800 (a)   DII Group, Inc.                    1,037,287
      14,700 (a)   Electro Scientific Industries, Inc.  614,184
      49,700 (a)   Flextronics International, Ltd.    2,758,350
      11,800 (a)   Genesis Microchip, Inc.              278,775
       2,700 (a)   Globespan, Inc.                      107,325
       9,300 (a)   HI/FN, Inc.                          707,962
      38,200 (a)   Kulicke & Soffa Industries         1,024,237
      33,300 (a)   LAM Research Corp.                 1,554,694
      20,000 (a)   Micrel, Inc.                       1,480,000
      25,700 (a)   Microchip Technology, Inc.         1,217,537
      22,700 (a)   MIPS Technologies, Inc.            1,088,181
      14,000 (a)   Moog, Inc. Class A                   481,250
      19,200 (a)   Novellus Systems, Inc.             1,310,400
      26,400       Optical Coating Laboratory, Inc.   2,207,700
      41,000 (a)   PMC-Sierra, Inc.                   2,416,438
      29,100 (a)   Qlogic Corp.                       3,841,200
      31,000 (a)   SDL, Inc.                          1,582,938
      53,150 (a)   SLI, Inc.                          1,435,050
      33,300 (a)   Transwitch Corp.                   1,577,588
       9,000 (a)   TriQuint Semiconductor, Inc.         511,313
         200 (a)   Triumph Group, Inc.                    5,100
       8,000 (a)   Uniphase Corp.                     1,328,000
                                                   ------------
                                                     40,365,090
                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.9%
      49,250 (a)   Dycom Industries, Inc.          $  2,758,000
                                                   ------------
                   ENTERTAINMENT: 1.4%
       9,700 (a)   Championship Auto Racing Teams       290,394
      28,100 (a)   Cinar Corp. Class B                  688,450
      13,000 (a)   Image Entertainment, Inc.             84,500
      17,000 (a)   Macrovision Corp.                  1,272,875
      23,400 (a)   SFX Entertainment, Inc.            1,497,600
      42,100 (a)   Sunterra Corp.                       586,769
                                                   ------------
                                                      4,420,588
                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.3%
      19,600 (a)   Casella Waste Systems, Inc. Class A  509,600
      33,445 (a)   Tetra Tech, Inc.                     551,843
                                                   ------------
                                                      1,061,443
                                                   ------------
                   FINANCIAL SERVICES: 2.9%
      16,000 (a)   Affiliated Managers Group            483,000
      19,200       American Capital Strategies          350,400
       9,600 (a)   Coinstar, Inc.                       275,400
       2,400 (a)   E-Loan, Inc.                          92,550
      18,000 (a)   First Sierra Financial, Inc.         450,000
      29,100 (a)   Hambrecht & Quist, Inc.            1,080,337
      55,800       Metris Cos., Inc.                  2,273,850
      36,500 (a)   National Discount Brokers
                   Group, Inc.                        2,117,000
       9,400       SEI Investments Co.                  829,550
      16,600       Southwest Securities Group, Inc.   1,191,050
                                                   ------------
                                                      9,143,137
                                                   ------------
                   FOOD & BEVERAGES: 0.7%
      12,900 (a)   Canandaigua Brands, Inc. Class A     676,444
      27,100 (a)   Hain Food Group, Inc.                558,937
      23,700 (a)   Merkert American Corp.               225,150
      28,100       Michael Foods, Inc.                  660,350
                                                   ------------
                                                      2,120,881
                                                   ------------
                   FOOTWEAR & RELATED APPAREL: 0.7%
      45,000       K-Swiss, Inc.                      2,092,500
      18,000 (a)   Skechers U.S.A., Inc.                189,000
                                                   ------------
                                                      2,281,500
                                                   ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
----------                                            -----------
                 HEALTH CARE: 1.5%
    97,100 (a)   Apria Healthcare Group               $ 1,650,700
    16,000 (a)   Mede America Corp.                       604,000
    30,600 (a)   MedQuist, Inc.                         1,338,750
     6,200 (a)   Novoste Corp.                            130,200
    18,100 (a)   Perclose, Inc.                           869,931
                                                      -----------
                                                        4,593,581
                                                      -----------
                 HOME BUILDING: 0.9%
    20,100 (a)   Crossmann Communities, Inc.              584,156
    26,500       M/I Schottenstein Homes, Inc.            488,594
    23,500       MDC Holdings, Inc.                       505,250
    23,550 (a)   National RV Holdings, Inc.               571,087
    18,500       Ryland Group, Inc.                       549,219
                                                      -----------
                                                        2,698,306
                                                      -----------
                 HOSPITALS: 0.1%
    15,400 (a)   Province Healthcare Co.                  300,300
                                                      -----------
                 INTERNET: 7.2%
    14,800 (a)   24/7 Media, Inc.                         569,800
    26,800 (a)   AboveNet Communications, Inc.          1,082,050
     4,700 (a)   AppliedTheory Corp.                       59,925
    12,600 (a)   AppNet Systems, Inc.                     169,312
     5,800 (a)   BackWeb Technologies, Ltd.               158,775
    19,400 (a)   Cdnow, Inc.                              341,925
    49,800 (a)   Concentric Network Corp.               1,979,550
     8,200 (a)   EarthWeb, Inc.                           305,450
    32,600 (a)   Exodus Communications, Inc.            3,909,962
    22,500 (a)   F5 Networks, Inc.                        922,500
     5,700 (a)   Fatbrain.com, Inc.                        95,475
    19,500 (a)   Flycast Communications Corp.             372,937
    11,600 (a)   GoTo.com, Inc.                           324,800
     4,500 (a)   High Speed Access Corp.                  115,312
    16,200 (a)   iMALL, Inc.                              309,825
    27,700 (a)   Infospace.com, Inc.                    1,301,900
    22,800 (a)   InterVU, Inc.                            873,525
    11,200 (a)   Lycos, Inc.                            1,029,000
     9,000 (a)   Mail.com, Inc.                           169,312
    16,000 (a)   MapQuest.com, Inc.                       261,000
     9,900 (a)   NetObjects, Inc.                          79,819
    20,300 (a)   Netopia, Inc.                            461,825
     3,100 (a)   PCOrder.com, Inc.                        128,844
     6,300 (a)   Persistence Software, Inc.           $    85,838
     9,700 (a)   Proxicom, Inc.                           249,169
    13,700 (a)   RoweCom, Inc.                            208,925
     2,300 (a)   Scient Corp.                             109,394
    73,000 (a)   Security First Technologies Co.        3,294,125
    10,800 (a)   Software.com, Inc.                       250,425
    18,600 (a)   Sportsline USA, Inc.                     667,275
     7,200 (a)   Stamps.com, Inc.                         126,000
     1,700 (a)   StarMedia Network, Inc.                  109,013
    27,772 (a)   UBID, Inc.                               888,715
     8,100 (a)   USinternetworking, Inc.                  340,200
    19,000 (a)   Verio, Inc.                            1,320,500
     2,600 (a)   VerticalNet, Inc.                        272,675
                                                      -----------
                                                       22,945,077
                                                      -----------
                 LEISURE/GAMING: 0.5%
    20,500 (a)   American Classic Voyages Co.             492,000
    52,700 (a)   Family Golf Centers, Inc.                405,131
    45,000 (a)   Williams Industries, Inc.                765,000
                                                      -----------
                                                        1,662,131
                                                      -----------
                 MACHINERY: 1.6%
    83,765 (a)   Motivepower Industires, Inc.           1,486,829
    26,700 (a)   PRI Automation, Inc.                     967,875
    22,500 (a)   SpeedFam-IPEC, Inc.                      361,406
    72,100 (a)   Terex Corp.                            2,194,544
                                                      -----------
                                                        5,010,654
                                                      -----------
                 MEDICAL PRODUCTS & SERVICES: 2.4%
    18,600 (a)   Cytyc Corp.                              362,700
    17,900 (a)   Hanger Orthopedic Group, Inc.            253,956
    14,200 (a)   Laser Vision Centers, Inc.               894,600
    47,200 (a)   Minimed, Inc.                          3,631,450
    33,900 (a)   Molecular Devices Corp.                1,271,250
     5,800 (a)   Optimal Robotics Corp.                    57,638
    18,000 (a)   ResMed, Inc.                             597,375
    13,600 (a)   Xomed Surgical Products, Inc.            662,150
                                                      -----------
                                                        7,731,119
                                                      -----------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
----------                                              ----------
                 MEDICAL SYSTEMS: 1.2%
    18,000 (a)   Cerner Corp.                           $  377,437
    27,200 (a)   Infocure Corp.                          1,439,900
    41,050 (a)   LCA-Vision, Inc.                          382,278
    10,800 (a)   Mediconsult.com, Inc.                     112,725
    27,500 (a)   TLC The Laser Center, Inc.              1,320,000
                                                        ----------
                                                         3,632,340
                                                        ----------
                 METAL FABRICATION/HARDWARE: 0.5%
    26,500 (a)   Mueller Industries, Inc.                  899,344
    42,200 (a)   Transportation Technologies
                 Industries, Inc.                          559,150
                                                        ----------
                                                         1,458,494
                                                        ----------
                 NETWORKING PRODUCTS: 1.6%
    73,700 (a)   Ancor Communications, Inc.              2,386,037
    18,700 (a)   Black Box Corp.                           937,338
    19,319 (a)   Cisco Systems, Inc.                     1,246,068
    10,800 (a)   MMC Networks, Inc.                        483,300
                                                        ----------
                                                         5,052,743
                                                        ----------
                 OIL & GAS SERVICES: 2.9%
     9,100 (a)   Atwood Oceanics, Inc.                     284,375
    35,400 (a)   Barrett Resources Corp.                 1,358,475
    37,100 (a)   BJ Services Co.                         1,092,131
    27,100 (a)   CAL Dive International, Inc.              809,612
    12,000 (a)   Dril-Quip                                 275,250
    67,600 (a)   Global Industries, Ltd.                   866,125
    34,400 (a)   Marine Drilling Cos., Inc.                470,850
    18,600 (a)   Nabors Industries, Inc.                   454,537
     4,437 (a)   Pool Energy Services Co.                   90,127
    78,900 (a)   Pride International, Inc.                 833,381
    20,900 (a)   Smith International, Inc.                 907,844
    10,500 (a)   Stone Energy Corp.                        444,937
    49,400 (a)   Tuboscope, Inc.                           676,162
    19,500 (a)   Unit Corp.                                158,438
    18,600 (a)   UTI Energy Corp.                          308,063
    21,000 (a)   Varco International, Inc.                 229,688
                                                        ----------
                                                         9,259,995
                                                        ----------
                 PIPELINES: 0.1%
    22,700       Western Gas Resources, Inc.               363,200
                                                        ----------
                 PRINTING -- COMMERCIAL: 1.2%
    40,500 (a)   Consolidated Graphics, Inc.            $2,025,000
   112,200 (a)   Mail-Well, Inc.                         1,816,238
                                                        ----------
                                                         3,841,238
                                                        ----------
                 PUBLISHING: 0.5%
    27,700 (a)   Big Flower Holdings, Inc.                 882,938
    26,800 (a)   Playboy Enterprises, Inc. Class B         711,875
                                                        ----------
                                                         1,594,813
                                                        ----------
                 REAL ESTATE INVESTMENT TRUSTS: 0.5%
    27,500       Golf Trust Of America, Inc.               672,031
    42,825       Kilroy Realty Corp.                     1,043,859
                                                        ----------
                                                         1,715,890
                                                        ----------
                 RECREATIONAL CENTERS: 0.2%
    24,600 (a)   Bally Total Fitness Holdings              698,025
                                                        ----------
                 RETAIL: 9.1%
    38,481 (a)   99 Cents Only Stores                    1,921,645
    56,200 (a)   Ames Department Stores, Inc.            2,564,125
    45,200 (a)   Ann Taylor Stores Corp.                 2,034,000
    28,800 (a)   Bebe Stores, Inc.                         979,200
    19,200 (a)   Cheap Tickets, Inc.                       700,800
    39,400 (a)   Creative Computers, Inc.                  315,200
     1,800 (a)   Cutter & Buck, Inc.                        30,375
    32,700 (a)   Dave & Buster's, Inc.                     948,300
    41,250       Ethan Allen Interiors, Inc.             1,557,187
    37,900 (a)   Foodmaker, Inc.                         1,075,412
    27,500 (a)   Genesco, Inc.                             400,469
    53,000 (a)   Hollywood Entertainment Corp.           1,036,812
    18,500       Kenneth Cole Productions, Inc.
                 Class A                                   515,687
    30,000 (a)   Linens 'n Things, Inc.                  1,312,500
    46,000 (a)   Men's Wearhouse, Inc.                   1,173,000
    64,500 (a)   Micro Warehouse, Inc.                   1,152,938
    42,800 (a)   Musicland Stores Corp.                    379,850
    32,400 (a)   O'Reilly Automotive, Inc.               1,632,150
    29,850 (a)   Pacific Sunwear Of California             727,594

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                              Market
Shares                                                        Value
---------------                                            ------------
         48,700 (a)   Petsmart, Inc.                       $    499,175
         36,000       Pier 1 Imports, Inc.                      405,000
         13,950 (a)   Quicksilver, Inc.                         363,572
         13,500 (a)   ShopKo Stores, Inc.                       489,375
         23,500 (a)   Sonic Automotive, Inc.                    323,125
         51,750 (a)   Sonic Corp.                             1,688,344
         54,160 (a)   Sunglass Hut Int'l, Inc.                  930,875
         23,200 (a)   The Timberland Co. Class A              1,579,050
         74,400 (a)   Trans World Entertainment                 837,000
         17,600 (a)   Whitehall Jewellers, Inc.                 469,700
         18,600 (a)   Williams-Sonoma, Inc.                     647,513
                                                           ------------
                                                             28,689,973
                                                           ------------
                      SAVINGS & LOANS: 0.9%
         19,050       First Washington Bancorp, Inc.            382,191
         25,925       MAF Bancorp, Inc.                         628,681
         45,000 (a)   NetB@nk, Inc.                           1,710,000
                                                           ------------
                                                              2,720,872
                                                           ------------
                      SEISMIC DATA COLLECTOR: 0.2%
          1,195 (a)   Eagle Geophysical, Inc.                       896
         18,600 (a)   Seitel, Inc.                              301,088
         18,500 (a)   Veritas DGC, Inc.                         338,781
                                                           ------------
                                                                640,765
                                                           ------------
                      STEEL PIPE & TUBING: 0.0%
          5,112 (a)   Maverick Tube Corp.                        71,249
                                                           ------------
                      TELECOMMUNICATIONS: 10.0%
         47,000 (a)   American Tower Corp. Class A            1,128,000
         18,000 (a)   Antec Corp.                               577,125
          8,100 (a)   AudioCodes, Ltd.                          218,700
         14,800 (a)   Aware, Inc.                               682,650
         30,000 (a)   CapRock Communications Corp.            1,215,000
          3,400 (a)   Copper Mountain Networks, Inc.            262,650
          4,900 (a)   Digital Microwave Corp.                    62,475
         36,300 (a)   DSP Communications, Inc.                1,048,163
          6,900 (a)   Echostar Communications Corp.
                      Class A                                 1,058,719
         27,900 (a)   Gilat Satellite Networks, Ltd.          1,464,750
         79,400 (a)   GST Telecommunications, Inc.            1,047,087
         27,600 (a)   Hyperion Telecommunications, Inc.
                      Class A                                   519,225
         18,100 (a)   ICG Communications, Inc.             $    386,888
         14,200 (a)   Intermedia Communications, Inc.           426,000
         38,450 (a)   International Network Services          1,552,419
         21,400 (a)   Metromedia Fiber Network, Inc.            769,063
          9,000 (a)   Orckit Communications, Ltd.               222,750
         45,000 (a)   PairGain Technologies, Inc.               517,500
         34,800 (a)   Pinnacle Holdings, Inc.                   852,600
         48,200 (a)   Powerwave Technologies, Inc.            1,554,450
         36,200 (a)   Proxim, Inc.                            2,099,600
         37,900 (a)   RF Micro Devices, Inc.                  2,828,287
         56,300 (a)   TALK.com, Inc.                            633,375
         28,600 (a)   Terayon Corp.                           1,598,025
         27,200 (a)   Tut Systems, Inc.                       1,331,100
         22,500 (a)   US LEC Corp. Class A                      506,250
         51,400 (a)   Viatel, Inc.                            2,884,825
         42,400 (a)   VoiceStream Wireless Corp.              1,205,750
         29,100 (a)   Western Wireless Corp. Class A            785,700
         44,300 (a)   Winstar Communications, Inc.            2,159,625
                                                           ------------
                                                             31,598,751
                                                           ------------
                      TOYS/GAMES/HOBBIES: 0.5%
         48,700 (a)   Action Performance Co., Inc.            1,607,100
                                                           ------------
                      TRANSPORTATION: 1.4%
         15,900 (a)   Atlas Air, Inc.                           512,775
         38,000       Expeditors International, Inc.          1,035,500
         13,900 (a)   Forward Air Corp.                         390,938
         25,400 (a)   Swift Transportation Co., Inc.            558,800
         12,400       USFreightways Corp.                       574,275
         28,687       Varlen Corp.                            1,161,823
                                                           ------------
                                                              4,234,111
                                                           ------------
                      Total Common Stocks
                      (Cost $225,456,512)                   309,561,671
                                                           ------------
WARRANTS: 0.0%
                      MOTION PICTURES & SERVICES: 0.0%
          1,687 (a)   Iwerks Entertainment, Inc.                     --
                                                           ------------
                      Total Warrants (Cost $0)                       --
                                                           ------------
                      Total Long-Term Investments
                      (Cost $225,456,512)                   309,561,671
                                                           ------------

                 See Accompanying Notes to Financial Statements

U.S. Equity
Funds

Pilgrim
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal
Amount                                              Value
------------                                    -------------
SHORT-TERM INVESTMENTS: 1.8%

              REPURCHASE AGREEMENT: 1.8%
 $5,561,000   State Street Bank & Trust
              Repurchase Agreement, 4.70%
              due 07/01/99 (Collateralized
              by
              $5,520,000 U.S. Treasury
              Notes,
              6.375% Due 09/30/2001,
              Market Value $5,676,492)          $   5,561,000
                                                -------------
              Total Short-Term Investments
              (Cost $5,561,000)                     5,561,000
                                                -------------
              TOTAL INVESTMENTS IN
              SECURITIES (COST
              $231,017,512)*           99.6%      315,122,671
              OTHER ASSETS AND
              LIABILITIES, NET          0.4%        1,450,051
                                      ------    -------------
               NET ASSETS             100.0%    $ 316,572,722
                                      ======    =============
(a) Non-income producing security
ADR -- American Depository Receipt

* Cost for federal income tax purposes is $231,226,894. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation     $  96,254,942
              Gross Unrealized Depreciation       (12,359,165)
                                                -------------
              Net Unrealized Appreciation       $  83,895,777
                                                =============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                           Market
Shares                                                     Value
------------                                             ----------
COMMON STOCKS: 91.8%

                   AUSTRALIA: 0.7%
                   COMMERCIAL BANKS -- PACIFIC RIM: 0.4%
      29,200       Commonwealth Bank of Australia        $  464,018
      53,200       Suncorp-Metway, Ltd.                     316,367
                                                         ----------
                                                            780,385
                                                         ----------
                   DIVERSIFIED MINERALS: 0.3%
      64,500       Broken Hill Proprietary                  745,822
                                                         ----------
                   TOTAL AUSTRALIA                        1,526,207
                                                         ----------
                   BELGIUM: 0.8%
                   CELLULAR TELECOMMUNICATION: 0.2%
       7,400 (a)   Mobistar S.A.                            366,016
                                                         ----------
                   DIVERSIFIED FINANCIAL SERVICES: 0.3%
      19,200       Fortis                                   602,442
                                                         ----------
                   PHOTO -- EQUIPMENT/SUPPLIES : 0.3%
      36,700 (a)   AGFA Gevaert N.V.                        738,576
                                                         ----------
                   TOTAL BELGIUM                          1,707,034
                                                         ----------
                   BRAZIL: 1.4%
                   MONEY-CENTER BANKS: 0.4%
      74,400       Banco Santander Central                  774,321
                                                         ----------
                   PAPER & RELATED PRODUCTS: 0.4%
      37,700       Aracruz Celulose S.A. ADR                829,400
                                                         ----------
                   STEEL -- SPECIALTY: 0.3%
  29,397,000       Cia Siderurgica Nacional                 769,011
                                                         ----------
                   TELEPHONE -- LOCAL: 0.3%
      41,300       Tele Norte Leste Participacoes
                   ADR                                      766,631
                                                         ----------
                   TOTAL BRAZIL                           3,139,363
                                                         ----------
                   CANADA: 2.8%
                   CABLE TV: 0.1%
      19,800 (a)   Rogers Communications Class B            318,529
                                                         ----------
                   COMPUTER GRAPHICS: 0.2%
      28,400 (a)   ATI Technologies, Inc.                $  460,744
                                                         ----------
                   MEDICAL -- BIOMEDICAL/GENE: 1.5%
      53,400 (a)   Amgen, Inc.                            3,250,725
                                                         ----------
                   MEDICAL LASER SYSTEMS: 0.6%
      27,300 (a)   The Laser Center                       1,310,400
                                                         ----------
                   TELECOMMUNICATION EQUIPMENT: 0.4%
       9,500       Nortel Networks                          824,719
                                                         ----------
                   TOTAL CANADA                           6,165,117
                                                         ----------
                   FINLAND: 3.7%
                   PAPER & RELATED PRODUCTS: 0.3%
      69,200       Stora Enso OYJ-R Shares                  741,594
                                                         ----------
                   TELECOMMUNICATION EQUIPMENT: 3.0%
      71,200       Nokia Corp. ADR                        6,519,250
                                                         ----------
                   TELEPHONE -- INTEGRATED: 0.4%
      39,900       Sonera Group OYJ                         871,637
                                                         ----------
                   TOTAL FINLAND                          8,132,481
                                                         ----------
                   FRANCE: 4.1%
                   BUILDING PRODUCTS: 0.3%
       7,100       Lafarge                                  674,553
                                                         ----------
                   COMPUTER SERVICES: 0.7%
       9,200       Cap Gemini S.A.                        1,444,773
                                                         ----------
                   DIVERSIFIED OPERATIONS/COMMERCIAL
                   SERVICES: 0.4%
      10,600       Vivendi (EX -- Generale des Eaux)        857,984
                                                         ----------
                   MONEY-CENTER BANKS: 0.3%
       9,000       Banque Nationale de Paris                749,343
                                                         ----------
                   OIL COMPANY -- INTEGRATED: 0.9%
       4,300       Elf Aquitaine                            630,522
      10,900 (a)   Total Fina S.A.                        1,405,111
                                                         ----------
                                                          2,035,633
                                                         ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                    Market
Shares                                              Value
------------                                      ----------
                   OIL FIELD SERVICES: 0.2%
      10,300       Coflexip ADR                   $  448,050
                                                  ----------
                   RETAIL -- BUILDING PRODUCTS: 0.6%
       5,700       Castorama Dubois
                   Investissements SCA             1,350,920
                                                  ----------
                   TELEVISION: 0.7%
       6,100       TV Francaise                    1,420,578
                                                  ----------
                   TOTAL FRANCE                    8,981,834
                                                  ----------
                   GERMANY: 2.4%
                   AUTO -- CARS/LIGHT TRUCKS: 0.4%
       9,840       DaimlerChrysler AG                858,826
                                                  ----------
                   ELECTRIC UTILITIES: 0.4%
      16,300       Veba AG                           960,750
                                                  ----------
                   MACHINERY -- GENERAL INDUSTRY: 0.9%
      12,800       Mannesmann AG                   1,912,515
                                                  ----------
                   MEDICAL PRODUCTS: 0.5%
      18,000       Fresenius Medical Care          1,049,822
                                                  ----------
                   TELEPHONE -- INTEGRATED: 0.2%
      10,600       Deutsche Telekom AG               445,103
                                                  ----------
                   TOTAL GERMANY                   5,227,016
                                                  ----------
                   GREECE 0.3%
                   BUILDING PRODUCTS -- CEMENT/AGGREGATE: 0.3%
       7,000       Titan Cement Co.                  643,831
                                                  ----------
                   TOTAL GREECE                      643,831
                                                  ----------
                   HONG KONG: 0.9%
                   DIVERSIFIED OPERATIONS: 0.2%
     203,000       Beijing Enterprises               418,627
                                                  ----------
                   REAL ESTATE DEVELOPMENT: 0.7%
     289,700       New World Development             868,125
      67,000       Sun Hung Kai Properties           610,959
                                                  ----------
                                                   1,479,084
                                                  ----------
                   TOTAL HONG KONG                 1,897,711
                                                  ----------
                   HUNGARY: 0.3%
                   TELEPHONE -- INTEGRATED: 0.3%
      21,100       Matav RT ADR                   $  580,250
                                                  ----------
                   TOTAL HUNGARY                     580,250
                                                  ----------
                   INDIA: 0.0%
                   ELECTRIC -- INTEGRATED: 0.0%
         600       BSES Ltd.                           2,063
                                                  ----------
                   TOTAL INDIA                         2,063
                                                  ----------
                   INDONESIA: 0.6%
                   TELECOMMUNICATION SERVICES: 0.4%
   1,427,220       PT Telekomunikasi                 833,413
                                                  ----------
     258,000 (a)   PT Hanjaya Mandala Sampo          595,095
                                                  ----------
                   TOTAL INDONESIA                 1,428,508
                                                  ----------
                   IRELAND: 0.4%
                   BUILDING & CONSTRUCTION PROJECT --
                   MISCELLANEOUS: 0.4%
      49,500       CRH PLC                           877,325
                                                  ----------
                   TOTAL IRELAND                     877,325
                                                  ----------
                   ITALY: 1.5%
                   COMMERCIAL BANKS -- EUROPE: 0.4%
      21,500       Banca Popolare Di Bresci          920,527
                                                  ----------
                   LIFE/HEALTH INSURANCE: 0.4%
      65,900       Alleanza Assicurazioni SpA        757,159
                                                  ----------
                   PUBLISHING -- PERIODICALS: 0.4%
     661,800       Seat-Pagine Gialle SpA            903,586
                                                  ----------
                   TELEVISION: 0.3%
      76,600       Mediaset SpA                      680,398
                                                  ----------
                   TOTAL ITALY                     3,261,670
                                                  ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                      Market
Shares                                                 Value
------------                                        -----------
                   JAPAN: 9.1%
                   AUDIO/VIDEO PRODUCTS: 0.4%
       7,800       Sony Corp.                       $   840,649
                                                    -----------
                   AUTO -- CARS/LIGHT TRUCKS: 0.4%
      20,000       Honda Motor Co., Ltd.                847,339
                                                    -----------
                   CELLULAR TELECOMMUNICATION: 0.4%
         730       NITT Mobile Communications           988,727
                                                    -----------
                   CHEMICALS -- DIVERSIFIED: 0.4%
      29,000       Shin-etsu Chemical Co.               969,980
                                                    -----------
                   COMPUTERS -- INTEGRATED SYSTEMS: 0.6%
      64,200       Fujitsu, Ltd.                      1,291,052
                                                    -----------
                   COMPUTER SOFTWARE: 0.3%
       9,920       Fuji Soft ABC, Inc.                  589,867
                                                    -----------
                   COSMETICS & TOILETRIES: 0.5%
      42,000       Kao Corp.                          1,179,337
                                                    -----------
                   DISTRIBUTION/WHOLESALE: 1.2%
      82,000       Mitsui & Co., Ltd.                   571,565
      10,000       Softbank Corp.                     2,024,198
                                                    -----------
                                                      2,595,763
                                                    -----------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTORS: 0.5%
      15,000       Tokyo Electron Ltd.                1,017,054
                                                    -----------
                   ELECTRONIC MEASURE INSTRUMENT: 0.4%
       8,300       Advantest Corp.                      911,674
                                                    -----------
                   FINANCE -- CONSUMER LOANS: 1.2%
       2,520       Shohkoh Fund & Co., Ltd.           1,806,467
       7,600       Takefuji Corporation                 785,200
                                                    -----------
                                                      2,591,667
                                                    -----------
                   FORESTRY: 0.4%
     168,000       Rengo Company Ltd.                   865,772
                                                    -----------
                   MACHINERY -- CONSTRUCTION & MINING: 0.3%
     106,000       Komatsu                              676,698
                                                    -----------
                   OPTICAL SUPPLIES: 0.3%
      10,000       Hoya Corp.                       $   564,067
                                                    -----------
                   REAL ESTATE DEVELOPMENT: 0.3%
      75,000       Mitsui Fudosan Co., Ltd.             607,012
                                                    -----------
                   RETAIL -- MISCELLANEOUS/DIVERSIFIED: 0.9%
       8,300       Ryohin Keikaku Co., Ltd.           2,087,253
                                                    -----------
                   STEEL -- PRODUCERS: 0.3%
     302,000       Nippon Steel Corp.                   700,847
                                                    -----------
                   TELECOMMUNICATION EQUIPMENT: 0.3%
      10,000       Matsushita Communication
                   Industrial Co., Ltd.                 714,374
                                                    -----------
                   TOTAL JAPAN                       20,039,132
                                                    -----------
                   MEXICO: 0.6%
                   BROADCAST SERVICE/PROGRAM: 0.3%
      16,800 (a)   Grupo Televisa S.A. GDR              752,850
                                                    -----------
                   BUILDING PRODUCT -- CEMENT/AGGREGATE: 0.3%
     109,606       Cemex S.A. -- CPO                    540,467
       3,800       Cemex S.A.                            37,567
                                                    -----------
                                                        578,034
                                                    -----------
                   TOTAL MEXICO                       1,330,884
                                                    -----------
                   NETHERLANDS: 3.1%
                   COMPUTERS -- INTEGRATED SYSTEMS: 1.2%
      18,900 (a)   ASM Lithography Holding N.V.       1,122,188
      17,200 (a)   Equant N.V.                        1,618,950
                                                    -----------
                                                      2,741,138
                                                    -----------
                   DIVERSIFIED FINANCIAL SERVICES: 0.1%
       2,800       Fortis (NL) N.V.                      86,414
                                                    -----------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 0.7%
      20,600       STMicroelectronics N.V.            1,429,125
                                                    -----------
                   MONEY-CENTER BANKS: 0.3%
      13,300       ING Groep N.V.                       719,512
                                                    -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                        Market
Shares                                                  Value
------------                                          ----------
                   OIL COMPANY -- INTEGRATED: 0.3%
      10,700       Royal Dutch Petroleum Co.          $  644,675
                                                      ----------
                   TELECOMMUNICATION SERVICES: 0.5%
      22,000 (a)   United Pan-Europe
                   Communications                      1,192,437
                                                      ----------
                   TOTAL NETHERLANDS                   6,813,301
                                                      ----------
                   NEW ZEALAND: 0.1%
                   PAPER & RELATED PRODUCTS: 0.1%
     454,200       Fletcher Challenge Paper              338,815
                                                      ----------
                   TOTAL NEW ZEALAND                     338,815
                                                      ----------
                   SINGAPORE: 0.6%
                   MONEY-CENTER BANKS: 0.2%
      61,000       Overseas-Chinese Bank                 508,721
                                                      ----------
                   PAPER & RELATED PRODUCTS: 0.2%
      50,200 (a)   Asia Pulp 7 Paper ADR                 483,175
                                                      ----------
                   REAL ESTATE DEVELOPMENT: 0.2%
      72,000       City Developments, Ltd.               460,915
                                                      ----------
                   TOTAL SINGAPORE                     1,452,811
                                                      ----------
                   SOUTH KOREA: 0.7%
                   STEEL -- PRODUCERS: 0.3%
      23,100       Pohang Iron & Steel Co. ADR           776,738
                                                      ----------
                   TELECOMMUNICATION SERVICES: 0.4%
      22,000 (a)   Korea Telecom ADR                     880,000
                                                      ----------
                   TOTAL SOUTH KOREA                   1,656,738
                                                      ----------
                   SPAIN: 0.0%
                   PAPER & RELATED PRODUCTS: 0.0%
         165 (a)   Telefonica S.A. ADR                    24,234
                                                      ----------
                   TOTAL SPAIN                            24,234
                                                      ----------
                   SWEDEN: 0.4%
                   PAPER & RELATED PRODUCTS: 0.4%
      32,400       Svenska Cellulosa Ab-b S              839,551
                                                      ----------
                   TOTAL SWEDEN                          839,551
                                                      ----------
                   SWITZERLAND: 1.1%
                   COMMERCIAL BANKS -- EUROPE: 0.3%
         250       Julius Baer Holding AG Class B     $  711,738
                                                      ----------
                   MONEY-CENTER BANKS: 0.4%
        2,600      United Bank Switzerland AG            775,296
                                                      ----------
                   TELEPHONE -- INTEGRATED: 0.4%
       2,300       Swisscom AG                           864,689
                                                      ----------
                   TOTAL SWITZERLAND                   2,351,723
                                                      ----------
                   TAIWAN: 0.6%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 0.6%
      36,700 (a)   Taiwan Semiconductor ADR            1,247,800
                                                      ----------
                   TOTAL TAIWAN                        1,247,800
                                                      ----------
                   THAILAND: 0.4%
                   COMMERCIAL BANKS -- PACIFIC RIM: 0.3%
     187,200 (a)   Thai Farmers Bank Public              578,028
                                                      ----------
                   FINANCIAL: 0.1%
     167,200 (a)   Siam Commercial Bank                  237,757
                                                      ----------
                   TOTAL THAILAND                        815,785
                                                      ----------
                   UNITED STATES: 48.7%
                   AREOSPACE/DEFENSE -- EQUIPMENT: 1.7%
      51,200       United Technologies                 3,670,400
                                                      ----------
                   AIRLINES: 1.3%
      94,900       Southwest Airlines                  2,953,763
                                                      ----------
                   ATHLETIC FOOTWEAR: 1.1%
      39,000       Nike, Inc. Class B                  2,469,188
                                                      ----------
                   BROADCAST SERVICE/PROGRAM: 1.7%
     103,240 (a)   AT&T Corp. Liberty Media            3,794,070
                                                      ----------
                   CABLE TV: 1.6%
      88,600       Comcast Corp. Class B               3,405,563
                                                      ----------
                   CASINO HOTELS: 1.9%
      86,300 (a)   MGM Grand, Inc.                     4,228,700
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                          Market
Shares                                                    Value
------------                                           ------------
                   CELLULAR TELECOMMUNICATION: 1.5%
      56,700 (a)   Sprint Corp. -- PCS Group           $  3,238,988
                                                       ------------
                   COMPUTERS -- MICRO.: 1.4%
      43,300 (a)   Sun Microsystems, Inc.                 2,982,288
                                                       ------------
                   COMPUTER SERVICES: 2.4%
      35,400 (a)   At Home Corp. Series A                 1,909,388
      50,000 (a)   Computer Sciences                      3,459,375
                                                       ------------
                                                          5,368,763
                                                       ------------
                   COMPUTER SOFTWARE: 2.7%
      27,200 (a)   Microsoft Corp.                        2,453,100
      93,600 (a)   Oracle Corp.                           3,474,900
                                                       ------------
                                                          5,928,000
                                                       ------------
                   DIVERSIFIED MANUFACTURING OPERATIONS: 1.9%
      45,100       Tyco International, Ltd.               4,273,225
                                                       ------------
                   ELECTRONIC COMPONENTS -- MISCELLANEOUS: 0.2%
       9,500 (a)   Flextronics International, Ltd.          527,250
                                                       ------------
                   FINANCE -- INVESTMENT BANKER/BROKER: 1.8%
      53,600 (a)   Goldman Sachs Group                    3,872,600
                                                       ------------
                   MEDICAL DRUGS: 1.1%
      50,600 (a)   Forest Laboratories Class A            2,340,250
                                                       ------------
                   MULTI-LINE INSURANCE: 3.1%
      28,592       American International Group           3,347,051
      39,100       Cigna Corp.                            3,479,900
                                                       ------------
                                                          6,826,951
                                                       ------------
                   MULTIMEDIA: 1.7%
      51,500       Time Warner, Inc.                      3,785,250
                                                       ------------
                   NETWORKING PRODUCTS: 1.9%
      65,200 (a)   Cisco Systems, Inc.                    4,205,400
                                                       ------------
                   NON-HAZARDOUS WASTE DISPOSAL: 1.9%
     166,200 (a)   Republic Services, Inc.                4,113,450
                                                       ------------
                   OIL COMPANY -- EXPLORATION &
                   PRODUCTION: 0.3%
      28,100 (a)   Tailsman Energy, Inc.               $    746,406
                                                       ------------
                   OIL FIELD MACHINERY & EQUIPMENT: 1.5%
      92,600 (a)   Weatherford International, Inc.        3,391,475
                                                       ------------
                   OIL FIELD SERVICES: 1.9%
      73,100       Halliburton Co.                        3,307,775
      13,600       Schlumberger Ltd.                        866,150
                                                       ------------
                                                          4,173,925
                                                       ------------
                   PAPER & RELATED PRODUCTS: 1.5%
      67,300       International Paper Co.                3,398,650
                                                       ------------
                   PIPELINES: 1.3%
      70,000       Williams Cos., Inc.                    2,979,375
                                                       ------------
                   RADIO: 1.5%
     113,000 (a)   Infinity Broadcasting Corp.
                   Class A                                3,361,750
                                                       ------------
                   RETAIL -- DISCOUNT: 1.5%
      67,200       Wal-Mart Stores, Inc.                  3,242,400
                                                       ------------
                   TELECOMMUNICATION EQUIPMENT: 1.9%
      61,875       Lucent Technologies                    4,172,695
                                                       ------------
                   TELECOMMUNICATION SERVICES: 0.4%
      10,600 (a)   Global Telesystems Group, Inc.           858,600
                                                       ------------
                   TELEPHONE -- INTEGRATED: 1.3%
      52,026       AT&T Corp.                             2,903,701
                                                       ------------
                   TELEPHONE -- LOCAL: 1.6%
      48,900       Alltel Corp.                           3,496,350
                                                       ------------
                   TELEPHONE -- LONG DISTANCE: 1.4%
      35,600 (a)   MCI Worldcom, Inc.                     3,070,500
                                                       ------------
                   WIRELESS EQUIPMENT: 1.7%
      38,500       Motorola, Inc.                         3,647,875
                                                       ------------
                   TOTAL UNITED STATES                  107,427,801
                                                       ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                       Market
Shares                                                 Value
------------                                        ------------
                   UNITED KINGDOM: 6.3%
                   AUTO/TRUCK PARTS & EQUIPMENT: 0.3%
      34,500       GKN PLC                          $    590,630
                                                    ------------
                   BUILDING & CONSTRUCTION -- MISCELLANEOUS: 0.7%
     153,200       Barratt Developments PLC              859,756
     103,300       Blue Circle                           687,601
                                                    ------------
                                                       1,547,357
                                                    ------------
                   CABLE TV: 0.2%
     108,000 (a)   Telewest Communications PLC           481,811
                                                    ------------
                   CELLULAR TELECOMMUNICATION: 0.4%
      43,908       Vodafone Group PLC                    867,976
                                                    ------------
                   DIVERSIFIED MANUFACTURING OPERATIONS: 0.7%
      68,500       General Electric Company              693,253
     196,400       Morgan Crucible                       837,481
                                                    ------------
                                                       1,530,734
                                                    ------------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTORS: 0.3%
      20,160 (a)   ARM Holdings PLC ADR                  703,080
                                                    ------------
                   INVESTMENT COMPANIES -- RESOURCES: 0.3%
      12,100 (a)   Anglo American PLC                    565,472
                                                    ------------
                   MEDICAL -- DRUGS: 0.2%
      37,300       Smithkline Beecham PLC                484,216
                                                    ------------
                   MONEY-CENTER BANKS: 1.6%
      58,000       Bank Of Tokyo-Mitsubishi         $    825,321
      39,800       Barclays PLC                        1,160,076
      19,000       HSBC Holdings PLC                     693,028
      56,800       Standard Chartered PLC                931,211
                                                    ------------
                                                       3,609,636
                                                    ------------
                   OIL COMPANY -- INTREGRATED: 0.4%
      23,800       BP Amoco PLC                          426,208
      67,900       Shell Transportation                  508,964
                                                    ------------
                                                         935,172
                                                    ------------
                   RETAIL -- CONSUMER ELECTRONICS: 0.2%
      17,800       Dixons Group PLC                      333,352
                                                    ------------
                   TELECOMMUNICATION SERVICES: 0.3%
      34,700 (a)   Colt Telecom Group PLC                728,618
                                                    ------------
                   TELEPHONE -- INTEGRATED: 0.3%
      40,200       British Telecom PLC                   671,736
                                                    ------------
                   TOBACCO: 0.4%
      97,500       British American Tobacco PLC          909,898
                                                    ------------
                   TOTAL UNITED KINGDOM               13,959,688
                                                    ------------
                   VENEZUELA: 0.2%
                   ELECTRIC GENERATION: 0.2%
      20,400       La Electricidad de Carac ADR          399,271
                                                    ------------
                   TOTAL VENEZUELA                       399,271
                                                    ------------
                   Total Common Stocks
                   (Cost $169,684,025)               202,267,944
                                                    ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Worldwide
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                 Value
-----------                                         ------------
WARRANTS: 0.1%
                  SINGAPORE: 0.0%
                  Principal Amount Paper &
                  Related Products: 0.0%
     10,040 (a)   Asia Pulp And Paper Warrants      $     26,355
                                                    ------------
                  Total Singapore                         26,355
                                                    ------------
                  THAILAND: 0.1%
                  Financial: 0.1%
    167,200 (a)   Siam Commercial Bank Warrants          107,557
                                                    ------------
                  Total Thailand                         107,557
                                                    ------------
                  Total Warrants (Cost $0)               133,912
                                                    ------------
                  Total Long-Term Investments
                  (Cost $169,684,025)                202,401,856
                                                    ------------
SHORT-TERM INVESTMENTS: 6.7%

                  REPURCHASE AGREEMENT: 6.7%
$14,758,000       State Street Bank & Trust
                  Repurchase Agreement,
                  4.700% due 07/01/1999
                  (Collateralized by $11,610,000
                  U.S. Treasury Bonds, 8.875%
                  due 08/15/17 Market Value
                  $15,058,216)                      $ 14,758,000
                                                    ------------
                  Total Short-Term Investments
                  (Cost $14,758,000)                  14,758,000
                                                    ------------
                  Total Investments
                  (Cost $184,442,025)*     98.6%     217,159,856
                  Other Assets and
                  Liabilities, Net          1.4%       3,142,928
                                         ------     ------------
                  Net Assets              100.0%    $220,302,784
                                         ======     ============

(a) Non-income producing security
ADR -- American Depository Receipt
CPO -- Ordinary Participation Certificate
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is $184,667,391. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation     $ 34,476,431
                  Gross Unrealized Depreciation       (1,983,966)
                                                    ------------
                  Net Unrealized Appreciation       $ 32,492,465
                                                    ============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------

                                                           Market
Shares                                                     Value
------------                                             ----------
COMMON STOCKS: 94.9%
                   AUSTRALIA: 0.7%
                   OTHER PRODUCTION/MANUFACTURING: 0.7%
      26,700       Broken Hill Proprietary Co., Ltd.     $  308,735
                                                         ----------
                   BELGIUM: 0.7%
                   INSURANCE: 0.7%
       9,900       Fortis                                   310,634
                                                         ----------
                   BRAZIL: 2.1%
                   OTHER PRODUCTION/MANUFACTURING: 0.7%
      14,400       Aracruz Celulose S.A. ADR                316,800
                                                         ----------
                   STEEL: 0.8%
  13,768,000       CIA Siderurgica Nacional                 351,209
                                                         ----------
                   TELEPHONE: 0.7%
      16,200       Tele Norte Leste Participacoes
                   ADR                                      300,712
                                                         ----------
                   TOTAL BRAZIL                             968,721
                                                         ----------
                   CANADA: 3.9%
                   CABLE TV: 0.5%
      13,100 (a)   Rogers Communications Class B            210,744
                                                         ----------
                   COMPUTER SERVICES: 0.7%
      19,700 (a)   ATI Technologies, Inc.                   319,601
                                                         ----------
                   OIL WELL EQUIPMENT & SERVICE: 0.8%
      14,900 (a)   Tailsman Energy, Inc.                    395,781
                                                         ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 1.9%
      17,900 (a)   TLC The Laser Center, Inc.               859,200
                                                         ----------
                   TOTAL CANADA                           1,785,326
                                                         ----------
                   FINLAND: 4.4%
                   COMMUNICATIONS: 2.2%
      11,000       Nokia Corp. ADR                        1,007,187
                                                         ----------
                   PAPER RELATED PRODUCTS: 1.0%
      41,300       Stora Enso OYJ Class R                   442,599
                                                         ----------
                   TELELCOMMUNICATION SERVICES: 1.2%
      25,000       Sonera Group OYJ                      $  546,139
                                                         ----------
                   TOTAL FINLAND                          1,995,925
                                                         ----------
                   FRANCE: 8.7%
                   BUILDING PRODUCTS: 0.7%
       3,400       Lafarge S.A.                             323,025
                                                         ----------
                   COMPUTER SOFTWARE & SERVICE: 1.5%
       4,300       Cap Gemini S.A.                          675,274
                                                         ----------
                   ENERGY: 1.3%
       4,600 (a)   Total Fina S.A.                          592,983
                                                         ----------
                   ENTERTAINMENT/BROADCASTING: 1.5%
       2,900       Societe Television Francaise             675,357
                                                         ----------
                   HOME PRODUCTS: 1.1%
       2,200       Castorama Dubois                         521,408
                                                         ----------
                   OIL COMPANY -- INTEGRATED: 0.6%
       1,900       Elf Aquitaine S.A.                       278,603
                                                         ----------
                   OIL WELL EQUIPMENT & SERVICE: 0.5%
       4,900       Coflexip S.A. ADR                        213,150
                                                         ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.5%
       1,800       Sidel S.A.                               218,682
                                                         ----------
                   UTILITIES: 1.0%
       5,700       Vivendi                                  461,369
                                                         ----------
                   TOTAL FRANCE                           3,959,851
                                                         ----------
                   GERMANY: 6.3%
                   AUTOMOTIVE: 1.1%
       5,700       DaimlerChrysler AG                       497,491
                                                         ----------
                   ELECTRIC -- UTILITY: 1.0%
       7,900       Veba AG                                  465,640
                                                         ----------
                   INDUSTRIAL EQUIPMENT: 1.8%
       5,600       Mannesmann AG                            836,725
                                                         ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   MEDICAL: 1.2%
       9,600       Fresenius Medical Care AG          $  559,905
                                                      ----------
                   PHOTO-EQUIPMENT/SUPPLIES: 0.8%
      17,300 (a)   Agfa Gevaert N.V.                     348,157
                                                      ----------
                   TELEPHONE: 0.4%
       4,600       Deutsche Telekom AG                   193,158
                                                      ----------
                   TOTAL GERMANY                       2,901,076
                                                      ----------
                   GREECE: 0.6%
                   OTHER PRODUCTION/MANUFACTURING: 0.6%
       2,900       Titan Cement Co. S.A.                 266,730
                                                      ----------
                   HONG KONG: 2.4%
                   FINANCIAL: 0.8%
      10,100       HSBC Holdings PLC                     368,399
                                                      ----------
                   PROPERTIES: 1.6%
     138,100       New World Development Co. Ltd.        413,835
      37,000       Sun Hung Kai Properties Ltd.          337,396
                                                      ----------
                                                         751,231
                                                      ----------
                   TOTAL HONG KONG                     1,119,630
                                                      ----------
                   HUNGARY: 0.5%
                   TELEPHONE: 0.5%
       8,700       Matav RT ADR                          239,250
                                                      ----------
                   INDONESIA: 2.2%
                   COMMUNICATIONS: 1.3%
     991,440       PT Telekomunikasi Indonesia           578,943
                                                      ----------
                   TOBACCO PRODUCTS: 0.9%
     178,000 (a)   PT Hanjaya Mandala Sampoerna          410,569
                                                      ----------
                   TOTAL INDONESIA                       989,512
                                                      ----------
                   IRELAND: 0.9%
                   INDUSTRIAL ENGINEERING/CONSTRUCTION: 0.9%
      22,900       CRH PLC                               405,874
                                                      ----------
                   ITALY: 3.3%
                   BANKS: 0.9%
      10,000       BIPOP SPA                          $  428,152
                                                      ----------
                   BROADCASTING: 0.8%
      39,800       Mediaset SPA                          353,523
                                                      ----------
                   INSURANCE BROKERAGE: 0.7%
      27,900       Alleanza Assicurazioni SPA            320,557
                                                      ----------
                   PUBLISHING: 0.9%
     301,305       Seat-Pagine Gialle SPA                411,386
                                                      ----------
                   TOTAL ITALY                         1,513,618
                                                      ----------
                   JAPAN: 21.3%
                   AUTOMOBILES: 0.7%
       8,000       Honda Motor Co., Ltd.                 338,935
                                                      ----------
                   CHEMICALS: 1.0%
      13,000       Shin-Etsu Chemical Co., Ltd.          434,818
                                                      ----------
                   COMPUTER SERVICES: 1.5%
      33,200       Fujitsu, Ltd.                         667,647
                                                      ----------
                   CONSTRUCTION MACHINERY: 0.7%
      53,000       Komatsu, Ltd.                         338,349
                                                      ----------
                   CONSUMER DURABLES: 0.8%
       3,600       Sony Corp.                            387,992
                                                      ----------
                   CONSUMER ELECTRICALS: 0.7%
       6,000       Hoya Corp.                            338,440
                                                      ----------
                   FINANCIAL: 0.7%
       3,000       Takefuji Corp.                        309,948
                                                      ----------
                   MONEY CENTER BANKS: 0.7%
      22,000       Bank Of Tokyo-Mitsubishi, Ltd.        313,053
                                                      ----------
                   OTHER FINANCIAL SERVICES: 1.8%
       1,170       Shohkoh Fund & Co., Ltd.              838,717
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   OTHER PRODUCTION/MANUFACTURING: 2.1%
     23,000        Kao Corp.                          $  645,827
     63,000        Rengo Co., Ltd.                       324,664
                                                      ----------
                                                         970,491
                                                      ----------
                   OTHER RETAIL TRADE: 2.5%
     35,000        Mitsui Fudosan Co., Ltd.              283,272
      3,400        Ryohin Keikaku Co., Ltd.              855,019
                                                      ----------
                                                       1,138,291
                                                      ----------
                   PHOTO-EQUIPMENT/SUPPLIES: 0.8%
     25,000        Olympus Optical Co., Ltd.             369,369
                                                      ----------
                   PUBLISHING: 2.2%
      4,900        Softbank Corp.                        991,857
                                                      ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS:
                   2.0%
      4,500        Advantest Corp.                       494,281
      6,000        Tokyo Electron, Ltd.                  406,822
                                                      ----------
                                                         901,103
                                                      ----------
                   SOFTWARE: 0.6%
      4,400        Fuji Soft ABC, Inc.                   261,634
                                                      ----------
                   STEEL: 0.7%
    138,000        Nippon Steel Corp.                    320,254
                                                      ----------
                   TELECOMMUNICATION SERVICES: 1.0%
        340        NITT Mobile
                   Communications Network,
                   Inc.                                  460,503
                                                      ----------
                   WHOLESALE DISTRIBUTION:
                   0.8%
     50,000        Mitsui & Co., Ltd.                    348,516
                                                      ----------
                   TOTAL JAPAN                         9,729,917
                                                      ----------
                   MEXICO: 1.3%
                   BROADCASTING: 0.7%
      7,000 (a)    Grupo Televisa S.A. GDR               313,688
                                                      ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.6%
     57,009        Cemex S.A.                            281,111
                                                      ----------
                   TOTAL MEXICO                          594,799
                                                      ----------
                   NETHERLANDS: 7.5%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 1.7%
      11,200       STMicroelectronics N.V.            $  777,000
                                                      ----------
                   MONEY-CENTER BANKS: 0.9%
       7,500       ING Groep N.V.                        405,740
                                                      ----------
                   OIL & GAS: 1.0%
       7,700       Royal Dutch Petroleum Co.             463,925
                                                      ----------
                   TELECOMMUNICATION SERVICES: 3.9%
       9,300 (a)   ASM Lithography Holdings N.V.         552,187
       6,700 (a)   Equant N.V.                           630,637
      11,000 (a)   United Pan-Europe
                   Communications N.V.                   596,218
                                                      ----------
                                                       1,779,042
                                                      ----------
                   TOTAL NETHERLANDS                   3,425,707
                                                      ----------
                   NEW ZEALAND: 0.6%
                   PAPER & PAPER PRODUCTS: 0.6%
     353,300       Fletcher Challenge Paper              263,548
                                                      ----------
                   SINGAPORE: 2.2%
                   DEFENSE: 0.4%
     187,800       Singapore Technology
                   Engineering, Ltd.                     212,870
                                                      ----------
                   FINANCIAL: 0.8%
      44,000       Overseas-Chinese Banking Corp.        366,947
                                                      ----------
                   OTHER PRODUCTION/MANUFACTURING: 0.5%
      22,700 (a)   Asia Pulp & Paper ADR                 218,488
                                                      ----------
                   PROPERTIES: 0.5%
      38,200       City Developments, Ltd.               244,541
                                                      ----------
                   TOTAL SINGAPORE                     1,042,846
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                    Value
------------                                            ----------
                   SOUTH AFRICA: 0.8%
                   INVESTMENT COMPANIES: 0.8%
       8,100 (a)   Anglo American PLC                   $  378,539
                                                        ----------
                   SOUTH KOREA: 1.3%
                   MINES & MINERALS: 0.6%
       8,500       Pohang Iron & Steel Co. Ltd. ADR        285,813
                                                        ----------
                   TELECOMMUNICATION SERVICES: 0.7%
       7,600 (a)   Korea Telecom Corp. ADR                 304,000
                                                        ----------
                   TOTAL SOUTH KOREA                       589,813
                                                        ----------
                   SPAIN: 1.0%
                   COMMUNICATIONS: 0.1%
         204 (a)   Telefonica S.A.                          30,014
                                                        ----------
                   MONEY-CENTER BANKS: 0.9%
      39,800       Banco Santander Central Hispano
                   S.A.                                    414,220
                                                        ----------
                   TOTAL SPAIN                             444,234
                                                        ----------
                   SWEDEN: 1.1%
                   PRODUCTION/MANUFACTURING: 1.1%
      18,600       Svenska Cellulosa AB                    481,965
                                                        ----------
                   SWITZERLAND: 2.7%
                   MONEY-CENTER BANKS: 1.7%
         150       Julius Baer Holding AG Class B          427,043
       1,200       UBS AG                                  357,829
                                                        ----------
                                                           784,872
                                                        ----------
                   TELEPHONE: 1.0%
       1,200       Swisscom AG                             451,142
                                                        ----------
                   TOTAL SWITZERLAND                     1,236,014
                                                        ----------
                   TAIWAN: 1.0%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTORS: 1.0%
      14,000 (a)   Taiwan Semiconductor ADR                476,000
                                                        ----------
                   THAILAND: 0.6%
                   FINANCIAL: 0.6%
      90,000 (a)   Thai Farmers Bank Public Co.,
                   Ltd.                                 $  277,898
                                                        ----------
                   UNITED KINGDOM: 13.9%
                   AUTOMOTIVE EQUIPMENT: 0.9%
      23,900       GKN PLC                                 409,161
                                                        ----------
                   CABLE TV: 0.7%
      74,600 (a)   Telewest Communications PLC             332,807
                                                        ----------
                   COMPUTER SYSTEMS/SOFTWARE: 0.7%
      10,400 (a)   Eidos PLC                               341,826
                                                        ----------
                   CONSUMER ELECTRICALS: 0.4%
       8,990       Dixons Group PLC                        168,362
                                                        ----------
                   DRUGS/PHARMACEUTICALS: 0.6%
      21,800       Smithkline Beecham PLC                  283,000
                                                        ----------
                   INDUSTRIAL ENGINEERING/CONSTRUCTION: 0.9%
      71,200       Barratt Developments PLC                399,573
                                                        ----------
                   INTEGRATED OIL COMPANIES: 0.4%
      11,100       BP Amoco PLC                            198,778
                                                        ----------
                   MONEY-CENTER BANKS: 1.1%
      17,800       Barclays PLC                            518,828
                                                        ----------
                   OIL & GAS: 0.8%
      48,600       Shell Transport & Trading Co.           364,295
                                                        ----------
                   PRODUCTION/MANUFACTURING: 1.6%
      43,000       Blue Circle Industries PLC              286,223
      78,400       Morgan Crucible Co. PLC                 334,310
      26,300       Standard Chartered PLC                  431,177
                                                        ----------
                                                         1,051,710
                                                        ----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 1.3%
      27,700 (a)   ARM Holdings PLC                     $  318,327
      27,400       General Electric Co. PLC                277,301
                                                        ----------
                                                           595,628
                                                        ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International Core
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                            Market
Shares                                                      Value
---------------                                          -----------
                      TELECOMMUNICATION SERVICES: 1.6%
         19,214       Vodafone Group PLC                     379,824
         16,900 (a)   Colt Telecom Group PLC                 354,860
                                                         -----------
                                                             734,684
                                                         -----------
                      TELEPHONE: 0.9%
         23,500       British Telecom PLC                    392,681
                                                         -----------
                      TOBACCO PRODUCTS: 1.3%
         63,800       British American Tobacco               595,400
                                                         -----------
                      TOTAL UNITED KINGDOM                 6,386,733
                                                         -----------
                      UNITED STATES: 2.9%
                      OIL WELL EQUIPMENT & SERVICE: 0.9%
          6,200       Schlumberger, Ltd.                     394,863
                                                         -----------
                      PRODUCTION/MANUFACTURING: 0.8%
          6,400 (a)   Flextronics Int'l., Ltd.               355,200
                                                         -----------
                      TELECOMMUNICATION SERVICES: 1.2%
          7,100 (a)   Global Telesystems Group, Inc.         575,100
                                                         -----------
                      TOTAL UNITED STATES                  1,325,163
                                                         -----------
                      Total Common Stocks
                      (Cost $38,311,857)                  43,418,058
                                                         -----------
 WARRANTS: 0.0%
                      SINGAPORE: 0.0%
                      PAPER AND RELATED PRODUCTS: 0.0%
          6,800 (a)   Asia Pulp & Paper Warrants         $    17,850
                                                         -----------
                      Total Warrants (Cost $0)                17,850
                                                         -----------
                      Total Long-Term Investments
                      (Cost $38,311,857)                  43,435,908
                                                         -----------

                      TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $38,311,857)*            94.9%      43,435,908
                      OTHER ASSETS AND
                      LIABILITIES, NET          5.1%       2,332,624
                                             ------      -----------
                      NET ASSETS              100.0%     $45,768,532
                                             ======      ===========

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

* Cost for federal income tax purposes is $38,446,332. Net unrealized appreciation consists of:

                      Gross Unrealized Appreciation      $ 6,160,725
                      Gross Unrealized Depreciation       (1,171,149)
                                                         -----------
                      Net Unrealized Appreciation        $ 4,989,576
                                                         ===========

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
------------                                            -----------
COMMON STOCKS: 93.1%
                   AUSTRALIA: 2.7%
                   COMPUTER SOFTWARE: 0.7%
     369,000 (a)   Solution 6 Holdings, Ltd.            $   853,359
                                                        -----------
                   DIVERSIFIED MANUFACTURERS OPERATIONS: 0.4%
     131,400       Pacifica Group, Ltd.                     538,300
                                                        -----------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.8%
     136,400       Woodside Petroleum, Ltd.                 921,992
                                                        -----------
                   TELECOMMUNICATION SERVICES: 0.8%
     308,800 (a)   AAPT, Ltd.                               958,986
                                                        -----------
                   TOTAL AUSTRALIA                        3,272,637
                                                        -----------
                   BELGIUM: 1.0%
                   CELLULAR TELECOMMUNICATIONS: 0.4%
       8,600 (a)   Mobistar SA                              425,370
                                                        -----------
                   TELECOMMUNICATION SERVICES: 0.6%
       6,200       Telinfo NV                               700,211
                                                        -----------
                   TOTAL BELGIUM                          1,125,581
                                                        -----------
                   BRAZIL: 0.3%
                   TELEPHONE -- LOCAL: 0.3%
      28,862 (a)   Telec Do Rio Janeiro                     318,330
                                                        -----------
                   CANADA: 2.7%
                   COMMUNICATIONS SOFTWARE: 1.0%
      61,100 (a)   Research In Motion                     1,228,151
                                                        -----------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.8%
     181,000 (a)   Encal Energy, Ltd.                       892,626
                                                        -----------
                   OTHER PRODUCTION/MANUFACTURING: 0.9%
      24,600 (a)   Celestica, Inc.                        1,065,763
                                                        -----------
                   TOTAL CANADA                           3,186,540
                                                        -----------
                   DENMARK: 0.6%
                   OTHER COMMERCIAL SERVICES: 0.6%
      13,700 (a)   ISS Int'l Service System Class B     $   730,844
                                                        -----------
                   FINLAND: 9.3%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.5%
      45,000 (a)   Perlos OYJ                               658,458
                                                        -----------
                   FRANCE: 9.3%
                   ADVERTISING SALES: 0.9%
       4,984       Havas Advertising                      1,072,861
                                                        -----------
                   APPAREL MANUFACTURERS: 0.9%
      10,700       Hermes Int'l                           1,068,953
                                                        -----------
                   BUILDING & CONSTRUCTION --
                   MISCELLANEOUS: 1.0%
       4,400       Bouygues                               1,162,059
                                                        -----------
                   ENGINEERING/RESEARCH &
                   DEVELOPMENT SERVICES: 1.1%
       5,200       Altran Technologies SA                 1,371,735
                                                        -----------
      21,300 (a)   Infogrames Entertainment               1,371,787
                                                        -----------
                   MACHINERY: 1.2%
      38,500 (a)   Neopost SA                               892,627
       4,600       Sidel                                    558,854
                                                        -----------
                                                          1,451,481
                                                        -----------
                   METAL PROCESSORS & FABRICA: 1.0%
      27,000       Pechiney SA-A SHS                      1,159,627
                                                        -----------
                   OIL-FIELD SERVICES: 0.6%
      17,700       Coflexip ADR                             769,950
                                                        -----------
                   RETAIL -- BUILDING PRODUCTS: 0.7%
       3,300       Castorama Dubois Investisse              782,111
                                                        -----------
                   RETAIL -- MAJOR DEPARTMENT STORE: 0.7%
       6,000       Galeries Lafayette                       793,240
                                                        -----------
                   TOTAL FRANCE                          11,003,804
                                                        -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

                                                    Market
Shares                                               Value
------------                                      -----------
                   GERMANY: 13.4%
                   APPLICATIONS SOFTWARE: 0.6%
       4,300 (a)   Ixos Software AG               $   735,535
                                                  -----------
                   AUDIO/VIDEO PRODUCTS: 0.6%
      10,000 (a)   Edel Music AG                      752,229
                                                  -----------
                   BROADCAST SERVICE/PROGRAM: 4.5%
       2,000       EM.TV & Merchandising AG         2,905,869
      32,800 (a)   Kinowelt Medien AG               2,450,410
                                                  -----------
                                                    5,356,279
                                                  -----------
                   BUILDING PRODUCT -- CEMENT: 0.4%
       6,100       Heideleberger Zement AG            493,431
                                                  -----------
                   CABLE TV: 1.3%
      34,000 (a)   Primacom AG                      1,559,071
                                                  -----------
                   ELECTRONIC COMPONENTS -- SEMICONDUCTOR: 1.2%
      17,400       Aixtron                          1,434,386
                                                  -----------
                   FINANCE: 1.1%
      16,300 (a)   Consors Discount-Broker AG       1,242,929
                                                  -----------
                   FOOD BAKING: 1.9%
      54,080       Kamps AG                         2,173,343
                                                  -----------
                   RETAIL -- VISION SERVICE CENTER: 1.3%
      40,500       Fielmann AG                      1,477,356
                                                  -----------
                   TELECOMMUNICATION SERVICES: 0.5%
      17,600 (a)   Telegate AG                        602,113
                                                  -----------
                   TOTAL GERMANY                   15,826,672
                                                  -----------
                   GREECE: 0.4%
                   BUILDING PRODUCT -- CEMENT: 0.4%
       5,100       Titan Cement Co.                   469,077
                                                  -----------
                   COMPUTER SERVICES: 0.0%
       2,100       Intrasoft S.A.                      56,513
                                                  -----------
                   TOTAL GREECE                       525,590
                                                  -----------
                   HONG KONG: 4.2%
                   BANKS: 0.8%
     237,000       Dah Sing Financial             $   902,645
                                                  -----------
                   COMPUTERS -- MICRO: 1.1%
   1,350,000       Legend Holdings, Ltd.            1,296,287
                                                  -----------
                   ELECTRONIC COMPONENTS: 1.1%
     315,000       Johnson Electric Holdings        1,299,187
                                                  -----------
                   PAINT & RELATED PRODUCTS: 0.7%
     966,000       China Merchants Holdings
                   Int'l                              846,637
                                                  -----------
                   RETAIL -- JEWELRY: 0.5%
     883,700       Dickson Concepts Int'l             626,439
                                                  -----------
                   TOTAL HONG KONG                  4,971,195
                                                  -----------
                   INDIA: 0.9%
                   COMPUTER SOFTWARE: 0.9%
      13,200       Infosys Technologies ADR         1,103,454
                                                  -----------
                   INDONESIA: 1.0%
                   BANKS: 0.5%
   8,878,500 (a)   PT Lippo Bank TBK                  259,226
   5,327,000 (a)   PT Bank Universal                  291,624
                                                  -----------
                                                      550,850
                                                  -----------
                   BUILDING -- RESIDENTIAL/COMMERCIAL: 0.5%
   3,661,500 (a)   PT Jaya Real Property              574,615
                                                  -----------
                   TOTAL INDONESIA                  1,125,465
                                                  -----------
                   ITALY: 1.1%
                   MOTORCYCLE/MOTOR SCOOTER: 0.4%
     166,100 (a)   Ducati Motor Holding SPA           434,741
                                                  -----------
                   PUBLISHING: 0.7%
     100,600       Class Editori SPA                  803,390
                                                  -----------
                   TOTAL ITALY                      1,238,131
                                                  -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   JAPAN: 26.5%
                   APPAREL MANUFACTURERS: 1.4%
      22,000       World Co., Ltd.                    $ 1,598,877
                                                      -----------
                   AUDIO/VIDEO PRODUCTS: 1.0%
      20,300       Sony Chemicals Corp.                 1,151,761
                                                      -----------
                   AUTO -- CARS/LIGHT TRUCKS: 0.9%
     144,000       Fuji Heavy Industries, Ltd.          1,110,757
                                                      -----------
                   COMMERCIAL SERVICES: 3.3%
       2,900       Bellsystem 24, Inc.                  1,184,333
      10,200       Benesse Corp.                        1,107,734
       8,300       Nichii Gakkan Co.                      904,819
      21,000       Toyo Information Systems               690,259
                                                      -----------
                                                        3,887,145
                                                      -----------
                   COMPUTERS -- MICRO: 0.9%
      46,200       Japan Business Computer Co.          1,102,680
                                                      -----------
                   COMPUTER SOFTWARE: 3.1%
      20,600       Nippon System Development            1,224,925
      15,000       Trans Cosmos                         1,090,143
       8,200       Trend Micro, Inc.                    1,381,509
                                                      -----------
                                                        3,696,577
                                                      -----------
                   COSMETICS & TOILETRIES: 1.2%
       8,000       Fancl Corporation                    1,453,524
                                                      -----------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.7%
      12,300       Tokyo Seimitsu Co., Ltd.               783,194
                                                      -----------
                   ELECTRONIC CONNECTORS: 0.6%
       7,100       Hirose Electric Co., Ltd.              736,474
                                                      -----------
                   ELECTRONIC PARTS DISTRIBUTION: 0.6%
      15,000       Kuroda Electric Co., Ltd.              755,668
                                                      -----------
                   FINANCE: 1.8%
      17,240       Aiful Corp.                          2,110,062
                                                      -----------
                   MACHINERY: 1.8%
     106,000       Hitachi Construction Machine       $   766,866
       8,600       Nidec Corp.                          1,293,356
                                                      -----------
                                                        2,060,222
                                                      -----------
                   MEDICAL: 0.8%
      64,000       Kuraya Corp.                           946,112
                                                      -----------
                   RETAIL -- APPAREL/SHOE: 1.0%
      11,000       Fast Retailing Co., Ltd.             1,180,989
                                                      -----------
                   RETAIL -- CONSUMER ELECTRONIC 1.9%
      67,700       Kojima Co., Ltd.                     2,253,219
                                                      -----------
       6,500       Otsuka Kagu, Ltd.                    1,175,620
                                                      -----------
                   RETAIL -- MISCELLANEOUS/DIVERSIFIED: 2.7%
      47,600       Homac Corp.                          1,198,992
       8,100       Ryohin Keikaku Co., Ltd.             2,036,958
                                                      -----------
                                                        3,235,950
                                                      -----------
                   TELECOMMUNICATION EQUIPMENT: 1.7%
       6,600       Hikari Tsushin, Inc.                 2,038,568
                                                      -----------
                   TOTAL JAPAN                         31,277,399
                                                      -----------
                   MEXICO: 1.7%
                   FINANCE: 0.7%
     551,000 (a)   Grupo Financiero                       807,197
                                                      -----------
                   MUSIC/CLUBS: 1.0%
     168,784 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class L            492,735
     202,138 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class B            658,772
                                                      -----------
                                                        1,151,507
                                                      -----------
                   TOTAL MEXICO                         1,958,704
                                                      -----------
                   NETHERLANDS: 2.7%
                   HUMAN RESOURCES: 0.7%
      32,700       Unique International NV                796,904
                                                      -----------
                   MUSIC/CLUBS: 0.4%
      17,300       Endemol Entertainment Holdings         508,955
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                  Value
------------                                          ----------
                   STEEL -- PRODUCERS: 0.5%
      50,300       Ispat Int'l NV                     $  556,444
                                                      ----------
                   TELECOMMUNICATION SERVICES: 1.1%
      23,900 (a)   United Pan-Europe
                   Communications                      1,295,420
                                                      ----------
                   TOTAL NETHERLANDS                   3,157,723
                                                      ----------
                   NEW ZEALAND: 0.7%
                   CASINO HOTELS: 0.4%
     218,900       Sky City, Ltd.                        466,710
                                                      ----------
                   DIVERSIFIED OPERATIONS: 0.3%
   1,129,200 (a)   Brierley Investments, Ltd.            316,624
                                                      ----------
                   TOTAL ZEALAND                         783,334
                                                      ----------
                   NORWAY: 1.6%
                   RECYCLING: 0.7%
      23,100       Tomra Systems ASA                     868,846
                                                      ----------
                   RETAIL -- CONSUMER ELECTRONIC: 0.9%
      81,900       Elkjop ASA                          1,092,728
                                                      ----------
                   TOTAL NORWAY                        1,961,574
                                                      ----------
                   PORTUGAL: 0.2%
                   RETAIL -- RESTAURANTS: 0.2%
       4,130       Ibersol SGPS SA                       276,624
                                                      ----------
                   SINGAPORE: 3.6%
                   ELECTRONIC COMPONENTS -- MISCELLANEOUS: 1.5%
     310,000       JIT Holdings, Ltd.                    564,398
     155,000       Venture Manufacturing, Ltd.         1,192,518
                                                      ----------
                                                       1,756,916
                                                      ----------
                   PAPER & RELATED PRODUCTS: 0.5%
      58,300 (a)   Asia Pulp 7 Paper ADR                 561,137
                                                      ----------
                   TELECOMMUNICATION EQUIPMENT: 1.6%
     424,900       Datacraft Asia, Ltd.                1,852,564
                                                      ----------
                   TOTAL SINGAPORE                     4,170,617
                                                      ----------
                   SPAIN: 1.9%
                   ADVERTISING SALES: 0.5%
      30,000 (a)   Telefonica Publicidad E
                   Informacion S.A.                   $  598,176
                                                      ----------
                   BEVERAGES -- WINES/SPIRITS: 0.7%
      25,600 (a)   Baron De Ley S.A.                     881,076
                                                      ----------
                   INVESTMENT COMPANIES: 0.7%
      60,500 (a)   NH Hoteles S.A.                       774,290
                                                      ----------
                   TOTAL SPAIN                         2,253,542
                                                      ----------
                   SWEDEN: 1.5%
                   MEDICAL: 0.4%
      72,100 (a)   Orticus AB Class B                    399,128

                   TELEVISION: 1.1%
      61,900 (a)   Modern Times Group Class B          1,345,137
                                                      ----------
                   TOTAL SWEDEN                        1,744,265
                                                      ----------
                   SWITZERLAND: 2.1%
                   BANKS: 0.6%
         260       Julius Baer Holding AG Class B        740,208
                                                      ----------
                   ELECTRONIC PARTS DISTRIBUTION: 0.7%
         220 (a)   Kudelski SA-Bearer                    784,679
                                                      ----------
                   MEDICAL: 0.8%
       3,120 (a)   Synthes-Stratec                       990,508
                                                      ----------
                   TOTAL SWITZERLAND                   2,515,395
                                                      ----------
                   THAILAND: 0.5%
                   BANKS: 0.5%
     196,400 (a)   Thai Farmers Bank
                   Public Co., Ltd.                      606,436
                                                      ----------
                   UNITED STATES: 2.9%
                   COMPUTER SOFTWARE: 0.8%
      24,800 (a)   Business Objects SA ADR               905,200
                                                      ----------
                   MEDICAL: 0.7%
      17,000 (a)   The Laser Center                      816,000
                                                      ----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                         Market
Shares                                                   Value
------------                                          ------------
                   OIL-FIELD SERVICES: 0.7%
      54,700 (a)   Petroleum Geo-Services ADR         $    813,663
                                                      ------------
                   TELECOMMUNICATION SERVICES: 0.7%
      11,100 (a)   Global Telesystems Group, Inc.          899,100
                                                      ------------
                   TOTAL UNITED STATES                   3,433,963
                                                      ------------
                   UNITED KINGDOM: 8.5%
                   BUILDING -- RESIDENTIAL/COMMERCIAL: 1.1%
     414,300       Beaser Group PLC                      1,299,674
                                                      ------------
                   BUILDING PRODUCTS -- WOOD: 0.7%
      74,100       Travis Perkins PLC                      803,077
                                                      ------------
                   DIVERSIFIED OPERATIONS: 1.5%
     207,600       Morgan Crucible Co. PLC                 885,240
     110,500       BBA Group PLC                           846,574
                                                      ------------
                                                         1,731,814
                                                      ------------
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.7%
      22,500 (a)   Arm Holdings PLC                        258,569
      18,000 (a)   Arm Holdings PLC ADR                    627,750
                                                      ------------
                                                           886,319
                                                      ------------
                   ENTERTAINMENT SOFTWARE: 0.8%
      29,000 (a)   Eidos PLC                               953,170
                                                      ------------
                   MEDICAL: 0.9%
      78,074 (a)   Powderject Pharmaceuticals PLC        1,027,683
                                                      ------------
                   OIL COMPANY -- EXPLORE & PRODUCTION: 0.4%
      74,100       Enterprise Oil PLC                      480,094
                                                      ------------
                   PUBLISHING: 0.8%
     134,200 (a)   Future Network PLC                      893,811
                                                      ------------
                   RADIO: 0.8%
      69,100       Capital Radio PLC                       914,460
                                                      ------------
                   RETAIL APPAREL/SHOE: 0.1%
      42,100       New Look Group PLC                 $    136,051
                                                      ------------
                   RETAIL -- CONSUMER ELECTRONIC: 0.2%
      15,600       Dixons Group PLC                        292,151
                                                      ------------
                   TRANSPORTATION -- SERVICES: 0.5%
      42,100       Go Ahead Group PLC                      544,205
                                                      ------------
                   TOTAL UNITED KINGDOM                  9,962,509
                                                      ------------
                   VENEZUELA: 0.6%
                   ELECTRIC-GENERATION: 0.4%
      24,000       La Electricidad De Carac ADR            469,730
                                                      ------------
                   STEEL -- PRODUCERS: 0.2%
   4,866,113       Siderurgica Venez Sivensa
                   Class A                                 208,691
                                                      ------------
                   TOTAL VENEZUELA                         678,421
                                                      ------------
                   Total Common Stock
                   (Cost $82,455,498)                  109,867,207
                                                      ------------
CORPORATE BONDS: 1.7%
                   TAIWAN: 0.8%
                   ELECTRONIC COMPONENTS --
                   SEMICONDUCTOR: 0.8%
     900,000       ASE Test, Ltd.
                   1.000% due 7/01/04                      903,960
                                                      ------------
                   UNITED STATES: 0.9%
                   ELECTRONIC COMPONENTS: 0.9%
   1,100,000       Natsteel Electronics, Ltd.
                   1.500% due 6/30/04                    1,135,750
                                                      ------------
                   Total Corporate Bonds
                   (Cost $2,000,000)                     2,039,710
                                                      ------------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
International
SmallCap
Growth Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                       Market
Shares                                                 Value
------------                                        ------------
WARRANTS AND RIGHTS: 0.0%

                   FRANCE: 0.0%
                   Building & Construction --
                   Miscellaneous: 0.0%
         400       Bouygues Rights                  $     12,489
                   INDONESIA: 0.0%
                   Banks: 0.0%
  19,177,200 (a)   PT Lippo Bank Rights                        0
                                                    ------------
                   SINGAPORE: 0.0%
                   Paper & Related Products: 0.0%
      11,660 (a)   Aisa Pulp And Paper Warrants           30,608
                                                    ------------
                   Total Warrants (Cost $0)               43,097
                                                    ------------
                   Total Long-Term Investments
                   (Cost $84,455,498)                111,950,014
                                                    ------------

 Principal
  Amount                                               Value
------------                                        ------------
SHORT-TERM INVESTMENTS: 4.6%

                   REPURCHASE AGREEMENT: 4.6%
  $5,360,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized
                   by
                   $5,005,000 U.S. Treasury
                   Bonds,
                   6.875% Market Value
                   $5,467,963, Due 08/15/25)        $  5,360,000
                                                    ------------
                   Total Short-Term Investments
                   (Cost $5,360,000)                   5,360,000
                                                    ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES
                   (COST $89,815,498)*     99.4%     117,310,014
                   OTHER ASSETS AND
                   LIABILITIES, NET         0.6%         746,343
                                          -----     ------------
                   NET ASSETS             100.0%    $118,056,357
                                          =====     ============
(a) Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $89,889,999. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $ 30,989,391
                   Gross Unrealized Depreciation      (3,569,376)
                                                    ------------
                   Net Unrealized Appreciation      $ 27,420,015
                                                    ============

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
COMMON STOCK: 96.0%

                   ARGENTINA: 0.9%
                   CONSTRUCTION: 0.1%
      54,140       Corcemar SA                        $   256,117
                                                      -----------
                   INTEGRATED OIL COMPANIES: 0.8%
     262,400       Perez Companc SA-B                   1,509,004
                                                      -----------
                   TOTAL ARGENTINA                      1,765,121
                                                      -----------
                   BRAZIL: 8.5%
                   BANKS: 1.5%
  31,897,000       Banco Estado de Sao Paolo            1,362,117
      62,940       Unibanco Sponsored GDR               1,514,494
                                                      -----------
                                                        2,876,611
                                                      -----------
                   ELECTRICAL EQUIPMENT: 0.9%
  80,353,900       Centrais Eletricas Bras              1,622,531
                                                      -----------
                   INTEGRATED OIL COMPANIES: 1.0%
  11,837,400       Petroleo Brasileiro S.A.             1,841,225
                                                      -----------
                   PAPER & RELATED PRODUCTS: 1.0%
      80,400       Aracruz Celulose SA ADR              1,768,800
                                                      -----------
                   STEEL: 0.5%
  32,122,000       Cia Siderurgica Nacional               840,296
                                                      -----------
                   TELECOMMUNICATION SERVICES: 2.6%
      21,800       Tele Centro Sul Participacoes
                   ADR                                  1,209,900
     104,600       Tele Norte Leste Participacoes       1,941,638
      73,300 (a)   Telesp Participacoes S.A. ADR        1,676,737
          48 (a)   Tele Centro Oeste Celular
                   Participacoes S.A. ADR                     189
                                                      -----------
                                                        4,828,464
                                                      -----------
                   UTILITIES: 1.0%
  40,098,842 (a)   Eletropaulo Metropolitan             1,791,747
                                                      -----------
                   TOTAL BRAZIL                        15,569,674
                                                      -----------
                   COLOMBIA: 0.1%
                   BANKS: 0.1%
     269,200       Bancolombia S.A.                   $   202,735
                                                      -----------
                   CZECH REPUBLIC: 2.3%
                   BANKS: 1.2%
     350,900 (a)   Komercni Banka AS GDR                2,206,319
                                                      -----------
                   TELECOMMUNICATIONS: 0.4%
      48,900 (a)   Spt Telecom GDR                        792,180
                                                      -----------
                   TELECOMMUNICATION SERVICES: 0.7%
      36,480 (a)   Ceske Radiokomunikace GDR            1,258,560
                                                      -----------
                   TOTAL CZECH REPUBLIC                 4,257,059
                                                      -----------
                   EGYPT: 1.2%
                   BREWERY: 0.5%
      33,500 (a)   Al-Ahram Beverages GDR                 933,501
                                                      -----------
                   RECREATION: 0.1%
      42,843 (a)   OPTD/Egypt                             249,935
                                                      -----------
                   TELECOMMUNICATIONS: 0.6%
      50,300 (a)   Mobinil-Egyptian Mobile              1,079,868
                                                      -----------
                   TOTAL EGYPT                          2,263,304
                                                      -----------
                   GREECE: 3.9%
                   BANKS: 1.9%
      21,800       Alpha Credit Bank                    1,403,552
      13,800       Commercial Bank Of Greece              985,871
      17,960       National Bank Of Greece S.A.         1,173,409
                                                      -----------
                                                        3,562,832
                                                      -----------
                   CONSTRUCTION: 1.3%
      26,200       Titan Cement Co.                     2,409,768
                                                      -----------
                   FOOD: 0.1%
       6,455       Chipita                                168,284
                                                      -----------
                   HOSPITALS: 0.1%
       5,780       Athens Medical Care S.A.               143,904
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   TELECOMMUNICATIONS EQUIPMENT: 0.5%
      13,220       Intracom S.A.                      $   851,145
                                                      -----------
                   TOTAL GREECE                         7,135,933
                                                      -----------
                   HONG KONG: 1.1%
                   TELECOMMUNICATIONS: 1.1%
     743,400 (a)   China Telecom Ltd.                   2,064,814
                                                      -----------
                   HUNGARY: 2.4%
                   DRUGS/PHARMACEUTICALS: 1.1%
      45,900       Gedeon Richter Common                1,992,313
                                                      -----------
                   INTEGRATED OIL COMPANIES: 0.6%
      47,400       Mol Magyar Olaj-Es Gazipari          1,141,815
                                                      -----------
                   TELECOMMUNICATIONS: 0.7%
      42,550       Matav Rt ADR                         1,170,125
                                                      -----------
                   TOTAL HUNGARY                        4,304,253
                                                      -----------
                   INDIA: 6.5%
                   AUTOMOBILES: 0.2%
      12,000       Punjab Tractors, Ltd.                  366,528
                                                      -----------
                   BANKS: 0.0%
         100       Oriental Bank Of Commerce                   82
                                                      -----------
                   DIVERSIFIED OPERATIONS: 2.1%
      71,400 (a)   Hindustan Lever, Ltd.                3,917,289
                                                      -----------
                   SOFTWARE: 4.2%
      47,900       Infosys Technologies, Ltd.           4,004,199
      76,750       NIIT, Ltd.                           3,596,851
                                                      -----------
                                                        7,601,050
                                                      -----------
                   TOTAL INDIA                         11,884,949
                                                      -----------
                   INDONESIA: 2.5%
                   OIL & GAS: 0.6%
      92,700 (a)   Gulf Indonesia Resources, Ltd.       1,066,050
                                                      -----------
                   PAPER & RELATED PRODUCTS: 0.6%
   2,224,500 (a)   PT Indah Kiat Pulp & Paper           1,039,182
                                                      -----------
                   TELECOMMUNICATIONS: 0.6%
   1,779,300       PT Telekomunikasi                  $ 1,039,007
                                                      -----------
                   TOBACCO PRODUCTS: 0.7%
     512,000       PT Gudang Garam                      1,397,723
                                                      -----------
                   Total Indonesia                      4,541,962
                                                      -----------
                   ISRAEL: 1.5%
                   BANKS: 0.7%
     475,900       Bank Hapoalim, Ltd.                  1,220,719
                                                      -----------
                   TELECOMMUNICATION SERVICES: 0.8%
     379,100 (a)   Bezeq Israel: Telecommunication
                   Corp.                                1,526,365
                                                      -----------
                   TOTAL ISRAEL                         2,747,084
                                                      -----------
                   MEXICO: 13.5%
                   BEVERAGES: 0.5%
      45,900 (a)   Coca-Cola Femsa S.A. ADR               889,312
                                                      -----------
                   BROADCASTING: 2.4%
       5,000 (a)   Grupo Televisa S.A.                    111,996
      94,100 (a)   Grupo Televisa S.A. GDR              4,216,856
                                                      -----------
                                                        4,328,852
                                                      -----------
                   CONSTRUCTION: 1.7%
     626,522       Cemex S.A.                           3,089,379
                                                      -----------
                   DIVERSIFIED OPERATIONS: 1.5%
     585,100 (a)   Grupo Carso S.A.                     2,714,317
                                                      -----------
                   ENTERTAINMENT: 2.7%
     476,000 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class L          1,389,597
   1,098,430 (a)   Corp. Interamericana de
                   Entretenmiento S.A. Class B          3,579,809
                                                      -----------
                                                        4,969,406
                                                      -----------
                   PAPER & RELATED PRODUCTS: 1.0%
     432,000       Kimberly-Clark de Mexico S.A.
                   Class A                              1,779,363
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
-------------                                         -----------
                    TELECOMMUNICATION SERVICES: 3.7%
      375,900 (a)   Grupo Carso Global Telecom
                    S.A.                              $ 2,382,296
       55,500       Telefonos De Mexico                 4,485,094
                                                      -----------
                                                        6,867,390
                                                      -----------
                    TOTAL MEXICO                       24,638,019
                                                      -----------
                    PAKISTAN: 0.0%
                    OIL & GAS: 0.0%
        1,098       Pakistan State Oil Co., Ltd.            1,970
                                                      -----------
                    PERU: 0.3%
                    CONSTRUCTION: 0.0%
        3,302       Cementos Lima S.A.                     51,035
            1       Cementos Lima ADR                           8
                                                      -----------
                                                           51,043
                                                      -----------
                    MACHINERY: 0.3%
      715,985       Ferreyros S.A.                        470,591
                                                      -----------
                    TOTAL PERU                            521,634
                                                      -----------
                    PHILIPPINES: 1.4%
                    BANKS: 0.7%
      145,180       Bank of Philippine Islands            518,909
       77,400       Metropolitan Bank & Trust             772,983
                                                      -----------
                                                        1,291,892
                                                      -----------
                    CONSTRUCTION: 0.5%
    3,586,000 (a)   Benpres Holdings Corp.                848,200
                                                      -----------
                    REAL ESTATE DEVELOPMENT: 0.2%
    1,818,600       SM Prime Holdings, Inc.               411,037
                                                      -----------
                    TOTAL PHILIPPINES                   2,551,129
                                                      -----------
                    POLAND: 1.8%
                    ELECTRIC PRODUCTS: 0.8%
      110,300       Elektrim S.A.                       1,559,060
                                                      -----------
                    SOFTWARE: 0.5%
       23,800       Softbank S.A. GDR                     825,008
                                                      -----------
                    TELECOMMUNICATIONS: 0.5%
      132,700       Telekomunikacja Polska GDR        $   930,134
                                                      -----------
                    TOTAL POLAND                        3,314,202
                                                      -----------
                    PORTUGAL: 0.0%
                    RESTAURANTS: 0.0%
          782       Ibersol SGPS S.A.                      52,378
                                                      -----------
                    RUSSIA: 2.4%
                    INTEGRATED OIL COMPANIES: 1.8%
       81,300       Lukoil Holding ADR                  3,219,480
                                                      -----------
                    OIL & GAS: 0.6%
      137,000       Surgutneftegaz ADR                  1,087,095
                                                      -----------
                    TOTAL RUSSIA                        4,306,575
                                                      -----------
                    SINGAPORE: 5.2%
                    ELECTRIC PRODUCTS: 1.1%
      253,700       Venture Manufacturing, Ltd.         1,951,882
                                                      -----------
                    PAPER & RELATED PRODUCTS: 0.5%
       89,800 (a)   Asia Pulp & Paper ADR                 864,325
                                                      -----------
                    REAL ESTATE DEVELOPMENT: 1.4%
      845,000 (a)   Allgreen Properties                   913,138
    1,324,000       Wing Tai Holdings                   1,749,574
                                                      -----------
                                                        2,662,712
                                                      -----------
                    TELECOMMUNICATIONS EQUIPMENT: 2.2%
      929,100       Datacraft Asia, Ltd.                4,050,876
                                                      -----------
                    TOTAL SINGAPORE                     9,529,795
                                                      -----------
                    SOUTH AFRICA: 5.1%
                    BREWERY: 0.4%
       94,847       South African Breweries PLC           823,629
                                                      -----------
                    COMPUTERS: 0.7%
      278,417 (a)   Dimension Data Holdings, Ltd.       1,231,923
                                                      -----------
                    DIVERSIFIED MINERALS: 1.4%
      748,400 (a)   Billiton PLC                        2,610,258
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                        Market
Shares                                                   Value
------------                                          -----------
                   INVESTMENT COMPANIES: 1.7%
      34,700 (c)   Anglo American PLC                 $ 1,621,643
      32,700       Investec Group, Ltd.                 1,371,024
                                                      -----------
                                                        2,992,667
                                                      -----------
                   JEWELRY: 0.9%
      72,000       De Beers Centenary Link              1,725,351
                                                      -----------
                   Total South Africa                   9,383,828
                                                      -----------
                   SOUTH KOREA: 15.4%
                   BANKS: 2.8%
      50,700       Hana Bank                              744,622
      34,280 (a)   Housing & Commercial Bank
                   Korea                                1,080,968
     131,890       Shinhan Bank                         1,481,270
      83,200 (a)   Shinhan Bank GDR                     1,851,200
                                                      -----------
                                                        5,158,060
                                                      -----------
                   CHEMICALS: 0.7%
      49,380       LG Chemical                          1,343,819
                                                      -----------
                   ELECTRICAL EQUIPMENT: 0.9%
      58,800       LG Electronics                       1,625,572
                                                      -----------
                   ELECTRIC PRODUCTS: 5.0%
     159,230 (a)   Samsung Corp.                        3,741,733
      48,721       Samsung Electronics Co.              5,345,630
                                                      -----------
                                                        9,087,363
                                                      -----------
                   STEEL: 1.6%
      86,800       Pohang Iron & Steel Co. ADR          2,918,650
                                                      -----------
                   TELECOMMUNICATION SERVICES: 2.0%
      53,300 (a)   Korea Telecom Corp. ADR              2,132,000
      21,590       Korea Telecom Corp.                  1,432,494
                                                      -----------
                                                        3,564,494
                                                      -----------
                   UTILITIES: 2.4%
      73,300       Korea Electric Power Corp.           3,045,987
      68,000       Korea Electric Power Corp. ADR       1,394,000
                                                      -----------
                                                        4,439,987
                                                      -----------
                   TOTAL SOUTH KOREA                   28,137,945
                                                      -----------
                   SRI LANKA: 0.3%
                   DIVERSIFIED OPERATIONS: 0.3%
     237,600       John Keels Holdings, Ltd.          $   518,038
                                                      -----------
                   TAIWAN: 7.3%
                   COMPUTERS: 1.9%
     890,000       Compal Electronics                   3,499,381
                                                      -----------
                   ELECTRIC PRODUCTS: 1.6%
     267,000 (a)   Asustek Computer, Inc.               3,008,916
                                                      -----------
                   INSURANCE: 0.7%
     371,000       Cathay Life Insurance                1,332,384
                                                      -----------
                   SEMICONDUCTORS/ELECTRONIC COMPONENTS: 3.1%
     259,000 (a)   Hon Hai Precision Industry           2,341,424
      94,900 (a)   Taiwan Semiconductor ADR             3,226,600
                                                      -----------
                                                        5,568,024
                                                      -----------
                   TOTAL TAIWAN                        13,408,705
                                                      -----------
                   THAILAND: 6.0%
                   BANKS: 6.0%
   1,495,000 (a)   Bangkok Bank                         5,588,028
     603,900 (a)   Siam Commercial Bank                   858,742
   1,494,700 (a)   Thai Farmers Bank Public             4,615,271
                                                      -----------
                                                       11,062,041
                                                      -----------
                   TURKEY: 2.2%
                   BANKS: 1.2%
  63,448,000       Akbank TAS                             931,792
  91,891,800       Yapi Ve Kredi Bankasi                1,327,948
                                                      -----------
                                                        2,259,740
                                                      -----------
                   FOOD: 0.5%
     779,300       Migros Turk TAS                        969,256
                                                      -----------
                   INSURANCE: 0.5%
  31,137,200       Aksigorta                              866,746
                                                      -----------
                   TOTAL TURKEY                         4,095,742
                                                      -----------

                 See Accompanying Notes to Financial Statements

International
Equity Funds

Pilgrim
Emerging
Countries Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                       Market
Shares                                                 Value
------------                                        ------------
                   U.S.A.: 2.0%
                   BROADCASTING: 1.1%
      77,100 (a)   MIH, Ltd.                        $  2,043,150
                                                    ------------
                   METAL: 0.9%
      88,600       Freeport-McMoran Copper
                   Class B                             1,589,263
                                                    ------------
                   TOTAL U.S.A.                        3,632,413
                                                    ------------
                   UNITED KINGDOM: 0.8%
                   BANKS: 0.8%
      37,200 (a)   HSBC Holdings PLC                   1,356,877
                                                    ------------
                   TOTAL UNITED KINGDOM                1,356,877
                                                    ------------
                   VENEZUELA: 1.4%
                   UTILITIES: 1.4%
     128,150       La Electricidad De Carac ADR        2,508,165
                                                    ------------
                   Total Common Stock
                   (Cost $133,162,446)               175,756,344
                                                    ------------
PREFERRED STOCK: 0.1%
                   COLOMBIA: 0.1%
                   BANKS: 0.1%
     114,000       Bancolombia S.A.                      149,593
                                                    ------------
                   (Cost $179,765)


Number of
Warrants                                               Value
-----------                                         ------------
WARRANTS: 0.2%
                   SINGAPORE: 0.0%
                   PAPER & RELATED PRODUCTS: 0.0%
      17,960 (a)   Asia Pulp & Paper Warrants       $     47,145
                                                    ------------
                   THAILAND: 0.2%
                   BANKS: 0.2%
     603,900 (a)   Siam Commercial Bank Warrants         388,478
                                                    ------------
                   Total Warrants (Cost $0)              435,623
                                                    ------------
                   Total Long-Term Investments
                   (Cost $133,342,211)               176,341,560
                                                    ------------

 Principal
  Amount                                               Value
------------                                        ------------
SHORT-TERM INVESTMENTS: 4.0%

                   REPURCHASE AGREEMENT: 4.0%
  $7,384,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $6,895,000 U.S. Treasury Bonds,
                   6.875% Market Value
                   $7,532,787, Due 08/15/25)        $  7,384,000
                                                    ------------
                   Total Short-Term Investments
                   (Cost $7,384,000)                   7,384,000
                                                    ------------
                   TOTAL INVESTMENTS IN
                   SECURITIES
                   (COST $140,726,211)*    100.3%    183,725,560
                   OTHER ASSETS AND
                   LIABILITIES, NET         (0.3%)      (541,361)
                                          ------    ------------
                   NET ASSETS              100.0%   $183,184,199
                                          ======    ============

(a) Non-income producing security
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* Cost for federal income tax purposes is $141,337,902 Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation    $ 45,142,788
                   Gross Unrealized Depreciation      (2,755,130)
                                                    ------------
                   Net Unrealized Appreciation      $ 42,387,658
                                                    ============

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                  Value
-------------                                            -----------
CORPORATE BONDS: 43.0%

                    AEROSPACE/DEFENSE: 1.0%
     $230,000       Rockwell Int'l Corp., 5.200%, due
                    01/15/98                             $   156,809
                                                         -----------
                    APPAREL: 1.4%
      240,000 (a)   Jones Apparel, 6.250%, due
                    10/01/01                                 234,708
                                                         -----------
                    BROADCASTING: 1.8%
       50,000       CD Radio, Inc., Step-Up, due
                    12/01/07                                  25,438
      125,200 (a)   Echostar DBS Corp., 9.375%, due
                    02/01/09                                 127,704
      110,000       News America Holdings, 8.875%,
                    due 04/26/23                             121,474
       35,000       Source Media, Inc., 12.000%, due
                    11/01/04                                  27,825
                                                         -----------
                                                             302,441
                                                         -----------
                    COMMUNICATIONS: 1.6%
      500,000       Rhythms Netconnections,
                    Step-Up, due 05/15/08                    267,500
                                                         -----------
                    COMMUNICATIONS -- COMPETITIVE LOCAL
                    EXCHANGE CARRIER: 3.3%
      500,000       ICG Services, Inc., Step-Up, due
                    02/15/08                                 315,000
      250,000       MGC Communications, Inc.,
                    13.000%, due 10/01/04                    229,374
                                                         -----------
                                                             544,374
                                                         -----------
                    COMMUNICATIONS -- INTERNET
                    SERVICE PROVIDER: 0.6%
      100,000       Global Telesystems Group, Inc.,
                    9.875%, due 02/15/05                      99,749
                                                         -----------
                    COMMUNICATIONS -- TELECOMMUNICATIONS: 1.8%
      500,000       Pinnacle Holdings, Inc., Step-Up,
                    due 03/15/08                             295,000
                                                         -----------
                    COMPUTERS: 0.8%
       50,000       Apple Computer, Inc., 6.500%,
                    due 02/15/04                         $    46,375
       80,000       Unisys Corp., 12.000%, due
                    04/15/03                                  87,200
                                                         -----------
                                                             133,575
                                                         -----------
                    COMPUTER SOFTWARE: 1.0%
     $170,000       Computer Associates Int'l,
                    6.375%, due 04/15/05                     161,403
                                                         -----------
                    DIVERSIFIED FINANCIAL SERVICES: 1.6%
        5,000       Amresco, Inc., 9.875%, due
                    03/15/05                                   4,050
      190,000       AON Capital Trust A, 8.205%,
                    due 01/01/27                             202,360
       50,000       Countrywide Capital III, 8.050%,
                    due 06/15/27                              50,070
                                                         -----------
                                                             256,480
                                                         -----------
                    ENTERTAINMENT & LEISURE: 2.1%
      100,000       Ascent Entertainment Group,
                    Step-Up, due 12/15/04                     70,875
       35,000       Bally Total Fitness Holdings,
                    9.875%, due 10/15/07                      33,863
      250,000 (a)   Hollywood Entertainment,
                    10.625%, due 08/15/04                    246,250
                                                         -----------
                                                             350,988
                                                         -----------
                    GAMING & LOTTERY: 1.5%
      250,000 (a)   Majestic Star Casino, LLC,
                    10.875%, due 07/01/06                    248,125
                                                         -----------
                    HEALTH CARE: 2.0%
      130,000       Abbey Healthcare Group,
                    9.500%, due 11/01/02                     130,000
      250,000       Global Health Sciences, 11.000%,
                    due 05/01/08                             192,500
                                                         -----------
                                                             322,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                  Value
-------------                                            -----------
                    HOME BUILDING, BUILDING MATERIALS: 1.7%
     $115,000       Lennar Corp., 7.625%, due
                    03/01/09                             $   108,299
      160,000       McDermott, Inc., 9.375%, due
                    03/15/02                                 166,626
                                                         -----------
                                                             274,925
                                                         -----------
                    INSURANCE: 2.2%
      290,000       Liberty Financial Co., 7.625%,
                    due 11/15/28                             284,658
       75,000 (a)   Lumbermens Mutual Casualty,
                    8.300%, due 12/01/37                      72,606
                                                         -----------
                                                             357,264
                                                         -----------
                    INTERNATIONAL BANKS: 0.4%
       70,000       Korea Development Bank,
                    7.375%, due 09/17/04                      67,984
                                                         -----------
                    MEDICAL SUPPLIES/EQUIPMENT: 1.1%
      195,000       Guidant Corp., 6.150%, due
                    02/15/06                                 180,443
                                                         -----------
                    METALS: 1.6%
       90,000 (a)   Codelco, Inc., 7.375%, due
                    05/01/09                                  85,248
      202,995       Scotia Pacific Co. LLC, 6.550%
                    due 01/20/07                             186,713
                                                         -----------
                                                             271,961
                                                         -----------
                    OIL: 4.5%
       60,000 (a)   Cerro Negro Finance, Ltd.,
                    7.330%, due 12/01/09                      49,189
      145,000       Conoco, Inc., 6.950%, due
                    04/15/29                                 135,435
      100,000       Deeptech Int'l, Inc., 12.000%,
                    due 12/15/00                             106,750
      185,000       PDVSA Finance, Ltd., 6.800%,
                    due 11/15/08                             154,257
       75,000       PDVSA Finance, Ltd., 7.500%,
                    due 11/15/28                              54,619
       90,000 (a)   Pemex Finance, Ltd., 9.150%,
                    due 11/15/18                              84,600
      180,000 (b)   Pemex Finance, Ltd., 6.300%,
                    due 05/15/10                             172,800
                                                         -----------
                                                             757,650
                                                         -----------
                    REAL ESTATE INVESTMENT TRUST: 0.3%
     $ 50,000       Equity Office Properties, 7.500%,
                    due 04/19/29                         $    45,917
                                                         -----------
                    RENTAL AUTO/EQUIPMENT: 0.2%
       30,000       United Rentals, Inc., 6.875%, due
                    08/15/28                                  30,375
                                                         -----------
                    RETAIL: 1.1%
      130,000       Kmart Corp., 6.780%, due
                    08/02/1999                               130,057
       50,000       Musicland Stores Corp., 9.875%,
                    due 03/15/08                              50,313
                                                         -----------
                                                             180,370
                                                         -----------
                    SHIPPING: 0.7%
      115,000       Sea Containers, 12.500%, due
                    12/01/04                                 123,769
                                                         -----------
                    TELECOMMUNICATIONS: 3.2%
      130,000       International Cabletel, Inc.,
                    Step-Up, due 04/15/05                    124,800
      120,000       MCI Worldcom, Inc., 6.950%,
                    due 08/15/28                             113,754
      250,000       Winstar Communications, Inc.,
                    15.000%, due 03/01/07                    287,500
                                                         -----------
                                                             526,054
                                                         -----------
                    TELECOMMUNICATIONS EQUIPMENT: 0.4%
      130,000       Covad Communications Group,
                    Step-Up, due 03/15/08                     70,688
                                                         -----------
                    TRANSPORTATION -- AIR FREIGHT: 0.4%
       80,000       Federal Express Corp., 7.600%,
                    due 07/01/97                              73,521
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                 Market
   Amount                                                   Value
-------------                                            -----------
                    TRANSPORTATION (AIR, BUS, RAIL): 2.7%
     $ 80,000       Atlas Air, Inc., 9.375%, due
                    11/15/06                             $    78,200
      165,000       Continental Airlines, Inc.,
                    6.320%, due 11/01/08                     152,128
      210,000       Continental Airlines, Inc.,
                    6.545%, due 02/02/19                     197,996
       30,000       Trans World Airlines, 11.375%,
                    due 03/01/06                              15,375
                                                         -----------
                                                             443,699
                                                         -----------
                    UTILITIES: 2.0%
      100,000 (b)   East Coast Power LLC, 7.536%,
                    due 06/30/17                              95,954
      120,000       Empresa Nacional de Electricidad,
                    8.125%, due 02/01/97                      96,775
       20,000       Enersis S.A., 6.600%, due
                    12/01/26                                  18,706
       40,000       Enersis S.A., 7.400%, due
                    12/01/16                                  34,375
       90,000       United Utilities PLC, 6.875%, due
                    08/15/28                                  80,112
                                                         -----------
                                                             325,922
                                                         -----------
                    Total Corporate Bonds
                    (Cost $7,412,379)                      7,104,194
                                                         -----------
U.S. TREASURY OBLIGATIONS: 9.2%

                    U.S. TREASURY BONDS: 9.2%
    1,200,000       U.S. Treasury Bonds, 4.750%, due
                    02/15/04                               1,154,625
      400,000       U.S. Treasury Bonds, 5.500%, due
                    08/15/28                                 366,248
                                                         -----------
                    Total U.S. Treasury Obligations
                    (Cost $1,505,487)                      1,520,873
                                                         -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.0%

                    FEDERAL HOME LOAN MORTGAGE
                    CORPORATION: 2.5%
      205,120       5.500%, due 01/01/14                     194,285
      105,322       5.500%, due 02/01/14                      99,758
       27,573       9.000%, due 06/01/06                      28,797
       65,760       9.500%, due 11/01/05                      69,273
       23,546       10.000%, due 10/01/03                     24,849
                                                         -----------
                                                             416,962
                                                         -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.5%
     $110,507       6.500%, due 02/01/09                  $  109,402
       34,707       9.500%, due 05/01/07                      36,561
       32,760       9.500%, due 06/01/05                      34,510
       29,658       9.500%, due 07/01/06                      31,243
       28,997       10.000%, due 10/01/05                     30,737
                                                         -----------
                                                             242,453
                                                         -----------
                    GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION: 0.0%
        3,772       8.500%, due 02/15/21                       3,982
        1,326       11.500%, due 02/15/12                      1,488
          501       11.500%, due 02/15/13                        551
        1,682       11.500%, due 07/15/13                      1,886
                                                         -----------
                                                               7,907
                                                         -----------
                    Total U.S. Government Agency
                    Obligations (Cost $674,930)              667,322
                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS
  AND ASSET-BACKED SECURITIES: 21.9%

                    MORTGAGE -- COMMERCIAL: 15.9%
      210,000       Allied Capital Commercial
                    Mortgage 1998 1 C, 6.710%,
                    due 12/25/04                             208,021
      196,134       Asset Securitization Corp. 1996
                    D2 A1, 6.920%, due 02/14/29              197,398
      260,000       Commercial Mortgage Asset Trust
                    1999 C1 A2, 6.585%, due
                    07/17/08                                 252,591
      109,336       DLJ Mortgage Acceptance Corp.
                    1998 A A2, 6.588%, due
                    05/28/28                                 107,918
      390,000       DLJ Commercial Mortgage Corp.
                    1998 CF2 A1B, 6.24%, due
                    11/12/31                                 372,202
      140,000       GMAC Commercial Mortgage
                    Securities, Inc. 1998 C2 A2,
                    6.420%, due 08/15/08                     135,407
      240,000       GS Mortgage Securities Corp.
                    1998 GLII A2, 6.562%, due
                    04/13/31                                 233,658
      360,000       JP Morgan Commercial Mortgage
                    1998 C6 A2, 6.533%, due
                    01/15/30                                 354,177

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
  Principal                                                Market
   Amount                                                   Value
-------------                                            -----------
     $270,000       JP Morgan Commercial
                    Mortgage 1999 C7 A2,
                    6.507%, due 10/15/35                 $   267,047
      145,184       Morgan Capital Funding, Inc.
                    1998 MC3 A1, 6.001%, due
                    11/18/31                                 140,810
      210,000       Morgan Stanley Capital I 1998
                    XL2 A2, 6.170%, due
                    10/03/08                                 202,361
      160,000       Nomura Asset Securities Corp.
                    1998 D6 A1B, 6.590%, due
                    03/17/28                                 155,614
                                                         -----------
                                                           2,627,204
                                                         -----------
                    MORTGAGE -- RESIDENTIAL: 5.5%
      170,000       Amresco Residential Securities
                    1996 3 A5, 7.550%, due
                    02/25/23                                 171,963
      210,000       Amresco Residential Securities
                    1997 3 A9, 6.960%, due
                    03/25/27                                 210,707
      440,000       Bankboston Home Equity Loan
                    Trust 1998 2 A4, 6.110%,
                    due 09/25/13                             433,992
      100,000       Saxon Asset Securities Trust
                    1999 1 AF3, 6.170%, due
                    08/25/21                                  98,838
                                                         -----------
                                                             915,500
                                                         -----------
                    UTILITIES: 0.5%
       90,000       Comed Transitional Funding
                    Trust 1998 1 A7, 5.740%,
                    12/25/10                                  83,035
                                                         -----------
                    Total CMO's and Asset-Backed
                    Securities (Cost $3,750,348)           3,625,739
                                                         -----------

                                                           Market
  Shares                                                    Value
-----------                                              -----------
PREFERRED STOCK: 0.1%

                    TELECOMMUNICATIONS: 0.1%
          100       IXC Communications, Inc.             $     9,625
                                                         -----------
                    Total Preferred Stock
                    (Cost $10,000)                             9,625
                                                         -----------
MUTUAL FUNDS: 14.2%

                    INVESTMENT COMPANIES: 14.2%
       74,000       Blackrock 2001 Term Trust            $   666,000
       74,900       Blackrock Strategic Term Trust           683,463
      106,000 (b)   Pilgrim Prime Rate Trust               1,000,375
                                                         -----------
                    Total Mutual Funds
                    (Cost $2,266,217)                      2,349,838
                                                         -----------
                    Total Long-Term Investments
                    (Cost $15,619,361)                    15,277,591
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
Strategic
Income Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                    Value
------------                                             -----------
SHORT-TERM INVESTMENTS: 11.4%
                    Repurchase Agreement: 11.4%
   $1,883,000       State Street Bank & Trust
                    Repurchase Agreement,
                    4.700% due 07/01/1999
                    (Collaterized by $1,870,000 U.S.
                    Treasury Notes, 6.375%
                    due 09/30/2001, Market
                    Value $1,923,015)                    $ 1,883,000
                                                         -----------
                    Total Short-Term Investments
                    (Cost $1,883,000)                      1,883,000
                                                         -----------
                    Total Investments (Cost
                    $17,502,361)*              103.8%     17,160,591
                    Other Assets and
                    Liabilities, Net            (3.8)%      (630,267)
                                              ------     -----------
                     Net Assets                100.0%    $16,530,324
                                              ======     ===========

(a) Securities with purchases pursuant to Rule 144A, under the Securities
    Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(b) Related party
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation        $   147,916
                    Gross Unrealized Depreciation           (489,686)
                                                         -----------
                    Net Unrealized Appreciation          $  (341,770)
                                                         ===========

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                      Value
-------------                                            -----------
CORPORATE BONDS: 96.7%

                    AUTOMOTIVE: 2.4%
   $7,500,000       JH Heafner Co., 10.000%, due
                    05/15/08                             $ 7,696,875
    2,000,000 (b)   JH Heafner, 10.000%, due
                    11/01/08                               2,052,500
                                                         -----------
                                                           9,749,375
                                                         -----------
                    BROADCASTING: 1.7%
    7,000,000       Pegasus Communications,
                    9.75%, due 12/01/06                    7,201,250
                                                         -----------
                    BUSINESS SERVICES: 2.5%
    6,000,000       CEX Holdings, Inc., 9.625%, due
                    06/01/08                               5,640,000
    5,000,000 (b)   Group Maintenance America,
                    9.75%, due 1/15/09                     4,950,000
                                                         -----------
                                                          10,590,000
                                                         -----------
                    COMMUNICATIONS: 14.2%
    2,000,000 (b)   Caprock Communications,
                    11.50%, due 05/01/09                   2,030,000
    6,000,000       CCPR Services, Inc., 10.000%,
                    due 02/01/07                           6,645,000
    8,000,000 (b)   Charter Communications
                    Holdings, 8.625%, due
                    04/01/09                               7,700,000
    5,000,000       Covad Communications Group,
                    12.50%, due 02/15/09                   4,825,000
    3,000,000 (b)   Exodus Communications,
                    11.25%, due 07/01/08                   3,127,500
    7,500,000       Globix Corp., 13.000%, due
                    05/01/05                               7,143,750
    5,000,000 (b)   Hyperion Telecom, 12.000%,
                    due 11/01/07                           5,075,000
    3,000,000       Logix Communications, 12.25%,
                    due 06/15/08                           2,823,750
    6,000,000       MGC Communications, Inc.,
                    13.000%, due 10/01/04                  5,520,000
    8,000,000       Nextlink Communications,
                    10.75%, due 06/01/09                   8,220,000
    6,000,000       Teligent, Inc., 11.50%, due
                    12/01/07                               6,165,000
                                                         -----------
                                                          59,275,000
                                                         -----------
                    COMPUTER SOFTWARE & SERVICE: 2.0%
   $9,000,000       Merisel, Inc., 12.50%, due
                    12/31/04                             $ 8,291,250
                                                         -----------
                    CONSTRUCTION: 0.2%
      995,000       Kevco, Inc., 10.375%, due
                    12/01/07                                 701,475
                                                         -----------
                    CONSUMER PRODUCTS: 1.2%
    6,000,000       Drypers Corp., 10.25%,due
                    06/15/07                               4,815,000
                                                         -----------
                    DEFENSE: 1.0%
    4,000,000 (b)   Fairchild Corp., 10.75%, due
                    04/15/09                               3,940,000
                                                         -----------
                    DIVERSIFIED CONGLOMERATE: 1.2%
    5,000,000       Jordan Industries, 10.375%,
                    08/01/07                               5,062,500
                                                         -----------
                    ELECTRONICS -- DEFENSE: 1.2%
    5,000,000 (b)   Amkor Technologies, Inc.,
                    9.250%, due 05/01/06                   4,868,750
                                                         -----------
                    ELECTRONICS -- SEMICONDUCTORS: 1.8%
    5,000,000       BGF Industries, 10.250%, due
                    1/15/09                                4,575,000
    3,000,000 (b)   Fairchild Semiconductor,
                    10.375%, due 10/01/07                  2,977,500
                                                         -----------
                                                           7,552,500
                                                         -----------
                    FOODS: 3.1%
    8,000,000       Imperial Holly Corp., 9.75%, due
                    12/15/07                               7,920,000
    5,000,000 (b)   Luigino's, Inc., 10.000%, due
                    02/01/06                               5,012,500
                                                         -----------
                                                          12,932,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                      Value
-------------                                            -----------
                    GAMING: 6.5%
  $10,000,000       Alliance Gaming Corp.,
                    10.000%, due 08/01/07                $ 7,800,000
    2,000,000       Hard Rock Hotel, 9.25%, due
                    04/01/05                               1,900,000
    6,000,000       Hollywood Park, Inc., 9.25%,
                    due 02/15/07                           5,940,000
    4,000,000 (b)   International Game Technology,
                    8.375%, due 05/15/09                   3,920,000
    7,500,000 (b)   Majestic Star Casino LLC,
                    10.875%, due 07/01/06                  7,462,500
                                                         -----------
                                                          27,022,500
                                                         -----------
                    HEALTH CARE: 1.1%
    6,000,000       Global Health Sciences,
                    11.000%, due 05/01/08                  4,650,000
                                                         -----------
                    HOUSEWARES: 0.8%
    4,000,000       Albecca, Inc., 10.750%, due
                    08/15/08                               3,360,000
                                                         -----------
                    INDUSTRIAL: 7.4%
    4,000,000       Aqua Chem, Inc., 11.250%,
                    due 07/01/08                           2,960,000
    7,000,000       Falcon Holdings Group LP,
                    8.375%, due 04/15/10                   6,930,000
    6,000,000 (b)   Juno Lighting, Inc., 11.875%,
                    due 07/01/09                           6,060,000
    5,000,000       Norton McNaughton, Inc.,
                    12.50%, due 06/01/05                   4,250,000
    6,600,000       Packaged Ice, Inc., 9.75%, due
                    02/01/05                               6,608,250
    4,000,000       Transportation Manufacturing
                    Operations, 11.25%, due
                    05/01/09                               4,000,000
                                                         -----------
                                                          30,808,250
                                                         -----------
                    LEASING: 2.0%
    9,000,000 (b)   Budget Group, Inc., 9.125%,
                    due 04/01/06                           8,437,500
                                                         -----------
                    LEISURE: 2.8%
   $5,000,000       Bally Total Fitness Holdings,
                    9.875%, due 10/15/07                 $ 4,850,000
    4,000,000       Bell Sports, Inc., 11.000%, due
                    08/15/08                               4,035,000
    3,000,000       Epic Resorts LLC/CAP,
                    13.000%, due 06/15/05                  2,782,500
                                                         -----------
                                                          11,667,500
                                                         -----------
                    MACHINERY & EQUIPMENT: 1.9%
    8,000,000       United Rentals, Inc., 8.80%,
                    due 08/15/08                           7,870,000
                                                         -----------
                    MANUFACTURING: 0.7%
    5,000,000       Paragon Holdings, 9.625%, due
                    04/01/08                               2,975,000
                                                         -----------
                    MEDIA & ENTERTAINMENT: 10.0%
    5,000,000 (b)   Carmike Cinemas, 9.375%, due
                    02/01/09                               4,900,000
    4,000,000 (b)   Classic Cable, Inc., 9.875%,
                    due 08/01/08                           4,180,000
    6,000,000       Coaxial Communications,
                    10.000%, due 08/15/06                  6,270,000
    5,000,000 (b)   Echostar DBS Corp., 9.375%,
                    due 02/01/09                           5,112,500
    6,750,000 (b)   Hollywood Entertainment,
                    10.625%, due 08/15/04                  6,665,625
   10,000,000       Regal Cinemas, 9.50%, due
                    06/01/08                               9,375,000
    5,000,000       Star Choice Communications,
                    13.000%, due 12/15/05                  5,100,000
                                                         -----------
                                                          41,603,125
                                                         -----------
                    MINES & MINERALS: 1.6%
    6,000,000       Anker Coal Group, 9.750%,
                    due 10/01/07                           2,932,500
    5,000,000       Lodestar Holdings, Inc.,
                    11.50%, due 05/15/05                   3,893,750
                                                         -----------
                                                           6,826,250
                                                         -----------
                    PACKAGING PRODUCTS: 1.2%
    5,000,000 (b)   Russell-Stanley, 10.875%, due
                    02/15/09                               4,887,500
                                                         -----------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                     Value
--------------                                          ------------
                    PAPER AND FOREST PRODUCTS: 2.4%
  $10,000,000       Stone Container Corp., 12.25%,
                    due 04/01/02                        $ 10,037,500
                                                        ------------
                    PHARMACEUTICALS: 2.7%
    6,000,000       Biovail Corp. Int'l., 10.875%,
                    due 11/15/05                           6,157,500
    5,000,000       King Pharmaceuticals, Inc.,
                    10.75%, due 02/15/09                   5,175,000
                                                        ------------
                                                          11,332,500
                                                        ------------
                    PLASTIC PRODUCTS: 1.5%
    7,000,000       Moll Industries, 10.50%, due
                    07/01/08                               6,335,000
                                                        ------------
                    PUBLISHING: 1.4%
    6,000,000       Primark Corp., 9.25%, due
                    12/15/08                               5,902,500
                                                        ------------
                    RESTAURANTS: 0.9%
    4,000,000 (b)   Avado Brands, Inc., 11.75%,
                    due 06/15/09                           3,970,000
                                                        ------------
                    RETAIL: 13.6%
    6,000,000       Advance Stores Co., 10.250%,
                    due 04/15/08                           5,775,000
    5,000,000 (b)   Ames Dept. Stores, 10.000%,
                    due 04/15/06                           4,900,000
    8,000,000       Big 5 Corp., 10.875%, due
                    11/15/07                               8,270,000
    5,000,000       Cluett American Corp.,
                    10.125%, due 05/15/08                  3,750,000
    8,000,000       CSK Auto, Inc., 11.000%, due
                    11/01/06                               8,390,000
    5,000,000 (b)   Jo-Ann Stores, 10.375%, due
                    05/01/07                               4,912,500
    6,000,000       Sonic Automotive, Inc.,
                    11.000%, due 08/01/08                  5,940,000
    3,500,000       Specialty Retail, 8.500%, due
                    07/15/05                               2,555,000
    5,000,000       Tuesday Morning, 11.000%,
                    due 12/15/07                           5,306,250
    8,000,000       United Auto Group, 11.000%,
                    due 7/15/07                            7,140,000
                                                        ------------
                                                          56,938,750
                                                        ------------
                    STEEL: 0.6%
    3,000,000       Schuff Steel Co., 10.500%, due
                    06/01/08                            $  2,790,000
                                                        ------------
                    TECHNOLOGY: 2.8%
   $5,000,000       Metromedia Fiber Network,
                    10.000%, due 11/15/08                  5,150,000
    7,000,000 (b)   Rhythms Netconnections, Inc.,
                    12.750%, due 04/15/09                  6,597,500
                                                        ------------
                                                          11,747,500
                                                        ------------
                    TRANSPORTATION: 2.3%
    5,000,000       Amtran Inc., 9.625%, due
                    12/15/05                               4,875,000
    5,000,000       Atlas Air, Inc., 9.250%, due
                    04/15/08                               4,812,500
                                                        ------------
                                                           9,687,500
                                                        ------------
                    Total Corporate Bonds
                    (Cost $413,957,541)                  403,828,475
                                                        ------------

                                                           Market
Shares                                                     Value
-------------                                           ------------
WARRANTS: 0.2%

                    COMMUNICATIONS: 0.2%
        5,500 (a)   Bell Technology Group               $    495,000
       10,780 (a)   MGC Communication Warrants               279,606
                                                        ------------
                                                             774,606
                                                        ------------
                    LEISURE: 0.0%
        3,000 (a)   Epic Resorts Warrants                        --
                                                        ------------
                    MEDIA & ENTERTAINMENT: 0.0%
      115,800 (a)   Star Choice Communications
                    Warrants                                 208,440
                                                        ------------
                    Total Warrants
                    (Cost $197,608)                          983,046
                                                        ------------
                    Total Long Term Investments
                    (Cost $414,155,149)                  404,811,521
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------

Principal                                                  Market
Amount                                                     Value
-------------                                           ------------
SHORT-TERM INVESTMENTS: 1.0%

                    COMMERCIAL PAPER: 1.0%
   $4,323,000       Gillette, 5.65%, due 07/01/99       $  4,323,000
                                                        ------------
                    Total Short-Term Investments
                    (Cost $4,323,000)                      4,323,000
                                                        ------------
                    TOTAL INVESTMENTS
                    IN SECURITIES
                    (COST $418,478,149)*     97.9%       409,134,521
                    OTHER ASSETS AND
                    LIABILITIES, NET          2.1%         8,669,439
                                            -----       ------------
                    NET ASSETS              100.0%      $417,803,960
                                            =====       ============

(a) Non-income producing security.
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
* Cost for federal income tax purposes is 418,996,899. Net unrealized Depreciation consists of:

                    Gross Unrealized Appreciation       $  4,398,975
                    Gross Unrealized Depreciation        (14,261,353)
                                                        ------------
                    Net Unrealized Depreciation         $ (9,862,378)
                                                        ============

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
CORPORATE BONDS: 89.8%

                   APPAREL: 2.5%
   2,000,000 (b)   Supreme Int'l Corp., 12.250%,
                   due 04/01/06                         $  2,030,000
                                                        ------------
                   BROADCASTING: 5.7%
   1,780,000       CD Radio, Inc., 0.000%,
                   Step-Up, due 12/01/07                     905,574
     450,000 (b)   Echostar DBS Corp., 9.375%,
                   due 02/01/09                              459,000
   1,110,000       Pegasus Communications Corp.,
                   9.625%, due 10/15/05                    1,087,800
   1,225,000       Source Media, Inc., 12.000%,
                   due 11/01/04                              973,875
   1,340,000       Telewest PLC, 0.000%, Step-Up,
                   due 10/01/07                            1,194,274
                                                        ------------
                                                           4,620,523
                                                        ------------
                   COMMUNICATIONS -- COMPETITIVE LOCAL
                   EXCHANGE CARRIER: 13.0%
   1,870,000       Colt Telecom Group PLC,
                   0.000%, Step-Up, due
                   12/15/06                                1,573,137
   1,780,000       Completel Europe N.V., 0.000%,
                   Step-Up, due 02/15/09                     970,260
   3,000,000       ICG Services, 0.000%, Step-Up,
                   due 02/15/08                            1,890,000
   2,000,000       Metromedia Fiber, 10.000%,
                   due 11/15/08                            2,055,000
   1,500,000       MGC Communications, Inc.,
                   13.000%, due 10/01/04                   1,376,250
   2,230,000       Winstar Communication, Inc.,
                   0.000%, Step-Up, due
                   03/01/07                                2,564,500
                                                        ------------
                                                          10,429,147
                                                        ------------
                   COMMUNICATIONS -- GENERAL: 2.7%
   2,320,000       Covad Communications Group,
                   0.000%, Step-Up, due
                   03/15/08                                1,261,500
   1,340,000       United Int'l Holdings, 0.000%,
                   Step-Up, due 02/15/08                     887,750
                                                        ------------
                                                           2,149,250
                                                        ------------
                   COMMUNICATIONS -- INTERNET
                   SERVICE PROVIDER: 3.1%
   1,535,000       Global Telesystems Group,
                   9.875%, due 02/15/05                 $  1,531,163
   1,020,000       Globix Corp., 13.000%, due
                   05/01/05                                  969,000
                                                        ------------
                                                           2,500,163
                                                        ------------
                   COMMUNICATIONS -- LONG DISTANCE: 5.0%
   2,000,000       ITC Deltacom, 9.75%, due
                   11/15/08                                2,060,000
   1,960,000       Viatel, Inc. 11.250%, due
                   04/15/08                                1,969,800
                                                        ------------
                                                           4,029,800
                                                        ------------
                   COMMUNICATIONS -- TELECOMMUNICATIONS: 8.0%
   1,250,000       International Cabletel, Inc.,
                   0.000%, Step-Up, due
                   04/15/05                                1,200,000
     980,000       Northeast Optic Network,
                   12.500%, due 08/15/08                   1,011,850
   3,000,000       Pinnacle Holdings, 0.000%,
                   Step-Up, due 03/15/08                   1,770,000
   1,110,000       Powertel, Inc., 0.000%,
                   Step-Up, due 02/01/06                     931,012
   3,000,000       Rhythms Netconnections,
                   0.000%, Step-Up, due
                   05/15/08                                1,556,250
                                                        ------------
                                                           6,469,112
                                                        ------------
                   COMMUNICATIONS -- WIRELESS: 1.8%
   1,340,000       Nextel Communications, Inc.,
                   0.000%, Step-Up, due
                   09/15/07                                  979,875
     915,000       Telesystem Int'l Wireless,
                   0.000%, Step-Up, due
                   06/30/07                                  483,806
                                                        ------------
                                                           1,463,681
                                                        ------------
                   COMPUTERS: 5.3%
   1,780,000       Apple Computer, Inc., 6.500%,
                   due 02/15/04                            1,650,950
     940,000       Unisys Corp., 12.000%, due
                   04/15/03                                1,024,600
   1,405,000       Unisys Corp., 11.750%, due
                   10/15/04                                1,566,575
                                                        ------------
                                                           4,242,125
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                   Value
------------                                            ------------
                   DIVERSIFIED FINANCIAL SERVICES: 5.8%
     890,000       Amresco, Inc., 8.750%, due
                   07/01/99                             $    887,774
   1,780,000       Coinstar, Inc., 0.000%, Step-Up,
                   due 10/01/06                            1,755,525
   2,270,000       Resource America, Inc., 12.000%,
                   due 08/01/04                            2,043,000
                                                        ------------
                                                           4,686,299
                                                        ------------
                   ELECTRONICS: 2.4%
   2,000,000       Amkor Technology, Inc., 9.250%,
                   due 05/01/06                            1,942,500
                                                        ------------
                   ENTERTAINMENT AND LEISURE: 7.4%
   1,878,000       Ascent Entertainment Group,
                   0.000%, Step-Up, due 12/15/04           1,331,032
   1,290,000       Bally Total Fitness Holdings,
                   9.875%, due 10/15/07                    1,248,075
   2,000,000 (b)   Hollywood Entertainment,
                   10.625%, due 08/15/04                   1,970,000
   1,470,000       SFX Entertainment, 9.125%, due
                   02/01/08                                1,436,924
                                                        ------------
                                                           5,986,031
                                                        ------------
                   FOOD, BEVERGE & TOBACCO: 1.9%
   1,560,000 (b)   Triarc Consumer Products Group,
                   Inc., 10.250%, due 02/15/09             1,505,400
                                                        ------------
                   GAMING AND LOTTERY: 2.5%
   2,000,000 (b)   Majestic Star Casino Llc.,
                   10.875%, due 07/01/06                   1,985,000
                                                        ------------
                   HEALTHCARE: 3.6%
   1,780,000       Abbey Healthcare Group, Inc.,
                   9.500%, due 11/01/02                    1,780,000
   1,000,000       Global Health Sciences, Inc.,
                   11.000%, due 05/01/08                     770,000
     317,000       Twin Laboratories, 10.250%, due
                   05/15/06                                  336,812
                                                        ------------
                                                           2,886,812
                                                        ------------
                   HOME BUILDING: 2.4%
     750,000       Kevco, Inc., 10.375%, due
                   12/01/07                             $    525,000
   1,340,000       McDermott, Inc., 9.375%, due
                   03/15/02                                1,398,960
                                                        ------------
                                                           1,923,960
                                                        ------------
                   PRINTING/PUBLISHING: 2.1%
   1,780,000       Big Flower Press Holdings,
                   8.625%, due 12/01/08                    1,650,950
                                                        ------------
                   RENTAL EQUIPMENT: 1.4%
   1,110,000       United Rentals, Inc., 9.500%, due
                   06/01/08                                1,123,875
                                                        ------------
                   RESTAURANTS: 1.3%
   1,050,000       Foodmaker, Inc., 8.375%, due
                   04/15/08                                1,029,000
                                                        ------------
                   RETAIL: 3.7%
   1,109,000       Michaels Stores, Inc., 10.875%,
                   due 06/15/06                            1,189,402
     890,000       Musicland Stores Corp., 9.875%,
                   due 03/15/08                              895,562
     862,000       Tuesday Morning Corp., 11.000%,
                   due 12/15/07                              912,642
                                                        ------------
                                                           2,997,606
                                                        ------------
                   SHIPPING: 2.0%
   1,495,000       Sea Containers, 12.500%, due
                   12/01/04                                1,608,993
                                                        ------------
                   TRANSPORTATION: 6.2%
   1,340,000       Atlas Air, Inc., 9.375%, due
                   11/15/06                                1,309,850
   1,340,000       Atlas Air, Inc., 9.250%, due
                   04/15/08                                1,286,400
   1,340,000       Trans World Airlines, 11.375%,
                   due 03/01/06                              456,125
     890,000       Trans World Airlines, 11.500%,
                   due 12/15/04                              745,375
     890,000       Trans World Airlines, 12.000%,
                   due 04/1/02                             1,232,800
                                                        ------------
                                                           5,030,550
                                                        ------------
                   Total Corporate Bonds
                   (Cost $74,279,542)                     72,290,777
                                                        ------------

                 See Accompanying Notes to Financial Statements

Income
Funds

Pilgrim
High Yield
Fund II

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                          Market
Shares                                                     Value
------------                                            ------------
COMMON STOCK: 0.2%
                   Communications -- Long Distance:
       3,288       Viatel, Inc.                         $    184,533
                                                        ------------
                   (Cost $2,330)
                   Total Common Stock                        184,533
                                                        ------------
PREFERRED STOCK: 2.9%
                   Broadcasting: 1.8%
      12,545       Capstar                              $  1,477,173
                                                        ------------
                   Internet: 1.1%
       9,250       Concentric Network 13.5%                  888,036
                                                        ------------
                   Total Preferred Stock
                   (Cost $2,442,908)                       2,365,209
                                                        ------------

Number of                                                  Market
Warrants                                                    Value
------------                                            ------------
WARRANTS: 0.2%
                   Computers: 0.2%
       1,600 (a)   Bell Technology Group                $    144,000
                                                        ------------
                   Cost ($0)
                   Total Warrants                            144,000
                                                        ------------
                   Total Long-Term Investments
                   (Cost $76,724,780)                   $ 74,984,519
                                                        ------------

Principal
Amount                                                     Value
------------                                            ------------
SHORT-TERM INVESTMENTS: 5.8%
                   Repurchase Agreement: 5.8%
  $4,639,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized
                   by
                   $4,605,000 U.S. Treasury
                   Notes,
                   6.375% Market Value
                   $4,735,552, Due 09/30/2001)          $  4,639,000
                                                        ------------
                   Total Short-Term Investments
                   (Cost $4,639,000)                    $  4,639,000
                                                        ------------
                   Total Investments in
                   Securities (Cost
                   $81,363,780)*               98.9%    $ 79,623,519
                   Other Assets and
                   Liabilities, Net             1.1%         900,680
                                              ------    ------------
                   Net Assets                 100.0%    $ 80,524,199
                                              ======    ============
(a) Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $  1,036,861
                   Gross Unrealized Depreciation          (2,777,122)
                                                        ------------
                   Net Unrealized Appreciation          $ (1,740,261)
                                                        ============

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
 Principal                                                 Market
 Amount                                                     Value
-------------                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%

                   FINANCIAL: 5.5%
  $  574,053       FHLMC E00659, 6.000%, due
                   04/01/14                             $    554,495
   1,172,113       FHLMC E74572, 5.500%, due
                   01/01/14                                1,110,202
     240,000       FHR 2102 Pe, 6.500%, due
                   12/15/28                                  229,274
     230,000       FHR 2127 Td, 6.000%, due
                   12/15/28                                  227,270
                                                        ------------
                   Total U.S. Government
                   Agency Obligations:
                   (Cost $2,197,083)                       2,121,241
                                                        ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 5.9%

                   FINANCIAL: 5.9%
     170,000       Amres 1997-3 A9, 6.960%, due
                   03/25/27                                  170,572
     170,000       ASC 1996-D3 A1C, 7.400%, due
                   10/13/26                                  174,060
      70,000       Comed 1998-1 A7, 5.740%, due
                   12/25/10                                   64,583
     241,757       CRIIMI Mae 1998-1 A1, 5.697%,
                   due 10/20/01                              230,861
     170,000       CRIIMI Mae 98-C1 CL A2,
                   7.000%, due 03/02/11                      150,238
     260,000       DLJCM 1998-CF2 A1B, 6.240%,
                   due 11/12/31                              248,135
     160,000       GS Mortgage Securities, 6.562%,
                   due 04/13/31                              155,772
     276,098       MSC 1997-XL1 A1, 6.590%, due
                   10/03/30                                  277,072
     150,000       MSC 1998-XL2, 6.170%, due
                   10/03/08                                  144,544
     165,000       NASC 1998-D6 A1B, 6.590%,
                   due 03/17/28                              160,477
     125,000       Residential Asset Securities,
                   6.415%, due 07/25/29                      121,869
     240,000       SAST 1999-2 AF4, 6.445%, due
                   08/25/26                                  235,214
     124,731       SLCMT 1997-C1, 6.875%, due
                   07/25/04                                  125,505
                                                        ------------
                   Total CMOs and Asset-Backed
                   Securities: (Cost $2,354,459)           2,258,902
                                                        ------------

                                                           Market
Shares                                                      Value
------------                                            ------------
COMMON STOCKS: 47.5%

                   AUTOMOTIVE: 1.4%
       2,900       DaimlerChrysler                      $    257,738
       4,900       Ford Motor Co.                            276,544
                                                        ------------
                                                             534,282
                                                        ------------
                   BANKS: 0.7%
       3,100       Chase Manhattan Corp.                     268,538
                                                        ------------
                   BEVERAGES: 2.1%
       3,500       Anheuser Busch Co.                        248,281
       4,200
                   Coca-Cola                                 262,500
       7,400       Pepsico, Inc.                             286,288
                                                        ------------
                                                             797,069
                                                        ------------
                   BROADCASTING: 0.8%
       7,800       Comcast Corp.                             299,812
                                                        ------------
                   CHEMICALS: 0.8%
       4,300       Dupont                                    293,743
                                                        ------------
                   COMMUNICATIONS: 2.6%
       2,400       Ameritech Corp.                           176,400
       5,200       AT&T Corp.                                290,225
       2,800 (c)   MCI Worldcom, Inc.                        241,500
       3,100       Nokia Corp. ADR                           283,843
                                                        ------------
                                                             991,968
                                                        ------------
                   COMPUTERS: 3.7%
       4,300 (c)   Cisco Systems                             277,350
      12,400       Compaq Computer                           293,725
       7,000 (c)   Dell Computer Corp.                       259,000
       3,100       Hewlett Packard                           311,550
       2,100       International Business Machines           271,425
                                                        ------------
                                                           1,413,050
                                                        ------------
                   COMPUTER SOFTWARE & SERVICE: 2.2%
       2,600 (c)   America Online, Inc.                      287,300
       3,100 (c)   Microsoft Corp.                           279,581
       4,000 (c)   Sun Microsystems                          275,500
                                                        ------------
                                                             842,381
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                      Value
------------                                            ------------
                   CONSUMER DURABLES: 0.7%
       2,500       Sony Corp. ADR                       $    275,937
                                                        ------------
                   CONSUMER PRODUCTS: 2.8%
       2,800       Colgate-Palmolive Company                 276,500
       6,200       Gillette                                  254,200
       3,000       Procter & Gamble                          267,750
       6,800       Unilever PLC ADR                          253,300
                                                        ------------
                                                           1,051,750
                                                        ------------
                   DEFENSE: 0.7%
       6,900       Lockheed Martin Corp.                     257,025
                                                        ------------
                   DIVERSIFIED CONGLOMERATE: 0.5%
       2,200       Tyco Int'l, Ltd.                          208,450
                                                        ------------
                   DRUGSTORES: 0.7%
       9,100       Walgreen Co.                              267,313
                                                        ------------
                   ELECTRICAL EQUIPMENT: 0.8%
       2,600       General Electric                          293,800
                                                        ------------
                   ELECTRONICS -- SEMICONDUCTORS: 0.7%
       4,600       Intel Corp.                               273,700
                                                        ------------
                   ENERGY: 0.7%
       4,800       Duke Power Co.                            261,000
                                                        ------------
                   ENTERTAINMENT: 0.7%
       3,800       Time Warner, Inc.                         279,300
                                                        ------------
                   FINANCIAL: 3.7%
       2,300       American Express                          299,287
       2,446       American Int'l Group                      286,335
       5,700       Citigroup, Inc.                           270,750
       4,200       FNMA                                      287,175
       4,800       FHLMC                                     278,400
                                                        ------------
                                                           1,421,947
                                                        ------------
                   FOOD STORES: 0.7%
       5,700 (c)   Safeway, Inc.                             282,150
                                                        ------------
                   FOODS: 0.7%
      11,900       Sara Lee                             $    269,982
                                                        ------------
                   INSURANCE: 0.7%
       7,900       Allstate Corp.                            283,413
                                                        ------------
                   MARINE: 0.7%
       5,500       Carnival Corp.                            266,750
                                                        ------------
                   MEDICAL: 0.7%
       3,900       Novartis AG ADR                           284,735
                                                        ------------
                   METALS & MINERALS: 0.7%
       4,000       Alcoa, Inc.                               247,500
                                                        ------------
                   NATURAL GAS PIPELINE: 0.8%
       3,700       Enron                                     302,475
                                                        ------------
                   OIL & GAS: 2.2%
       2,800       Chevron Corp.                             266,525
       3,600       Exxon Corp.                               277,650
       5,100       Royal Dutch Petroleum Company             307,275
                                                        ------------
                                                             851,450
                                                        ------------
                   OIL WELL EQUIPMENT & SERVICE: 0.7%
       4,300       Schlumberger, Ltd.                        273,855
                                                        ------------
                   PHARMACEUTICALS: 4.5%
       5,800       Abbott Laboratories                       263,900
       3,700       Bristol-Myers Squibb Co.                  260,619
       2,900       Johnson & Johnson                         284,200
       4,100       Merck & Co.                               303,400
       2,700       Pfizer                                    296,325
       4,500       Warner Lambert Co.                        312,188
                                                        ------------
                                                           1,720,632
                                                        ------------
                   PUBLISHING: 0.7%
       3,900       Gannett Co.                               278,363
                                                        ------------
                   RESTAURANT: 0.7%
       6,400       McDonalds Corp.                           264,400
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                     Value
------------                                            ------------
                   RETAIL: 3.7%
       3,700 (c)   Costco Companies, Inc.               $    296,231
       4,300       Home Depot, Inc.                          277,081
       5,600       Sears, Roebuck and Company                250,250
       5,550       The Gap, Inc.                             279,581
       6,300       Wal-Mart Stores, Inc.                     303,975
                                                        ------------
                                                           1,407,118
                                                        ------------
                   TECHNOLOGY: 0.7%
       4,000       Lucent Technologies                       269,750
                                                        ------------
                   TOBACCO PRODUCTS: 0.6%
       6,100       Philip Morris Companies, Inc.             245,143
                                                        ------------
                   TRANSPORATION: 0.7%
       5,100 (c)   FDX Corp.                                 276,675
                                                        ------------
                   UTILITIES: 1.7%
       4,200       Bell Atlantic Corp.                       274,575
       2,100       SBC Communications                        121,800
      10,200       Southern Co.                              270,300
                                                        ------------
                                                             666,675
                                                        ------------
                   Total Common Stocks:
                   (Cost $15,628,444)                     18,222,131
                                                        ------------

Principal                                                  Market
Amount                                                     Value
------------                                            ------------
CORPORATE BONDS: 15.4%

                   AEROSPACE: 0.4%
    $200,000       Rockwell Int'l Corp.; 5.200%, due
                   01/15/98                             $    136,356
                                                        ------------
                   AIRLINES: 0.5%
    $100,000       Atlas Air, Inc., 9.375%, due
                   11/15/06                                   97,750
      66,884 (a)   Continental Airlines, Inc.,
                   6.465%, due 10/15/04                       64,995
      50,000       Trans World Airlines, 11.375%,
                   due 03/01/06                               25,625
                                                        ------------
                                                             188,370
                                                        ------------
                   BROADCASTING: 0.4%
       95,000      News America Holdings, 8.875%,
                   due 04/26/23                         $    104,909
       75,000      Source Media, Inc., 12.000%, due
                   11/01/04                                   59,625
                                                        ------------
                                                             164,534
                                                        ------------
                   BUSINESS SERVICES: 0.4%
      150,000      Unisys Corp., 12.000%, due
                   04/15/03                                  163,500
                                                        ------------
                   COMMUNICATIONS: 4.2%
      100,000      Covad Communications Group,
                   0.000%, due 03/15/08                       54,375
       50,000      Global Telesystems Group,
                   9.875%, due 02/15/05                       49,875
      500,000      ICG Services, 0.000%, due
                   2/15/08                                   315,000
      100,000      International Cabletel, 0.000%,
                   due 04/15/05                               96,000
      250,000 (a)  MGC Communications, Inc.,
                   13.000%, due 10/01/04                     229,375
      250,000      Motorola, Inc., 5.220%, due
                   10/01/97                                  169,352
      500,000      Pinnacle Holdings, 0.000%, due
                   03/15/08                                  295,000
      250,000      Winstar Communications, Inc.,
                   0.000%, due 03/01/07                      287,500
      100,000      Worldcom, Inc., 6.950%, due
                   08/15/28                                   94,795
                                                        ------------
                                                           1,591,272
                                                        ------------
                   COMPUTER SOFTWARE & SERVICE: 0.7%
      500,000      Rhythms Netconnections,
                   0.000%, due 05/15/08                      267,500
                                                        ------------
                   CONSTRUCTION: 0.3%
      100,000      McDermott, Inc., 9.375%, due
                   03/15/02                                  104,141
                                                        ------------
                   FINANCIAL: 0.8%
     $ 20,000      Amresco, Inc., 9.875%, due
                   03/15/05                                   16,200
      160,000      Merrill Lynch, 6.875%, due
                   11/15/18                                  150,051
      150,000      Resource America, Inc., 12.000%,
                   due 08/01/04                              135,000
                                                        ------------
                                                             301,251
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                     Value
------------                                            ------------
                   GAMING: 0.6%
     250,000 (a)   Majestic Star Casino LLC,
                   10.875%, due 07/01/06                $    248,125
                                                        ------------
                   INSURANCE: 0.6%
     110,000       Allmerica Financial Corp.,
                   7.625%, due 10/15/25                      108,333
      50,000       Liberty Financial, 7.625%, due
                   11/15/28                                   49,079
      75,000 (a)   Liberty Mutual Insurance,
                   7.697%, due 10/15/97                       68,841
                                                        ------------
                                                             226,253
                                                        ------------
                   INVESTMENT COMPANIES: 0.5%
     207,917 (a)   Dryden Investor, 7.157%, due
                   07/23/08                                  196,577
                                                        ------------
                   LEISURE: 0.2%
      75,000       Bally Total Fitness Holdings,
                   9.875%, due 10/15/07                       72,563
                                                        ------------
                   MACHINERY & EQUIPMENT: 0.1%
      50,000       United Rentals, 9.500%, due
                   06/01/08                                   50,625
                                                        ------------
                   MEDIA & ENTERTAINMENT: 1.0%
      50,000       Ascent Entertainment, 0.000%,
                   due 12/15/04                               35,437
     100,000 (a)   Echostar DBS Corp., 9.375%, due
                   02/01/09                                  102,000
     250,000 (a)   Hollywood Entertainment,
                   10.625%, due 08/15/04                     246,250
                                                        ------------
                                                             383,687
                                                        ------------
                   MEDICAL: 0.3%
    $100,000       Abbey Healthcare, 9.500%, due
                   11/01/02                                  100,000
                                                        ------------
                   OIL & GAS: 0.6%
     100,000 (a)   Deeptech Int'l, 12.000%, due
                   12/15/00                                  106,750
     110,000       Union Oil Co. of California,
                   7.500%, due 02/15/29                      108,139
                                                        ------------
                                                             214,889
                                                        ------------
                   PHARMACEUTICALS: 0.5%
     250,000       Global Health, 11.000%, due
                   05/01/08                             $    192,500
                                                        ------------
                   PRINTING: 0.5%
     200,000       Donnelley & Sons, 6.625%, due
                   04/15/29                                  181,379
                                                        ------------
                   REAL ESTATE & FINANCIAL SERVICES: 0.1%
      40,000       Equity Office, 7.500%, due
                   04/19/29                                   36,733
                                                        ------------
                   REGIONAL BANKS: 0.5%
     200,000       Amsouth Bank, 6.450%, due
                   02/01/08                                  189,748
                                                        ------------
                   RETAIL: 0.6%
     100,000       Kmart Corp., 6.780%, due
                   08/02/99                                  100,044
     160,000 (a)   Lowes Companies, 6.500%, due
                   03/15/29                                  142,688
                                                        ------------
                                                             242,732
                                                        ------------
                   SHIPPING: 0.3%
     100,000       Sea Containers, 12.500%, due
                   12/01/04                                  107,625
                                                        ------------
                   TECHNOLOGY: 0.2%
      90,000       WMX Technologies, 7.100%, due
                   08/01/26                                   91,763
                                                        ------------
                   TRANSPORTATION: 1.1%
     139,959       Federal Express, 6.720%, due
                   01/15/22                                  133,130
     300,000 (a)   Railcar Leasing, 7.125%, due
                   01/15/13                                  304,281
                                                        ------------
                                                             437,411
                                                        ------------
                   Total Corporate Bonds:
                   (Cost $6,129,219)                       5,889,534
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Balanced
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
Principal                                                  Market
Amount                                                      Value
------------                                            ------------
FOREIGN CORPORATE BONDS: 2.6%

                   FINANCIAL: 2.6%
    $150,000       Abbey National PLC, 6.700%,
                   due 06/29/49                         $    139,841
     160,000       Amvescap PLC, 6.375%, due
                   05/15/03                                  157,501
     125,000       Bank of Scotland, 7.000%, due
                   11/29/49                                  119,276
     100,000 (a)   Cerro Negro Finance, 7.330%,
                   due 12/01/09                               81,981
      50,000       Endesa-Chile, 8.125%, due
                   02/01/97                                   40,323
     125,000 (a)   Inversiones CMPC, 7.375%, due
                   06/15/05                                  117,051
     110,000       PDVSA Finance, Ltd., 7.500%,
                   due 11/15/28                               80,108
      30,000 (a)   Pemex Finance, Ltd., 6.300%,
                   due 05/15/10                               28,800
      55,000 (a)   Pemex Finance, Ltd., 9.150%,
                   due 11/15/18                               51,700
     200,000       United Utilities PLC, 6.875%, due
                   08/15/28                                  177,091
                                                        ------------
                   Total Foreign Corporate Bonds:
                   (Cost $1,094,285)                         993,672
                                                        ------------

                                                           Market
Shares                                                     Value
------------                                            ------------
MUTUAL FUNDS: 7.7%

                   INVESTMENT TRUSTS: 7.7%
      60,000       Blackrock 2001 Term Trust            $    540,000
      65,800       Blackrock Strategic Term Trust            600,425
     190,000 (b)   Pilgrim Prime Rate Trust                1,793,125
                                                        ------------
                   Total Mutual Funds: (Cost
                   $2,864,610)                             2,933,550
                                                        ------------
PREFERRED STOCK: 0.1%

                   COMMUNICATIONS: 0.1%
         309       IXC Communications                         29,708
                                                        ------------
                   Total Preferred Stock: (Cost
                   $30,636)                                   29,708
                                                        ------------


Principal                                                  Market
Amount                                                     Value
------------                                            ------------
U.S. TREASURY OBLIGATIONS: 6.7%

                   U.S. TREASURY BONDS: 2.4%
  $1,000,000       U.S. Treasury Bonds, 5.500% due
                   08/15/2028                           $    915,620
                                                        ------------
                   U.S. TREASURY NOTES: 4.3%
     300,000       U.S. Treasury CPI Note, 3.625%
                   due 01/15/2008                            291,468
     200,000       U.S. Treasury, 4.750% due
                   02/15/2004                                192,438
   1,170,000       U.S. Treasury Note, 5.750% due
                   08/15/2003                              1,167,052
                                                        ------------
                                                           1,650,958
                                                        ------------
                   Total U.S. Treasury Obligations:
                   (Cost $2,582,240)                       2,566,578
                                                        ------------
                   Total Long-Term Investments
                   (Cost $32,880,976)                     35,015,316
                                                        ------------

Principal
Amount                                                     Value
--------------                                          ------------
SHORT-TERM INVESTMENTS: 10.3%

                   REPURCHASE AGREEMENT: 10.3%
  $3,938,000       State Street Bank & Trust
                   Repurchase Agreement, 4.700%
                   due 07/01/1999 (Collateralized
                   by $3,910,000 U.S. Treasury
                   Notes, 6.375% due 09/30/01,
                   Market Value $4,020,849)             $  3,938,000
                                                        ------------
                   Total Short-term Investments
                   (Cost $3,938,000)                       3,938,000
                                                        ------------
                   TOTAL INVESTMENTS
                   IN SECURITIES
                   (COST $36,818,976)*        101.7%      38,953,316
                   OTHER ASSETS AND
                   LIABILITIES, NET            (1.7)%       (657,072)
                                             ------     ------------
                   NET ASSETS                 100.0%    $ 38,296,244
                                             ======     ============
(a) Securities with purchases pursuant to Rule 144A, under the Securities
    Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
(b) Related party
(c) Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $  3,027,526
                   Gross Unrealized Depreciation            (883,186)
                                                        ------------
                   Net Unrealized Appreciation          $  2,134,340
                                                        ============

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

                  PORTFOLIO OF INVESTMENTS as of June 30, 1999
--------------------------------------------------------------------------------
                                                           Market
Shares                                                      Value
------------                                            ------------
CONVERTIBLE PREFERRED STOCK: 37.7%

                   ADVERTISING: 0.7%
      66,460       Snyder Communications, Inc.,
                   6.500%, (STRYPES)                    $  1,898,264
                                                        ------------
                   BROADCASTING: 5.5%
      12,800       Chancellor Media Corp., $3.00           1,409,600
      31,350       CSC Holdings, Inc. I 8.500%             3,385,800
      30,610 (b)   Evergreen Media Corp., $3.00            3,370,926
      40,650       Mediaone Group, Inc., 4.50%             6,089,878
                                                        ------------
                                                          14,256,204
                                                        ------------
                   COMMUNICATIONS: 4.4%
      26,632       Airtouch Communications, Inc.,
                   C 4.250%                                3,933,214
      62,700       Global Telesystems Group, Inc.,
                   5.750%, due 07/01/10                    4,138,200
      18,169       Winstar Communications, Inc.
                   A 6.000%                                  960,659
      42,780       Winstar Communications, Inc.
                   D 7.000%                                2,395,699
                                                        ------------
                                                          11,427,772
                                                        ------------
                   CONTAINERS: 1.2%
      49,440       Sealed Air Corp., A $2                  3,090,000
                                                        ------------
                   COSMETICS: 1.1%
      28,850       Estee Lauder TRT II 6.250%,
                   (ACES)                                  2,719,112
                                                        ------------
                   ELECTRIC: 3.5%
      35,050       Houston Industries, Inc.,
                   7.000% (ACES)                           4,179,712
      86,350       Texas Utilities Co., 9.250%
                   (PRIDES)                                4,749,250
                                                        ------------
                                                           8,928,962
                                                        ------------
                   ELECTRONICS/MUSIC CHAINS: 1.6%
     105,045       Apache Corp., 6.500%                    4,096,755
                                                        ------------
                   FINANCIAL PRODUCTS/SERVICES: 14.4%
      44,000       Big Flower Trust, 6.000%             $  2,560,250
      29,055       CVS Auto Exchange Trust,
                   6.000%                                  2,647,637
      41,500       Finova Finance Trust, 2.750%            2,863,500
      60,490       K Mart Financing I, 7.750%              3,538,665
      29,350       Merrill Lynch & Co. CIBER,
                   7.875% (STRYPES)                        1,232,700
      25,265       Morgan Stanley Group, Inc.,
                   6.000%, (CSCO)                          2,916,528
     497,117 (a)   Morgan Stanley Group, Inc.
                   WCOM Reset 6.000% (PERQS)               4,411,913
      35,600       Protective Life Capital Trust II,
                   6.500% (PRIDES)                         2,064,800
      27,800       Qualcomm Financial Trust,
                   5.750%                                  5,615,600
      65,900       Qwest Trends Trust, 5.750%              3,805,725
      44,550 (b)   United Globalcom, 7.000%                2,238,638
      21,450       United Rentals, Trust I, 6.500%           992,063
      52,750 (b)   United Rentals, Trust I, 6.500%
                   (QUIPS)                                 2,400,125
                                                        ------------
                                                          37,288,144
                                                        ------------
                   HOME BUILDING: 0.3%
      96,200       Kaufman & Broad Homes, 8.250%
                   (PRIDES)                                  781,625
                                                        ------------
                   INSURANCE: 1.3%
      36,300       American General Corp.,
                   6.000% (MIPS)                           3,394,050
                                                        ------------
                   INTERNET: 0.7%
      39,700       Psinet, Inc. C, 6.750%                  1,915,525
                                                        ------------
                   OIL & GAS: 2.5%
      75,947       EVI, Inc., 5.000%                       3,009,400
      17,400       Williams Cos., Inc., $3.50              3,490,875
                                                        ------------
                                                           6,500,275
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Shares                                                     Value
-----------                                             ------------
                   TELECOMMUNICATIONS EQUIPMENT: 0.5%
     154,820       Ericcson Telephone Co.,
                   4.250%                               $  1,344,999
                                                        ------------
                   Total Convertible Preferred
                   Stock (Cost $77,864,870)               97,641,687
                                                        ------------

                                                           Market
Principal                                                   Value
-------------                                           ------------
CONVERTIBLE CORPORATE BONDS: 56.8%

                   ADVERTISING: 3.2%
  $1,230,000       Interpublic Group, Inc. 1.87%,
                   due 06/01/06                         $  1,122,375
     568,000 (b)   Omnicom Group, Inc., 4.250%,
                   due 01/03/07                            1,455,500
   3,443,000       Omnicom Group, Inc., 2.250%,
                   due 01/06/13                            5,680,950
                                                        ------------
                                                           8,258,825
                                                        ------------
                   AEROSPACE: 0.4%
   1,292,000       Kellstrom Industries, Inc.,
                   5.500%, due 06/15/03                    1,086,895
                                                        ------------
                   BROADCASTING: 2.5%
   1,245,000 (b)   Cbs Radio, Inc., 7.000%,
                   due 06/30/11                            1,992,000
   3,569,000       Clear Channel
                   Communications, 2.625%,
                   due 04/01/03                            4,523,708
                                                        ------------
                                                           6,515,708
                                                        ------------
                   COMMERCIAL SERVICES: 0.9%
   2,227,000       Quintiles Transnational,
                   4.250%, due 05/31/00                    2,471,970
                                                        ------------
                   COMMUNICATIONS: 3.3%
     950,000       Global Telesystems Group, Inc.,
                   5.750%, due 07/01/10                    1,501,000
   1,900,000 (b)   Nextel Communications,
                   4.750%, due 07/01/07                    2,306,125
   2,910,000 (b)   NTL, Inc., 7.000%, due
                   12/15/08                                4,761,488
                                                        ------------
                                                           8,568,613
                                                        ------------
                   COMPUTER SYSTEMS: 6.0% $
   1,823,000 (b)   Affiliated Computer Services,
                   Inc., 4.000%, due 03/15/05           $  2,388,130
     550,000       Affiliated Computer Services,
                   Inc., 4.000%, due 03/15/05                720,500
      45,000       Comverse Technology, Inc.,
                   4.500%, due 07/01/05                       86,344
   3,520,000 (b)   Comverse Technology, Inc.,
                   4.500%, due 07/01/05                    6,754,000
     676,000 (b)   EMC Corp., 3.250%,
                   due 03/15/02                            3,358,030
   2,035,000 (b)   Sanmina Corp., 4.250%,
                   due 05/01/04                            2,281,744
                                                        ------------
                                                          15,588,748
                                                        ------------
                   DATA PROCESSING: 1.6%
   3,652,000 (a)   Automatic Data Processing,
                   0.000%, due 02/20/12                    4,062,850
                                                        ------------
                   DRUGS: 1.6%
   1,258,000       Alpharma, Inc., 5.750%,
                   due 04/01/05                            1,750,193
   1,695,000 (b)   Alpharma, Inc., 5.750%,
                   due 04/01/05                            2,358,169
                                                        ------------
                                                           4,108,362
                                                        ------------
                   ELECTRIC: 2.2%
   9,535,000 (a)(b)Solectron Corp., 0.000%, due
                   01/27/19                                5,589,894
                                                        ------------
                   ELECTRONICS -- SEMICONDUCTORS: 2.1%
   3,355,000 (b)   LSI Logic Corp., A 4.250%, due
                   03/15/04                                5,514,781
                                                        ------------
                   FINANCIAL PRODUCTS/SERVICES: 6.5%
   2,700,000       American Express Credit,
                   1.25%, due 02/19/03                     3,280,500
   3,290,000       Merrill Lynch & Co., 1.000%,
                   due 02/08/06                            3,055,588
   3,751,000 (a)   Mutual Risk Management
                   0.000%, due 10/30/15                    2,677,276
   3,992,000 (b)   Swiss Life Financial, Ltd.,
                   2.000%, due 05/20/03                    4,081,820
   5,800,000       Xerox Credit Corp., 0.570%,
                   due 04/21/18                            3,712,000
                                                        ------------
                                                          16,807,184
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
                   HOME BUILDING: 0.9%
   5,262,000 (a)   Lennar Corp., 0.000%, due
                   07/29/18                             $  2,315,280
                                                        ------------
                   INTERNET: 2.4%
   2,476,000 (b)   At Home Corp., 0.525%,
                   due 12/28/18                            1,999,370
   1,580,000 (b)   Exodus Communications, Inc.,
                   5.000%, due 03/15/06                    4,119,850
                                                        ------------
                                                           6,119,220
                                                        ------------
                   MANUFACTURING: 1.7%
   1,763,000 (a)   ADT Operations, 0.000%, due
                   07/06/10                                4,409,704
                                                        ------------
                   MEDICAL: 0.8%
   3,086,000 (a)   Wellpoint Health Network,
                   0.000%, due 07/02/19                    2,173,701
                                                        ------------
                   OIL & GAS: 3.3%
   5,226,000       Diamond Offshore Drilling,
                   3.750%, due 02/15/07                    5,180,272
   3,190,000       Pennzenergy Co., 4.900%, due
                   08/15/08                                3,289,688
                                                        ------------
                                                           8,469,960
                                                        ------------
                   POLLUTION CONTROL: 1.9%
   3,638,000       Waste Management, Inc.,
                   4.000%, due 02/01/02                    4,861,278
                                                        ------------
                   PRINTING: 1.9%
   1,577,000       Mail-Well, Inc., 5.000%,
                   due 11/01/02                            1,716,959
   3,387,000       World Color Press, 6.000%,
                   due 10/01/07                            3,217,650
                                                        ------------
                                                           4,934,609
                                                        ------------
                   RETAIL: 7.7%
   3,445,000       Action Performance Cos.,
                   4.750%, due 04/01/05                 $  3,182,319
   5,452,000       Ann Taylor Stores Corp.,
                   0.550%, due 06/18/19                    3,387,055
   1,356,000 (a)(b)Costco Cos., Inc., 0.000%, due
                   08/19/17                                1,240,740
   3,963,000 (a)   Costco Cos., Inc., 0.000%, due
                   08/19/17                                3,626,145
   1,512,000       Home Depot, Inc., 3.250%,
                   due 10/01/01                            4,210,920
   4,985,000 (a)   Office Depot, Inc. 0.000%, due
                   11/01/08                                4,255,944
                                                        ------------
                                                          19,903,123
                                                        ------------
                   RETIREMENT/AGED CARE: 1.1%
   2,724,000       Sunrise Assisted Living, Inc.,
                   5.500%, due 06/15/02                    3,003,210
                                                        ------------
                   SOFTWARE: 3.4%
  11,690,000 (a)(b)Citrix Systems, 0.000%,
                   due 03/22/19                            5,362,788
   1,501,000 (b)   Veritas Software Corp., 5.250%,
                   due 11/01/04                            3,525,474
                                                        ------------
                                                           8,888,262
                                                        ------------
                   UTILITIES: 1.4%
   2,878,000       AES Corp., 4.500%,
                   due 08/15/05                            3,572,313
                                                        ------------
                   Total Convertible Corporate
                   Bonds (Cost $119,390,151)             147,224,490
                                                        ------------

                 See Accompanying Notes to Financial Statements

Equity &
Income Funds

Pilgrim
Convertible
Fund

            PORTFOLIO OF INVESTMENTS as of June 30, 1999 (Continued)
--------------------------------------------------------------------------------
                                                           Market
Principal                                                  Value
------------                                            ------------
COMMON STOCK: 2.9%
                   Communications: 0.0%
         671 (a)   Winstar Communications, Inc.         $     32,711
                                                        ------------
                   Electronics -- Semiconductors: 2.0%
     104,239 (a)   Analog Devices                          5,231,495
                                                        ------------
                   Real Estate Investment Trust: 0.5%
      57,700       Reckson Associates Realty
                   Corp.                                   1,355,950
                                                        ------------
                   Telecommunication Equipment: 0.4%
      39,100 (a)   American Tower Corp. Cl-A                 938,400
                                                        ------------
                   Total Common Stock
                   (Cost $5,276,945)                       7,558,556
                                                        ------------
                   Total Long Term
                   (Cost $202,531,965)                   252,424,733
                                                        ------------

Principal
Amount                                                     Value
------------                                            ------------
SHORT-TERM INVESTMENTS: 2.3%
                   Repurchase Agreement: 2.3%
  $5,886,000       State Street Bank & Trust
                   Repurchase Agreement, 4.70%
                   due 07/01/99 (Collateralized by
                   $5,840,000 U.S. Treasury Notes,
                   6.375% Market Value
                   $6,005,564,
                   Due 09/30/2001)                      $  5,886,000
                                                        ------------
                   Total Short-Term Investments
                   (Cost $5,886,000)                       5,886,000
                                                        ------------
                   Total Investments in
                   Securities
                   (Cost $208,417,965)*         99.7%    258,310,733
                   Other Assets and
                   Liabilities, Net              0.3%        726,577
                                              ------    ------------
                   Net Assets                  100.0%   $259,037,310
                                              ======    ============
(a) Non-income producing security
(b) Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $208,813,924. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation        $ 53,098,494
                   Gross Unrealized Depreciation          (3,601,685)
                                                        ------------
                   Net Unrealized Appreciation          $ 49,496,809
                                                        ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

I. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on May 21, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                           Shares
                          Shares        voted against      Shares        Broker
                         voted for       or withheld      abstained     non-vote        Total
                        -------------   ---------------   -----------   ----------   -----------
1.   Election of Trustees to serve until the election and qualification of their successors

Name
-------------------
Mary A. Baldwin         142,656,284       5,492,427          --            --        148,148,711
John P. Burke           142,910,944       5,237,767          --            --        148,148,711
Al Burton               142,686,102       5,462,609          --            --        148,148,711
Jock Patton             146,257,855       1,890,856          --            --        148,148,711
Robert W. Stallings     142,889,767       5,258,944          --            --        148,148,711
Walter E. Auch          146,286,795       1,861,916          --            --        148,148,711

2. Approval of the selection of independent public accountants, Ernst & Young LLP, for the fiscal year ended March 31, 1999.

Fund
-----------------------------
Balanced                            1,775,452      39,467      32,767    --       1,847,686
Convertible                        12,390,054      50,773     152,858    --      12,593,685
Emerging Countries                 18,202,157      66,891     112,520    --      18,381,568
HighYield II                        7,222,342      67,000     102,560    --       7,391,902
International Core Growth           5,921,752     145,354      45,735    --       6,112,841
International SmallCap Growth       5,440,252      11,810     112,544    --       5,564,606
LargeCap Growth                     1,670,484      12,065      11,958    --       1,694,507
MidCap Growth                      18,091,525     184,077     680,310    --      18,955,912
SmallCap Growth                    27,265,012     205,624     395,187    --      27,865,823
Strategic Income                    2,429,498      18,810      21,542    --       2,469,850
Worldwide Growth                    8,259,863     113,503     126,242    --       8,499,608

3. Approval of the management agreement between Pilgrim Funds and Pilgrim Investments, Inc.

Fund
-----------------------------
Balanced                            1,724,922        69,197        53,560    --       1,847,679
Convertible                        11,925,087       390,937       277,651    --      12,593,675
Emerging Countries                 14,679,359     3,466,754       235,459    --      18,381,572

HighYield II                        6,997,077       201,141       193,684    --       7,391,902
International Core Growth           6,011,603        43,556        57,679    --       6,112,838
International SmallCap Growth       5,416,005        19,714       128,885    --       5,564,604
LargeCap Growth                     1,637,066        37,995        19,438    --       1,694,499
MidCap Growth                      17,399,176       356,229     1,200,558    --      18,955,963
SmallCap Growth                    26,580,695       489,278       795,898    --      27,865,871
Strategic Income                    2,413,718        30,346        25,784    --       2,469,848
Worldwide Growth                    8,016,843       172,784       310,007    --       8,499,634

4. Approval of sub-advisory agreement between Pilgrim Investments, Inc. and Nicholas Applegate Capital Management Agreement for the following funds:

Fund
-----------------------------
Convertible                        11,881,969       404,451       307,260    --      12,593,680
Emerging Countries                 14,668,964     3,465,840       246,766    --      18,381,570
International Core Growth           6,016,601        39,673        56,563    --       6,112,837
International SmallCap Growth       5,408,685        20,368       135,551    --       5,564,604
Large CapGrowth                     1,632,310        39,175        23,015    --       1,694,500
Mid CapGrowth                      17,375,689       361,784     1,218,438    --      18,955,911
SmallCap Growth                    26,565,372       542,162       758,312    --      27,865,846
Worldwide Growth                    7,966,581       190,087       342,966    --       8,499,634

-------
Pilgrim
Funds
-------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

5. Approval of the amendment to the fundamental investment limitations clarifying that the limitation on illiquid securities does not apply to Rule 144A securities for the following portfolios

Fund
-----------------------------
Convertible                         8,098,874     195,909     206,348    --       8,501,131
International Core Growth           4,628,549      48,996      47,941    --       4,725,486
International SmallCap Growth       3,707,654      14,140      66,523    --       3,788,317
SmallCap Growth                    17,124,787     257,981     387,981    --      17,770,749
Strategic Income                    1,721,000       7,635      21,594    --       1,750,229

6.   Approval of new service and distribution plans

Fund
------------------------------
Balanced
  Class A                           424,753      16,042      12,447    --         453,242
  Class B                           205,340       5,120       4,295    --         214,755
  Class C                         1,047,244      45,830      38,907    --       1,131,981
Convertible
  Class A                         2,297,425     258,379      63,771    --       2,619,575
  Class B                         1,970,605      19,061      68,503    --       2,058,169
  Class C                         3,678,151      95,077     188,623    --       3,961,851
  Class Q                           339,300       5,004      14,860    --         359,164
Emerging Countries
  Class A                         2,837,973      50,000      43,523    --       2,931,496
  Class B                         1,343,800      30,548      45,597    --       1,419,945
  Class C                         1,306,349      47,346      36,308    --       1,390,003
  Class Q                         3,685,020      48,123      56,269    --       3,789,412
HighYield II
  Class A                         1,278,375      29,389      43,932    --       1,351,696
  Class B                         3,155,671     104,933     125,952    --       3,386,556
  Class C                         1,584,800      68,571      20,498    --       1,673,869
  Class Q                           529,782       6,302       6,399    --         542,483
International Core Growth
  Class A                         1,101,628       9,805      22,268    --       1,133,701
  Class B                           518,291      13,744      18,367    --         550,402
  Class C                           427,818       2,373      13,012    --         443,203
  Class Q                           496,622       8,277       8,862    --         513,761
International SmallCap Growth
  Class A                           837,076       6,900      30,391    --         874,367
  Class B                           530,487       8,663      20,044    --         559,194
  Class C                           459,255       8,683      25,257    --         493,195
  Class Q                           792,942      27,567      67,101    --         887,610
LargeCap Growth
  Class A                           397,890       8,715       1,114    --         407,719
  Class B                           551,217      23,490       3,782    --         578,489
  Class C                           208,760         223       9,940    --         218,923
  Class Q                           180,398       2,944         728    --         184,070
Mid CapGrowth
  Class A                         2,932,467      72,134     214,096    --       3,218,697
  Class B                         1,666,642      30,211      45,823    --       1,742,676
  Class C                         6,924,685     268,357     422,590    --       7,615,632
SmallCap Growth
  Class A                         5,098,049     178,504     163,603    --       5,440,156
  Class B                         1,830,396      62,814      70,012    --       1,963,222
  Class C                         8,164,624     347,361     547,240    --       9,059,225
  Class Q                           154,069         851      73,868    --         228,788
Strategic Income
  Class A                           204,164      23,918          --
  Class B                           446,757       6,539       7,307    --         460,603

-------
Pilgrim
Funds
-------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

Fund
-----------------
  Class C              567,256       1,342      17,084    --        585,682
  Class Q               22,735          --       2,715    --         25,450
Worldwide Growth
  Class A            1,820,194      60,109      60,258    --      1,940,561
  Class B              537,916      42,375      18,507    --        598,798
  Class C            3,999,494     115,185     252,536    --      4,367,215
  Class Q              261,776       4,526       7,407    --        273,709

II. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on June 16, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                       Shares
                       Shares       voted against      Shares        Broker
                      voted for      or withheld      abstained     non-vote       Total
                     ------------   ---------------   -----------   ----------   ------------
1.   Approval of the amendment to the fundamental investment limitations clarifying that the limitation on illiquid securities does not apply to
     Rule 144A securities for the following portfolios:

Fund
------------------
Balanced              1,034,476           35,130        869,345        --         1,938,951
Emerging Countries   11,057,506        3,506,867      5,360,674        --        19,925,047
HighYield II          4,375,962          130,989      2,969,212        --         7,476,163
LargeCap Growth       1,009,247           32,611        681,635        --         1,723,493
MidCap Growth        11,318,739          212,183      7,777,138        --        19,308,060
Worldwide Growth      4,574,898          130,029      3,892,008        --         8,596,935

2.   Approval of new service and distribution plans

Fund
------------------
Balanced Class Q          5,616            3,611             --        --             9,227

III. A special meeting of the shareholders of the Pilgrim Mutual Funds was held in San Diego, California on June 29, 1999. A brief description of each matter voted upon as well as the results are outlined below:

                                           Shares
                           Shares       voted against      Shares        Broker
                          voted for      or withheld      abstained     non-vote      Total
                          -----------   ---------------   -----------   ----------   ---------

1.   Approval of new service and distribution plans

Fund
---------------------
MidCap Growth Class Q      511,952         21,510          29,954          --        563,416

-------
Pilgrim
Funds
-------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

Change in Auditors

At a meeting held on May 24, 1999, the Board of Trustees of Pilgrim Mutual Funds (the "Trust"), as well as the Trustees who were members of the Trust's Audit Committee, selected KPMG LLP to act as the independent auditors of the Trust in place of Ernst & Young LLP for the fiscal year ended June 30, 1999. Ernst & Young formally resigned as independent auditors for the Trust on July 13, 1999.

Ernst & Young's report on Pilgrim Mutual Funds' financial statements for any of the prior two fiscal years did not contain an adverse opinion or disclaimer and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During Pilgrim Mutual Funds' two prior fiscal years, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

-------
Pilgrim
Funds
-------

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the tax year ended June 30, 1999 were as follows:

                                 Type     Per Share Amount
                                 ------   ------------------
High Yield Fund
  Class A                         NII          $0.6244
  Class B                         NII          $0.5722
  Class C                         NII          $0.0498
  Class M                         NII          $0.5868
Pilgrim High Yield Fund II
  Class A                         NII          $0.2775
  Class B                         NII          $0.2586
  Class C                         NII          $0.2586
  Class Q                         NII          $0.2805
Pilgrim Strategic Income Fund
  Class A                         NII          $0.1432
  Class B                         NII          $0.1312
  Class C                         NII          $0.1340
  Class Q                         NII          $0.1401
Pilgrim Balanced Fund
  Class A                         NII          $0.0691
  Class B                         NII          $0.0421
  Class C                         NII          $0.0414
  Class Q                         NII          $0.0804


                                 Type     Per Share Amount
                                 ------   ------------------
Pilgrim Convertible Fund
  Class A                         NII          $0.0994
  Class B                         NII          $0.0624
  Class C                         NII          $0.0630
  Class Q                         NII          $0.1143

NII -- Net investment income

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of fiscal year 1999 net investment income dividends that qualify for the corporate dividend received deduction is 3.88%, for the Strategic Income Fund.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2000, shareholders, excluding corporate shareholders, will receive an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar 1999.

                                                              Investment Manager
                                                       PILGRIM INVESTMENTS, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                     Distributor
                                                        PILGRIM SECURITIES, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                     Shareholder Servicing Agent
                                                             PILGRIM GROUP, INC.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                                               DST SYSTEMS, INC.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368

                                                                       Custodian
                                               INVESTORS FIDUCIARY TRUST COMPANY
                                                                801 Pennsylvania
                                                     Kansas City, Missouri 64105

                                                                   Legal Counsel
                                                          DECHERT PRICE & RHOADS
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

                                                            Independent Auditors
                                                                        KPMG LLP
                                                       725 South Figueroa Street
                                                   Los Angeles, California 90017

Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling PILGRIM SECURITIES, INC. DISTRIBUTOR AT 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

PFANNQ0699-083099